                                                                    EXHIBIT 4.10


                               OMNIBUS INSTRUMENT


            WHEREAS, the parties named herein desire to enter into certain Program Documents contained herein, each such document dated as of this [ ] day of [ ], 2004, relating to the issuance by Principal Life Income Fundings Trust [ ] (the "Trust") of Notes to investors under Principal Life's secured notes program;


            WHEREAS, the Trust is a trust and will be organized under and its activities will be governed by the provisions of the Trust Agreement (set forth in Section A of this Omnibus Instrument), dated as of the date of the Pricing Supplement (attached to this Omnibus Instrument as Exhibit D) (the "Pricing Supplement"), by and between the parties thereto indicated in Section F herein;


            WHEREAS, certain expense and indemnification arrangements between Principal Life and the Trustee, on behalf of itself and on behalf of the Trust, are governed pursuant to the provisions of the Expense and Indemnity Agreement dated as of March 5, 2004, by and between Principal Life and the Trustee;


            WHEREAS, certain licensing arrangements between the Trust and Principal Financial Services, Inc. will be governed pursuant to the provisions of the License Agreement (set forth in Section B of this Omnibus Instrument), dated as of the date of the Pricing Supplement, by and between the parties thereto indicated in Section F herein;


            WHEREAS, certain custodial arrangements of the Funding Agreement and the Guarantee will be governed pursuant to the provisions of the Custodial Agreement (the "Custodial Agreement") dated as of March 5, 2004, by and among Bankers Trust Company, N.A., acting as custodian (the "Custodian"), the Indenture Trustee and the Trustee, on behalf of the Trust;


            WHEREAS, the Notes will be issued pursuant to the Indenture (set forth in Section C of this Omnibus Instrument), dated as of the Original Issue Date, by and between the parties thereto indicated in Section F herein;

            WHEREAS, the sale of the Notes will be governed by the Terms Agreement (set forth in Section D of this Omnibus Instrument), dated the date of the Pricing Supplement, by and among the parties thereto indicated in Section F herein; and

            WHEREAS, certain agreements relating to the Notes, the Funding Agreement and the Guarantee are set forth in the Coordination Agreement (set forth in Section E of this Omnibus Instrument), dated as of the date of the Pricing Supplement, by and among the parties thereto indicated in Section F herein.

            All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Indenture.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION A


                                 TRUST AGREEMENT


            This TRUST AGREEMENT (this "Trust Agreement"), dated as of the date of the Pricing Supplement, is entered into by and between GSS Holdings II, Inc., a Delaware corporation, as trust beneficial owner (the "Trust Beneficial Owner"), and U.S. Bank Trust National Association, a national banking association, as Trustee (the "Trustee").


                              W I T N E S S E T H:

            WHEREAS, the Trust Beneficial Owner and the Trustee desire to authorize the issuance of a Trust Beneficial Interest and a series of Notes in connection with the entry into this Trust Agreement;

            WHEREAS, all things necessary to make this Trust Agreement a valid and legally binding agreement of the Trustee and the Trust Beneficial Owner, enforceable in accordance with its terms, have been done;

            WHEREAS, the parties intend to provide for, among other things, (i) the issuance and sale of the Notes (pursuant to the Indenture, the Distribution Agreement and the related Terms Agreement) and the Trust Beneficial Interest,
(ii) the use of the proceeds of the sale of the Notes and Trust Beneficial Interest to acquire the Funding Agreement, the payment obligations of which will be fully and unconditionally guaranteed by the Guarantee, and (iii) all other actions deemed necessary or desirable in connection with the transactions contemplated by this Trust Agreement; and


            WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Trust Terms, dated as of March 5, 2004, and attached to the Omnibus Instrument as Exhibit A (the "Standard Trust Terms") and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard Trust Terms (the Standard Trust Terms and this Trust Agreement, collectively, the "Trust Agreement").


            NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

                                   ARTICLE 1

            Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard Trust Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this Trust Agreement are inconsistent with the terms of the Standard Trust Terms, the terms set forth in Article 2 herein shall apply.

                                   ARTICLE 2


            Section 2.01 Name. The Trust created and governed by the Trust Agreement shall be the trust specified in the Omnibus Instrument. The name of the Trust shall be the name specified in the first paragraph of the Omnibus Instrument, as such name may be modified from time to time by the Trustee following written notice to the Trust Beneficial Owner.


            Section 2.02 Jurisdiction. The Trust is hereby organized in, and formed under and pursuant to, the laws of the State of New York.

            Section 2.03 Initial Capital Contribution and Ownership. The Trust Beneficial Owner has paid or has caused to be paid to, or to an account at the direction of, the Trustee, on the date hereof, the sum of $15 (or, in the case of Notes issued with original issue discount, such amount multiplied by the issue price of the Notes). The Trustee hereby acknowledges receipt in trust from the Trust Beneficial Owner, as of the date hereof, of the foregoing contribution, which shall be used along with the proceeds from the sale of the series of Notes to purchase the Funding Agreement. Upon the creation of the Trust and the registration of the Trust Beneficial Interest in the Securities Register (as defined in the Trust Agreement) by the Registrar in the name of the Trust Beneficial Owner, the Trust Beneficial Owner shall be the sole beneficial owner of the Trust.

            Section 2.04 Acknowledgment. The Trustee, on behalf of the Trust, expressly acknowledges its duties and obligations set forth in the Standard Trust Terms incorporated herein.

            Section 2.05 Additional Terms.

            None

            Section 2.06 Omnibus Instrument; Execution and Incorporation of
Terms.

            The parties to the Trust Agreement will enter into the Trust Agreement by executing the Omnibus Instrument.

            By executing the Omnibus Instrument, the Trustee and the Trust Beneficial Owner hereby agree that the Trust Agreement will constitute a legal, valid and binding agreement between the Trustee and the Trust Beneficial Owner.

            All terms relating to the Trust or the series of Notes not otherwise included in the Trust Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

            Section 2.07 Governing Law. The Trust Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

            Section 2.08 Counterparts. The Trust Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION B

                                LICENSE AGREEMENT

            This LICENSE AGREEMENT (this "License Agreement"), dated as of the date of the Pricing Supplement, is entered into by and between Principal Financial Services, Inc., an Iowa corporation with its principal place of business at 711 High Street, Des Moines, Iowa 50392 (the "Licensor"), and the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Licensee").


                              W I T N E S S E T H:

            WHEREAS, the Licensor is the owner of certain trademarks and service marks and registrations and pending applications therefor, and may acquire additional trademarks and service marks in the future, all as described more fully below;

            WHEREAS, the Licensee desires to use certain of the Licensor's trademarks and service marks in connection with the Licensee's activities, as described more fully below;

            WHEREAS, the Licensor and the Licensee wish to formalize the agreement between them regarding the Licensee's use of the Licensor's marks; and


            WHEREAS, the parties hereto desire to incorporate by reference those certain Standard License Agreement Terms, dated March 5, 2004, and attached to the Omnibus Instrument as Exhibit B (the "Standard License Agreement Terms") and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard License Agreement Terms (the Standard License Agreement Terms and this License Agreement, collectively, the "License Agreement").


            NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each party hereby agrees as follows:

                                   ARTICLE 1

            Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard License Agreement Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference with the same force and effect as though fully set forth herein. To the extent that the terms set forth in Article 2 of this License Agreement are inconsistent with the terms of the Standard License Agreement Terms, the terms set forth in
Article 2 herein shall apply.

                                   ARTICLE 2

            Section 2.01 Additional Terms.

            None

            Section 2.02 Omnibus Instrument; Execution and Incorporation of
Terms.

            The parties to the License Agreement will enter into the License Agreement by executing the Omnibus Instrument.

            By executing the Omnibus Instrument, the Licensor and the Licensee hereby agree that the License Agreement will constitute a legal, valid and binding agreement between the Licensor and the Licensee.

            All terms relating to the Trust or the Notes not otherwise included in the License Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

            Section 2.03 Counterparts. The License Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION C

                                    INDENTURE

            This INDENTURE (this "Indenture") is entered into as of the Original Issue Date by and between the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Trust") and Citibank, N.A., as indenture trustee (the "Indenture Trustee").

            Citibank, N.A., in its capacity as indenture trustee, hereby accepts its role as Registrar, Paying Agent, Transfer Agent and Calculation Agent hereunder.

            References herein to "Indenture Trustee," "Registrar," "Transfer Agent," "Paying Agent" or "Calculation Agent" shall include the permitted successors and assigns of any such entity from time to time.


                              W I T N E S S E T H:

            WHEREAS, the Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of Notes;

            WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Trust and the other parties to this Indenture, enforceable in accordance with its terms, have been done, and the Trust proposes to do all things necessary to make the Notes, when executed by the Trust and authenticated and delivered pursuant hereto, valid and legally binding obligations of the Trust as hereinafter provided; and


            WHEREAS, the parties hereto desire to incorporate by reference those certain Standard Indenture Terms, dated as of March 5, 2004, and attached to the Omnibus Instrument as Exhibit C (the "Standard Indenture Terms") and all capitalized terms not otherwise defined herein (including the recitals hereof) shall have the meanings set forth in the Standard Indenture Terms (the Standard Indenture Terms and this Indenture, collectively, the "Indenture").


            NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed by each of the parties hereto as follows:

                                   ARTICLE 1

            Section 1.01 Incorporation by Reference. All terms, provisions and agreements set forth in the Standard Indenture Terms (except to the extent expressly modified herein) are hereby incorporated herein by reference (with the same force and effect as though fully set forth herein). To the extent that the terms set forth in Article 2 of this Indenture are inconsistent with the terms of the Standard Indenture Terms, the terms set forth in Article 2 herein shall apply.

                                   ARTICLE 2

            Section 2.01 Agreement to be Bound. Each of the Trust, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent and the Calculation Agent hereby agrees to be bound by all of the terms, provisions and agreements set forth in the Indenture, with respect to all matters contemplated in the Indenture, including, without limitation, those relating to the issuance of the below-referenced Notes.


            Section 2.02 Designation of the Trust, the Notes, the Funding Agreement and the Guarantee. The Trust created by the Trust Agreement and referred to in the Indenture is the Principal Life Income Fundings Trust specified in the Omnibus Instrument. The Notes issued by the Trust and governed by the Indenture shall be the Notes specified in the Pricing Supplement. The Funding Agreement designated hereby is the Funding Agreement designated in the Pricing Supplement dated as of the Original Issue Date between the Trust and Principal Life. The Guarantee designated hereby is the Guarantee dated as of the Original Issue Date of PFG.


            Section 2.03 Additional Terms.

            None

            Section 2.04 Omnibus Instrument; Execution and Incorporation of
Terms.

            The parties to the Indenture will enter into the Indenture by executing the Omnibus Instrument.

            By executing the Omnibus Instrument, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent, the Calculation Agent and the Trust hereby agree that the Indenture will constitute a legal, valid and binding agreement between the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent, the Calculation Agent and the Trust.

            All terms relating to the Trust or the Notes not otherwise included in the Indenture will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

Section 2.05 Counterparts. The Indenture, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION D

                                 TERMS AGREEMENT



            This TERMS AGREEMENT (this "Terms Agreement") is entered into as of the Original Issue Date by and among Principal Life Insurance Company ("Principal Life"), Principal Financial Group, Inc. ("PFG"), the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Trust") and the [Purchasing Agent/Agent(s)], specified in the Pricing Supplement [(the "Purchasing Agent")/(the "Agent(s)")].

                              W I T N E S S E T H:


            WHEREAS, Principal Life, PFG and the agents named therein, including the [Purchasing Agent/Agent(s)] have entered into that certain Distribution Agreement dated March 5, 2004 (the "Distribution Agreement").


            NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the parties hereby agrees as follows:

                                   ARTICLE 1

            Section 1.01 Incorporation by Reference. The provisions of the Distribution Agreement and the related definitions (unless otherwise specified herein) are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                                   ARTICLE 2

            Section 2.01 Addition of Trust as Party to Distribution Agreement.

            Pursuant to Section 1 of the Distribution Agreement, each of the undersigned parties hereby acknowledges and agrees that the Trust, upon execution hereof by the Trust and the other parties to the Distribution Agreement (other than any other trusts organized in connection with the Registration Statement that are party thereto as of the date hereof), shall become a Trust for purposes of the Distribution Agreement in accordance with the terms thereof, in respect of the Notes, with all the authority, rights, powers, duties and obligations of a Trust under the Distribution Agreement. The Trust confirms that any agreement, covenant, acknowledgment, representation or warranty under the Distribution Agreement applicable to the Trust is made by the Trust at the date hereof, unless another time or times are specified in the Distribution Agreement, in which case such agreement, covenant, acknowledgment, representation or warranty shall be deemed to be confirmed by the Trust at such specified time or times.



------
*Include only if [Purchasing Agent/Agent(s)] purchasing Notes as principals.

**Include only if Agents serving as agents.

            [Section 2.02 Purchase of Notes as Principal.

            (a) Subject in all respects to the terms and conditions of the Distribution Agreement, the Trust hereby agrees to sell to each Purchasing Agent and each Purchasing Agent hereby agrees to purchase, [severally and not jointly,] the Notes having the terms specified in the Pricing Supplement relating to such Notes.

            (b) In connection with any purchase of Notes from the Trust by the Purchasing Agent(s) as principal, the parties agrees that the items specified on
Schedule I of the Omnibus Instrument will be delivered as of the Settlement Date.]*

            [Section 2.02 Sale of Notes Through Agents. Subject in all respects to the terms and conditions of the Distribution Agreement, the Trust and each Agent hereby agree that the Trust will sell the Notes through each Agent as agent on behalf of the Trust.]**





            Section 2.03 Termination. [Upon the termination of this Terms Agreement pursuant to Section 13(b) of the Distribution Agreement]* [In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement]** the undersigned parties hereby agree to allocate the expenses reasonably incurred prior to or in connection with such [termination]* [failure]** as follows:



            Section 2.04 Governing Law. This Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.



            Section 2.05 Notices. For purposes of Section 14 of the Distribution Agreement, the Trust's communications details are as set forth in Section E of the Omnibus Instrument.



            Section 2.06 Omnibus Instrument; Execution and Incorporation of
Terms.


            The parties to this Terms Agreement will enter into this Terms Agreement by executing the Omnibus Instrument.

            By executing the Omnibus Instrument, each party hereto agrees that this Terms Agreement will constitute a legal, valid and binding agreement by and among such parties.

            All terms relating to the Trust or the Notes not otherwise included in this Terms Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.


------
*Include only if [Purchasing Agent/Agent(s)] purchasing Notes as principals.

**Include only if Agents serving as agents.

            Section 2.08 Counterparts. This Terms Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION E

                             COORDINATION AGREEMENT

            This COORDINATION AGREEMENT (this "Coordination Agreement"), dated as of the date of the Pricing Supplement, is entered into by and among Principal Life Insurance Company ("Principal Life"), Principal Financial Group, Inc. ("PFG"), the Principal Life Income Fundings Trust specified in the Omnibus Instrument (the "Trust"), Principal Financial Services, Inc. ("PFSI"), Bankers Trust Company, N.A. and Citibank, N.A., as indenture trustee (the "Indenture Trustee").

                               W I T N E S S E T H

            WHEREAS, the Trust will enter into the Funding Agreement with Principal Life dated as of the Original Issue Date specified in the Pricing Supplement;

            WHEREAS, PFG will issue a Guarantee to the Trust as of the Original Issue Date specified in the Pricing Supplement, which will fully and unconditionally guarantee the payment obligations of Principal Life under the Funding Agreement;

            WHEREAS, the Purchasing Agents (as defined in the Distribution Agreement) have agreed to sell the Notes in accordance with the Registration Statement;

            WHEREAS, the Trust intends to issue the Notes in accordance with the Indenture, to collaterally assign to, and grant a security interest in, the Funding Agreement and the Guarantee to and in favor of the Indenture Trustee in accordance with the Indenture to secure payment of the Notes;

            WHEREAS, the Custodian will hold the Funding Agreement and the Guarantee on behalf of the Indenture Trustee pursuant to the terms of the Custodial Agreement; and

            WHEREAS, certain licensing arrangements between the Trust and PFSI will be governed pursuant to the provisions of the License Agreement.

            NOW, THEREFORE, to give effect to the agreements and arrangements established under the Terms Agreement included in the Omnibus Instrument, as applicable, the Trust Agreement, the Indenture and the Notes, and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

                                   ARTICLE 1

            Section 1.01 Delivery of the Funding Agreement and the Guarantee. The Trust hereby authorizes the Custodian, on behalf of the Indenture Trustee, to receive the Funding Agreement from Principal Life and the Guarantee from PFG pursuant to the assignment of the Funding Agreement and Guarantee (the "Assignment"), to be entered into on the Original Issue Date, included in the closing instrument dated as of the Original Issue Date (the "Closing Instrument").

            Section 1.02 Issuance and Purchase of the Notes.

            (a) Delivery of the Funding Agreement and the Guarantee to the Custodian, on behalf of the Indenture Trustee, pursuant to the Assignment or execution of the cross receipt contained in the Closing Instrument shall be confirmation of payment by the Trust for the Funding Agreement.

            (b) The Trust hereby directs the Indenture Trustee, upon receipt by the Custodian, on behalf of the Indenture Trustee, of the Funding Agreement pursuant to the Assignment and upon receipt by the Custodian, on behalf of the Indenture Trustee, of the Guarantee, (i) to authenticate the certificates representing the Notes (the "Notes Certificates") in accordance with the Indenture and (ii) to (A) deliver each relevant Notes Certificate to the clearing system or systems identified in each such Notes Certificate, or to the nominee of such clearing system, or the custodian thereof, for credit to such accounts as the Purchasing Agent(s) may direct, or (B) deliver each relevant Notes Certificate to the purchasers thereof as identified by the Purchasing Agent(s).

                                   ARTICLE 2

            Section 2.01 Directions Regarding Periodic Payments. As registered owner of the Funding Agreement and the Guarantee as collateral securing payments on the Notes, the Indenture Trustee will receive payments on the Funding Agreement and the Guarantee on behalf of the Trust. The Trust hereby directs the Indenture Trustee to use such funds to make payments on behalf of the Trust pursuant to the Trust Agreement and the Indenture.

            Section 2.02 Maturity of the Funding Agreement. Upon the maturity of the Funding Agreement and the return of funds thereunder, the Trust hereby directs the Indenture Trustee to set aside from such funds an amount sufficient for the repayment of the outstanding principal on the Notes and Trust Beneficial Interest when due.

                                   ARTICLE 3

            Section 3.01 Certificates. Principal Life hereby agrees to deliver an Officer's Certificate, a copy of which is attached hereto as Exhibit E, on a quarterly basis to any rating agency currently rating the Program. The Trust hereby agrees to deliver an Officer's Certificate, a copy of which is attached hereto as Exhibit F, on a quarterly basis to any rating agency currently rating the Program.

            Section 3.02 Filings. Principal Life hereby covenants to file, or cause to be filed, in a timely manner on behalf of the Trust all reports, certifications or similar filings required under the Securities Exchange Act of 1934, as amended.

                                   ARTICLE 4

            Section 4.01 No Additional Liability. Nothing in this Coordination Agreement shall impose any liability or obligation on the part of any party to this Coordination Agreement to make any payment or disbursement in addition to any liability or obligation such party has under the Program Documents, except to the extent that a party has actually received funds which it is obligated to disburse pursuant to this Coordination Agreement.

            Section 4.02 No Conflict. This Coordination Agreement is intended to be in furtherance of the agreements reflected in the documents related to the Program Documents, and not in conflict. To the extent that a provision of this Coordination Agreement conflicts with the provisions of one or more Program Documents, the provisions of such Program Documents shall govern.

            Section 4.03 Governing Law. This Coordination Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

            Section 4.04 Severability. If any provision in this Coordination Agreement shall be invalid, illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

            Section 4.05 Severability. If any provision in this Coordination Agreement shall be invalid, illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Coordination Agreement and shall in no way affect the validity or enforceability of such other provisions of this Coordination Agreement.

            Section 4.06 Notices. All demands, notices and communications under this Coordination Agreement shall be in writing and shall be deemed to have been duly given upon receipt at the addresses set forth below:

            To the Trust:

                   Principal Life Income Fundings Trust (followed by the number set forth in the Omnibus Instrument)
                   c/o U.S. Bank Trust National Association
                   100 Wall Street, 16th Floor
                   New York, New York 10005
                   Attention: Corporate Trust Administration
                   Telephone:  (212) 361-2458
                   Facsimile: (212) 809-5459 and (212) 509-3384

            To the Indenture Trustee:

                   Citibank, N.A.
                   Citibank Agency & Trust
                   111 Wall Street, 14th Floor, Zone 3
                   New York, New York 10005
                   Attention: Nancy Forte
                   Telephone: (212) 657-7403
                   Facsimile: (212) 657-3862

            To Principal Life:


                   Principal Life Insurance Company
                   711 High Street
                   Des Moines, Iowa 50392
                   Attention: General Counsel
                   Telephone: (515) 247-5111
                   Facsimile: (515) 248-3011



                   With a copy to:

                   Principal Life Insurance Company
                   711 High Street
                   Des Moines, Iowa 50392
                   Attention: Jim Fifield
                   Telephone: (515) 248-9196
                   Facsimile: (515) 235-9353

            To PFG:


                   Principal Financial Group, Inc.
                   711 High Street
                   Des Moines, Iowa 50392
                   Attention: General Counsel
                   Telephone: (515) 247-5111
                   Facsimile: (515) 248-3011

                   Principal Financial Group, Inc.
                   711 High Street
                   Des Moines, Iowa 50392
                   Attention: Jim Fifield
                   Telephone: (515) 248-9196
                   Facsimile: (515) 235-9353


            To Principal Financial Services, Inc.:


                   Principal Financial Services, Inc.
                   711 High Street
                   Des Moines, Iowa 50392
                   Attention: General Counsel
                   Telephone: (515) 247-5111
                   Facsimile: (515) 248-3011

                   Principal Financial Group, Inc.
                   711 High Street
                   Des Moines, Iowa 50392
                   Attention: Jim Fifield
                   Telephone: (515) 248-9196
                   Facsimile: (515) 235-9353


            To Bankers Trust Company, N.A:

                   Bankers Trust Company, N.A.
                   665 Locust Street
                   Des Moines, Iowa 50309-3702
                   Attention: Angela Brick
                   Telephone: (515) 245-2820
                   Facsimile: (515) 247-2101

or at such other address as shall be designated by any such party in a written notice to the other parties.

                                   ARTICLE 5

            Section 5.01 Omnibus Instrument; Execution and Incorporation of
Terms.

            The parties to this Coordination Agreement will enter into this Coordination Agreement by executing the Omnibus Instrument.

            By executing the Omnibus Instrument, each party hereto agrees that this Coordination Agreement will constitute a legal, valid and binding agreement by and among the Trust, Principal Life, PFG, PFSI, the Custodian and the Indenture Trustee.

            All terms relating to the Trust or the Notes not otherwise included in this Coordination Agreement will be as specified in the Omnibus Instrument or Pricing Supplement, as indicated herein.

            Section 5.02 Acknowledgment. Principal Life hereby acknowledges
Section 2.10 of the Indenture and Section 6.1 of the Custodial Agreement. The Trust hereby acknowledges and agrees to the terms of the Custodial Agreement.

            Section 5.03 Counterparts. This Coordination Agreement, through the Omnibus Instrument, may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.


            Section 5.04 Capitalized Terms. All capitalized terms used herein and not otherwise defined in this Coordination Agreement will have the meanings set forth in the Indenture.


                  [Remainder of Page Left Intentionally Blank.]

                                    SECTION F

                        MISCELLANEOUS AND EXECUTION PAGES

            This Omnibus Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Each signatory, by its execution hereof, does hereby become a party to each of the agreements or indenture identified for such party as of the date specified in such agreements or indenture.

            IN WITNESS WHEREOF, the undersigned have executed this Omnibus Instrument with respect to the Notes as of the date first written above.

                                    PRINCIPAL LIFE INSURANCE COMPANY (in
                                    executing below agrees and becomes a party to (i) the Terms Agreement set forth in Section D herein and (ii) the Coordination Agreement set forth in Section E herein)

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    PRINCIPAL FINANCIAL GROUP, INC. (in
                                    executing below agrees and becomes a party to (i) the Terms Agreement set forth in Section D herein and (ii) the Coordination Agreement set forth in Section E herein)

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    PRINCIPAL FINANCIAL SERVICES, INC. (in
                                    executing below agrees and becomes a party to (i) the License Agreement set forth in Section B herein and (ii) the Coordination Agreement set forth in Section E herein)

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:




                             [Execution Page 1 of 3]

                                    THE PRINCIPAL LIFE INCOME FUNDINGS TRUST
                                    DESIGNATED IN THIS OMNIBUS INSTRUMENT (in executing below agrees and becomes a party to (i) the License Agreement set forth in Section B herein, (ii) the Indenture set forth in Section C herein, (iii) the Terms Agreement set forth in Section D herein and
                                    (iv) the Coordination Agreement set forth in Section E herein)

                                    By: U.S. Bank Trust National Association,
                                    not in its individual capacity but solely in
                                    its capacity as trustee of the Trust

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    U.S. BANK TRUST NATIONAL ASSOCIATION (in executing below agrees and becomes a party to the Trust Agreement set forth in Section A herein), as Trustee

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    GSS HOLDINGS II, INC. (in executing below agrees and becomes a party to the Trust Agreement set forth in Section A herein), as Trust Beneficial Owner

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    CITIBANK, N.A. (in executing below agrees and becomes a party to (i) the Indenture set forth in Section C herein, as Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent and (ii) the Coordination Agreement set forth in Section E herein), as Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                             [Execution Page 2 of 3]

                                    BANKERS TRUST COMPANY, N.A. (in executing below agrees and becomes a party to the Coordination Agreement set forth in Section E herein)

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    [MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED](1) (in executing below agrees and becomes a party to the Terms Agreement set forth in Section D herein)

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:







----------
(1) Insert name of Purchasing Agent(s) if other than Merrill Lynch, Pierce, Fenner & Smith Incorporated.





                             [Execution Page 3 of 3]

                                                                       EXHIBIT A

                                STANDARD TRUST TERMS

                                   WITH RESPECT TO

                        PRINCIPAL LIFE INCOME FUNDINGS TRUSTS

                            DATED AS OF March 5, 2004

                                TABLE OF CONTENTS


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                                                 ARTICLE 1
                                                DEFINITIONS

Section 1.01.  Definitions...............................................................................1
Section 1.02.  Usage of Terms............................................................................3
Section 1.03.  Section References........................................................................3

                                                 ARTICLE 2
                                             CREATION OF TRUST

Section 2.01.  Name of the Trust.........................................................................3
Section 2.02.  Office of the Trustee; Principal Place of Business........................................3
Section 2.03.  Appointment of Trustee....................................................................3
Section 2.04.  Trust Beneficial Interest.................................................................4
Section 2.05.  Issuance of the Notes.....................................................................4
Section 2.06.  Acquisition of Funding Agreement and Guarantee............................................4
Section 2.07.  Security Interest in the Collateral.......................................................4
Section 2.08.  Purposes of the Trust.....................................................................4
Section 2.09.  Title to Collateral.......................................................................5
Section 2.10.  Allocation of Trust Expenses..............................................................5
Section 2.11.  Liability.................................................................................5
Section 2.12.  Income Tax Treatment; Tax Returns and Reports.............................................5
Section 2.13.  Situs of Trust............................................................................5

                                                 ARTICLE 3
                                              PAYMENT ACCOUNT

Section 3.01.  Payment Account...........................................................................6

                                                 ARTICLE 4
                                             TRUST SECURITIES

Section 4.01.  Initial Ownership.........................................................................7
Section 4.02.  Notes.....................................................................................7
Section 4.03.  Registration of Transfer of Trust Beneficial Interest.....................................7
Section 4.04.  Persons Deemed Holders of Trust Securities................................................7
Section 4.05.  Maintenance of Office.....................................................................7
Section 4.06.  Ownership of the Trust Beneficial Interest................................................7

                                TABLE OF CONTENTS
                                   (Continued)

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                                                 ARTICLE 5
                                      REPRESENTATIONS AND WARRANTIES

Section 5.01.  Trustee...................................................................................8
Section 5.02.  Trust Beneficial Owner....................................................................9

                                                 ARTICLE 6
                                                  TRUSTEE

Section 6.01.  General Authority.........................................................................9
Section 6.02.  General Duties...........................................................................14
Section 6.03.  Specific Duties..........................................................................14
Section 6.04.  Acceptance of Trust and Duties; Limitation on Liability..................................14
Section 6.05.  Reliance; Advice of Counsel..............................................................18
Section 6.06.  Delegation of Authorities and Duties.....................................................18

                                                 ARTICLE 7
                                        LIQUIDATION AND TERMINATION

Section 7.01.  Termination Upon the Trust Expiration Date...............................................18
Section 7.02.  Termination of Agreement.................................................................18
Section 7.03.  Liquidation..............................................................................19

                                                 ARTICLE 8
                                     SUCCESSOR AND ADDITIONAL TRUSTEES

Section 8.01.  Eligibility Requirements for the Trustee.................................................19
Section 8.02.  Resignation or Removal of the Trustee....................................................20
Section 8.03.  Successor Trustee........................................................................20
Section 8.04.  Merger or Consolidation of Trustee.......................................................21
Section 8.05.  Appointment of Co-Trustee or Separate Trustee............................................21
Section 8.06.  Trustee May Own Notes....................................................................22

                                                 ARTICLE 9
                                 VOTING; ACTS OF SECURITYHOLDERS; MEETINGS

Section 9.01.  Limitations on Voting Rights.............................................................23
Section 9.02.  Meetings of the Trust Beneficial Owner...................................................23

                                                ARTICLE 10
                                         MISCELLANEOUS PROVISIONS

Section 10.01.  Limitation on Rights of Securityholders.................................................23
Section 10.02.  Amendment...............................................................................24

                                TABLE OF CONTENTS
                                   (Continued)

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Section 10.03.  Notice..................................................................................25
Section 10.04.  No Recourse.............................................................................26
Section 10.05.  No Petition.............................................................................26
Section 10.06.  Governing Law...........................................................................26
Section 10.07.  Severability............................................................................26
Section 10.08.  Trust Securities Nonassessable and Fully Paid...........................................26
Section 10.09   Third-Party Beneficiaries...............................................................26

                              STANDARD TRUST TERMS


         This document constitutes the Standard Trust Terms, dated as of March 5, 2004, which will be incorporated by reference in the Trust Agreement (specified in Section A of the Omnibus Instrument, as defined in the Indenture (as defined below)) between U.S. Bank Trust National Association, a national banking association, as trustee, (the "Trustee"), and GSS Holdings II, Inc., a Delaware corporation, as trust beneficial owner (the "Trust Beneficial Owner").


         These Standard Trust Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, such Trust Agreement.

         The following terms and provisions shall govern the activities of the Trust (as defined in the Indenture) subject to contrary terms and provisions expressly adopted in such Trust Agreement, which contrary terms shall be controlling.

                                   WITNESSETH:

         WHEREAS, the Trustee and the Trust Beneficial Owner desire to establish a trust for the purpose of issuing Notes (as defined in the Indenture) to investors which will be secured, and payments with respect to which will be funded, solely by the assets held in the Trust, and the proceeds of which will be used to purchase the Funding Agreement (as defined in the Indenture), issued by Principal Life (as defined in the Indenture), the payment obligations of which will be fully and unconditionally guaranteed by the Guarantee (as defined in the Indenture).

         NOW, THEREFORE, it being the intention of the parties hereto that the Trust Agreement (as defined below) constitutes the governing instrument of the Trust, the Trustee and the Trust Beneficial Owner agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.01 Definitions. All capitalized terms not otherwise defined herein will have the meanings set forth in the Indenture. The following terms have the meanings set forth below:

         "Corporate Trust Office" means the office of the Trustee located at 100 Wall Street, 16th Floor, New York, New York 10005.

         "Funding Agreement Event of Default" means an "Event of Default" as defined in the Funding Agreement.

         "Indenture" means that certain Indenture dated as of the date specified in the Omnibus Instrument, by and among the Trust and the Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent, as may be amended, modified or supplemented from time to time.

         "Payment Account" means each segregated non-interest-bearing corporate trust account for the Trust maintained by the Trustee in its trust department in which all amounts paid to the Trustee in respect of the Collateral will be held and from which the Trustee shall make payments pursuant to Section 3.01(b) and
Article 7, to the extent such amounts are paid to the Trustee and deposited in the Payment Account.

         "Registrar" has the meaning specified in Section 4.03.

         "Securities Register" has the meaning specified in Section 4.03.

         "Securityholder" means each Person in whose name any Trust Security is registered in the Securities Register or Register.


         "Standard Trust Terms" means these Standard Trust Terms, dated as of March 5, 2004.


         "Standing Order" has the meaning set forth in Section 3.01(d).

         "Trust Agreement" means that certain Trust Agreement dated as of the date specified in the Omnibus Instrument, by and between the Trustee and the Trust Beneficial Owner, as may be amended, modified or supplemented from time to time, which incorporates by reference these Standard Trust Terms.

         "Trust Beneficial Interest" means the undivided beneficial interest in the assets held in the Trust, having such rights as provided for in the Trust Agreement.

         "Trust Beneficial Owner" means the Person identified as the "Trust Beneficial Owner" in the preamble to the Trust Agreement, in its capacity as the sole beneficial owner of the Trust.

         "Trust Expenses" means any liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust.

         "Trust Expiration Date" means the date specified in the Pricing Supplement or such earlier date as all of the outstanding Notes are redeemed or repaid in full by the Trust.

         "Trust Security" means a Note or the Trust Beneficial Interest.

         "Trustee" means the party named as such in the preamble to the Trust Agreement and shall also include its permitted successors and assigns, or any successor Trustee appointed, acting not in its individual capacity but solely as Trustee under the Trust Agreement. If there shall be at any time more than one Trustee hereunder, "Trustee" shall mean each such Trustee.

         Section 1.02 Usage of Terms. With respect to all terms used in these Standard Trust Terms, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, facsimile, electronic transmissions and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments hereto or changes herein entered into in accordance with their respective terms and not prohibited by the Trust Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

         Section 1.03 Section References. All references to Articles, sections, paragraphs, subsections, exhibits and schedules shall be to such portions of these Standard Trust Terms unless otherwise expressly provided.

                                    ARTICLE 2
                                CREATION OF TRUST

         Section 2.01 Name of the Trust. The Trust created under the Trust Agreement shall have the name specified in the Omnibus Instrument. The Trust's activities shall be conducted under the name of the Trust.

         Section 2.02 Office of the Trustee; Principal Place of Business. The principal office of the Trust shall be in care of the Trustee at the Corporate Trust Office, or such other address in the State of New York as the Trustee may designate by written notice to the Trust Beneficial Owner, the Indenture Trustee and the Ratings Agencies.

         Section 2.03 Appointment of Trustee. The parties to the Trust Agreement hereby appoint the Trustee as trustee of the Trust, to have all rights, powers and duties set forth in the Trust Agreement and in accordance with the applicable law with respect to accomplishing the purposes of the Trust.

         Section 2.04 Trust Beneficial Interest. Contemporaneously with the execution and delivery of the Trust Agreement, the Trustee, on behalf of the Trust, shall cause the Trust Beneficial Owner to be recorded as the registered owner of the Trust Beneficial Interest on the Securities Register, against payment of $15 (multiplied by the issue price of the Notes in the case of Notes that are discount notes) by the Trust Beneficial Owner to, or to an account at the direction of, the Trustee.

         Section 2.05 Issuance of the Notes. Promptly following the execution and delivery of the Trust Agreement, the Trust shall, in accordance with the Indenture, issue and deliver or cause to be issued and delivered the aggregate principal amount of the Notes specified in the Pricing Supplement or supplement to the Indenture against payment therefor. The Holders of the Notes shall only have a right to receive payments from the Collateral as described in the Indenture and shall have no right to receive payments under the assets held in any other trust organized under the Program.

         Section 2.06 Acquisition of Funding Agreement and Guarantee. Contemporaneously with the issuance and delivery of the Notes, the Trust shall acquire the Funding Agreement and the Guarantee.

         Section 2.07 Security Interest in the Collateral. Contemporaneously with the issuance and delivery of the Notes, pursuant to the Indenture, the Trust shall collaterally assign the Funding Agreement and Guarantee to the Indenture Trustee, for the benefit of the Holders of the Notes, and grant to the Indenture Trustee, for the benefit of the Holders of the Notes, a first priority perfected security interest in and to the Collateral, including, without limitation, the Funding Agreement purchased by the Trust and the Guarantee.

         Section 2.08 Purposes of the Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell the Notes and the Trust Beneficial Interest, (b) to use the proceeds of the sale of the Notes and the Trust Beneficial Interest to acquire the Funding Agreement, (c) to collaterally assign and grant a security interest in the Funding Agreement in favor of the Indenture Trustee, (d) to acquire the Guarantee and to collaterally assign and grant a security interest in the Guarantee in favor of the Indenture Trustee,
(e) to pay amounts due in respect of the Notes and the Trust Beneficial Interest, (f) to enter into the agreements and to take such actions as the Trustee has the power and authority to take pursuant to Section 6.01, as applicable, and (g) to engage in those activities necessary, advisable or incidental thereto (such as registering the transfer of the Trust Securities).

         Section 2.09 Title to Collateral. Legal title to the Collateral shall be vested at all times in the Trust as a separate legal entity and shall be held and administered by the Trustee for the benefit of the Trust and each Securityholder, except that with respect to the Funding Agreement and the Guarantee collaterally assigned to the Indenture Trustee, legal title to the Funding Agreement and the Guarantee shall be recorded at all times in the books and records of Principal Life and PFG, respectively, in the name of the Indenture Trustee, for the benefit of the Holders.

         Section 2.10 Allocation of Trust Expenses. Any costs and expenses of the Trust shall be paid by Principal Life pursuant to the applicable Expense and Indemnity Agreement to the extent provided therein.

         Section 2.11 Liability. None of the Trustee or the Securityholders shall have any personal liability for any liability or obligation of the Trust.

         Section 2.12 Income Tax Treatment; Tax Returns and Reports.

         (a) The Trust and the Trust Beneficial Interest Owner agree, and by acceptance of a beneficial interest in a Note each holder of a beneficial interest in a Note agrees, for U.S. federal, state and local income and franchise tax purposes, to treat (i) the Trust as a separate grantor trust, (ii) such Note as an ownership interest in such grantor trust and (iii) the Funding Agreement as debt of Principal Life.

         (b) The Trustee shall prepare, file and sign or cause to be prepared, filed and signed, consistent with the treatment of the Trust as a grantor trust, all federal, state and local income tax and information returns and reports required to be filed with respect to the Trust and the Notes under any applicable federal, state or local tax statute or any rule or regulation under any of them. The Trustee shall keep copies or cause copies to be kept of the tax and information returns (including Internal Revenue Service Form 1041).

         Section 2.13 Situs of Trust. The Trust shall be located in the jurisdiction set forth in the Trust Agreement. All bank accounts maintained by the Trustee on behalf of the Trust shall be located in such jurisdiction except that those accounts established under the Indenture shall be maintained with the Indenture Trustee in accordance with the Indenture. The Trust shall not have any employees in any jurisdiction other than in such jurisdiction. Except as set forth in the Program Documents, payments will be received by the Trust only in such jurisdiction and payments will be made by the Trust only from such jurisdiction.

                                    ARTICLE 3
                                 PAYMENT ACCOUNT

         Section 3.01 Payment Account.

         (a) On the Original Issue Date, the Trustee shall establish a Payment Account. The Trustee and any agent of the Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with the Trust Agreement and the Indenture. Subject to the Indenture, all monies or other property received by the Trustee on behalf of the Trust in respect of the Collateral will be deposited in the Payment Account. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Trustee in the Payment Account for the exclusive benefit of the Trust Beneficial Owner, subject to the security interest in the Collateral in favor of the Indenture Trustee on behalf of the Holders of the Notes, and for distribution by the Trustee as provided in the Trust Agreement, including (and subject to) any priority of payments provided for in the Trust Agreement.

         (b) Except for payments made on the Trust Expiration Date or otherwise pursuant to Section 7.03 and subject to Section 3.01(a), all monies and other property deposited into the Payment Account shall be distributed by the Trust as follows:

         first, to the Indenture Trustee for the payment of all amounts then due and unpaid upon the Notes, if any, in accordance with the Indenture; and

         second, to the Trust Beneficial Owner all of the amounts that would be payable under clause first of Section 5.02 of the Indenture to the Trust Beneficial Owner if the Trust Beneficial Owner held a Note with an original principal amount of $15 (multiplied by the issue price of the Notes in the case of Notes that are discount notes).

         Any remaining monies and other property deposited into the Payment Account shall be distributed ratably in proportion to their original principal amounts to the Holders last noted in the Register as the Holders of the Notes and the Trust Beneficial Owner (as if the Trust Beneficial Owner held a Note with an original principal amount of $15 (multiplied by the issue price of the Notes in the case of Notes that are discount notes)).

         (c) The Trustee shall deposit in the Payment Account, promptly upon receipt, any payments received with respect to the Collateral. Amounts held in the Payment Account shall not be invested by the Trustee pending the distribution of such amounts to cover the Trust's obligations on the Notes or the Trust Beneficial Interest.

         (d) Notwithstanding anything herein to the contrary, the Trustee, on behalf of the Trust, shall issue a standing order (the "Standing Order") to the Indenture Trustee pursuant to which the Indenture Trustee shall distribute all amounts due and unpaid under

Section 3.01(b). For so long as (i) the Trustee, on behalf of the Trust, has not rescinded the Standing Order and (ii) the Indenture Trustee is able to, and does, comply with the Standing Order, the Trustee will not be required to establish a Payment Account in accordance with Section 3.01.

                                    ARTICLE 4
                                TRUST SECURITIES

         Section 4.01 Initial Ownership. Upon the creation of the Trust, the Trust Beneficial Owner shall be the sole beneficial owner of such Trust.

         Section 4.02 Notes.

         The Notes will be issued pursuant to and be governed by the Indenture.

         Section 4.03 Registration of Transfer of Trust Beneficial Interest.

         (a) The Trustee or its agent (in this capacity, the "Registrar") shall maintain a register or registers for the Trust for the purpose, subject to
Section 4.06, of registering the transfer of the Trust Beneficial Interest and Notes (a "Securities Register").

         (b) The Registrar shall not be required to register the transfer of the Trust Beneficial Interest in any manner inconsistent with the terms of the Trust Agreement or the Indenture.

         Section 4.04 Persons Deemed Holders of Trust Securities. The Trustee and the Registrar shall treat the Person in whose name any Trust Beneficial Interest is registered as the owner of such Trust Beneficial Interest for all purposes whatsoever, and none of the Trustee and the Registrar shall be bound by any notice to the contrary. The Trustee shall treat the Person determined in accordance with Section 2.11 of the Indenture as the owner of the applicable Note(s) for all purposes whatsoever, and the Trustee shall not be bound by any notice to the contrary.

         Section 4.05 Maintenance of Office. Subject to the provisions of the Indenture, the Trustee shall maintain an office or offices where notices and demands to or upon the Trustee in respect of the Trust Securities may be served. The Trustee initially designates its Corporate Trust Office as the office for such purposes. The Trustee shall give prompt written notice to the Trust Beneficial Owner and the Indenture Trustee of any change in the location of the register or any office or agency.

         Section 4.06 Ownership of the Trust Beneficial Interest. On the Original Issue Date, the Trust Beneficial Owner shall acquire and, thereafter, retain beneficial and record ownership of the Trust Beneficial Interest. The Trust Beneficial Interest shall not be certificated. To the fullest extent permitted by law, any attempted transfer of the Trust Beneficial Interest shall be void.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

         Section 5.01 Trustee. The Trustee represents and warrants for the benefit of the Securityholders as follows:

         (a) it is a national banking association duly organized, validly existing and in good standing under the laws of the United States and it is a "bank" within the meaning of Section 581 of the Code;

         (b) it is a "United States person" within the meaning of Section 7701(a)(30) of the Code;

         (c) it has full corporate or other power, authority and legal right to execute, deliver and perform its obligations under the Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of the Trust Agreement;

         (d) the Trust Agreement has been duly authorized, executed and delivered by it and constitutes the valid and legally binding agreement of it enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

         (e) neither the execution or delivery by it of the Trust Agreement, nor the performance by it of its obligations under the Trust Agreement, will (i) violate its organizational documents, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties or assets held in the Trust pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which it is a party or by which it is bound which would materially and adversely affect the Trust, or
(iii) violate any law, governmental rule or regulation of the United States governing the banking, trust or general powers of it or any order, judgment or decree applicable to it;

         (f) the authorization, execution or delivery by it of the Trust Agreement and the consummation of any of the transactions by it contemplated by the Trust Agreement do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency; and

         (g) there are no proceedings pending or, to the best of its knowledge, threatened against or affecting it in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of it to enter into or perform its obligations under the Trust Agreement.

         Section 5.02 Trust Beneficial Owner. The Trust Beneficial Owner hereby represents and warrants that, to the fullest extent permitted by law, it has irrevocably waived any right or interest it may have under the Trust Agreement, by operation of law or equity, to direct or otherwise require the Trustee to initiate or consent to any bankruptcy, insolvency or receivership proceedings, it being expressly understood that any such action by the Trustee shall be undertaken or refrained from, in the Trustee's sole and absolute discretion, without regard to any rights or interests of the Trust Beneficial Owner.

                                    ARTICLE 6
                                     TRUSTEE

         Section 6.01 General Authority.

         (a) The Trustee shall conduct the affairs of the Trust in accordance with the terms of the Trust Agreement. Subject to the limitations set forth in
Section 6.01(b), the Trustee shall have the power and authority to act on behalf of the Trust, with respect to the following matters:

                  (i) to execute and deliver the Notes and the Trust Beneficial Interest in accordance with the Trust Agreement and the Indenture;

                  (ii) to cause the Trust to perform the Trust Agreement and to enter into, and to execute, deliver and perform on behalf of itself, the Program Documents to which it is a party and such other certificates, other documents or agreements as may be necessary, contemplated by or desirable in connection with the purposes and function of the Trust or any of such Program Documents;

                  (iii) subject to the Indenture, to purchase, receive and maintain custody of the Funding Agreement and to exercise all of the rights, powers and privileges of an owner or policyholder of the Funding Agreement;

                  (iv) subject to the Indenture and the Guarantee, to receive and maintain custody of the Guarantee and to exercise all of the rights, powers and privileges of a beneficiary under the Guarantee;

                  (v) to grant to the Indenture Trustee a first priority perfected security interest in the Collateral and to collaterally assign the rights, title and interest of the Trust in such Collateral to the Indenture Trustee for the benefit of the Holders and to seek release of such security interest upon payment in full of all amounts required to be paid with respect to the Notes pursuant to the terms and conditions of the Notes or the Indenture;

                  (vi) to establish the Payment Account;

                  (vii) subject to Section 4.06, to cause any transfer of the Trust Beneficial Interest to be registered in accordance with the Trust Agreement;

                  (viii) to send notices regarding the Trust Securities, the Funding Agreement and the Guarantee to Principal Life, PFG, the Indenture Trustee, the Ratings Agencies, the Trust Beneficial Owner and the Relevant Agents in accordance with the Funding Agreement, the Guarantee, the Distribution Agreement and the Trust Agreement;

                  (ix) to take all actions necessary or appropriate to enable the Trust to comply with Section 2.12 regarding income tax treatment, tax returns and information reporting;

                  (x) after the occurrence of a Funding Agreement Event of Default actually known to a Responsible Officer of the Trustee, subject to the Indenture, to take any action as it may from time to time determine (based solely upon the advice of counsel) is necessary or advisable to give effect to the terms of the Trust Agreement and to protect and conserve the Collateral for the benefit of each Securityholder (without consideration of the effect of any such action on any particular Securityholder) and, within five Business Days after the occurrence of a Funding Agreement Event of Default actually known to a Responsible Officer of the Trustee, to give notice thereof to the Trust Beneficial Owner and the Indenture Trustee;

                  (xi) to the extent permitted by the Trust Agreement, to participate in the winding up of the affairs of and liquidation of the Trust; and

                  (xii) subject to the Indenture, to take any action and to execute any documents on behalf of the Trust, incidental to the foregoing as the Trustee may from time to time determine (based on the advice of counsel) is necessary or advisable to give effect to the terms of the Trust Agreement for the benefit of each Securityholder (without consideration of the effect of any such action on any particular Securityholder).

         It is expressly understood and agreed that the Trustee shall be entitled to engage outside counsel, independent accountants and other experts appointed with due care to assist the Trustee in connection with the performance of its duties and powers set forth in this Section 6.01(a), including, without limitation, the preparation of all tax reports and returns, securities law filings, certificates, reports, opinions, notices or any other documents. The Trustee shall be entitled to rely conclusively on the advice of such counsel, accountants and other experts in the performance of all its duties under the Trust

Agreement and shall have no liability for any documents prepared by such counsel, accountants or experts or any action or inaction taken pursuant to the advice of such counsel, accountants or experts. Any expenses of such counsel, accountants and experts shall be paid by Principal Life in accordance with the applicable Expense and Indemnity Agreement to the extent provided therein.

         (b) So long as the Trust Agreement remains in effect, the Trust (and the Trustee acting on behalf of the Trust) shall not undertake any business, activity or transaction except as expressly provided for or contemplated by the Trust Agreement or the Indenture. In particular, the Trust shall not, except as otherwise contemplated by the Indenture:

                  (i) sell, transfer, exchange, assign, lease, convey or otherwise dispose of any assets held by the Trust (owned as of the date of the Trust Agreement or thereafter acquired), including, without limitation, any portion of the Collateral, except as expressly permitted under the Indenture;

                  (ii) incur or otherwise become liable, directly or indirectly, for any Indebtedness or Contingent Obligation except for the Notes issued pursuant to the Indenture and the transactions contemplated under the Indenture;

                  (iii) engage in any business or activity other than in connection with, or relating to, (a) the performance of the Trust Agreement and the execution, delivery and performance of any documents (other than the Trust Agreement), including the Program Documents, relating to the Notes issued under the Indenture and the transactions contemplated thereby, and (b) the issuance of the Notes pursuant to the Indenture;

                  (iv) (a) permit the validity or effectiveness of the Indenture or any grant of security interest in or assignment for collateral purposes of the Collateral to be impaired, or permit a Lien created under the Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under any document or agreement assigned to the Indenture Trustee, except as may be expressly permitted under the Indenture, (b) create, incur, assume or permit any Lien or other encumbrance (other than a Lien created under the Indenture) on any of its properties or assets owned or thereafter acquired, or any interest therein or the proceeds thereof, or (c) permit a Lien created under the Indenture not to constitute a valid first priority perfected security interest in the Collateral;

                  (v) amend, modify or fail to comply with any material provision of the Trust Agreement except for any amendment or modification of the Trust Agreement expressly permitted thereunder;

                  (vi) own any subsidiary or lend or advance any funds to, or make any investment in, any Person, except for an investment in the Funding Agreement or the investment of any funds held by the Indenture Trustee, the Paying Agent, or the Trustee as provided in the Indenture or the Trust Agreement;

                  (vii) directly or indirectly declare or make any distribution or other payment to, or redeem or otherwise acquire or retire for value the interests of, the Trust Beneficial Owner if any amount under the Notes is due and unpaid, or directly or indirectly redeem or otherwise acquire or retire for value any Indebtedness or Contingent Obligation other than the Notes;

                  (viii) exercise any rights with respect to the Collateral except at the written direction of, or with the prior written approval of, the Indenture Trustee;

                  (ix) cause or, to the fullest extent permitted by law, permit the sale or other transfer of all or a portion of the Trust Beneficial Interest, or cause or, to the fullest extent permitted by law, permit the creation, incurrence, assumption or existence of any Lien on, all or a portion of the Trust Beneficial Interest;

                  (x) become an "investment company" or come under the "control" of an "investment company," as such terms are defined in the Investment Company Act;

                  (xi) enter into any transaction of merger or consolidation or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any other Person;

                  (xii) take any action that would cause it not to be treated as a disregarded entity or as a grantor trust (assuming it was not a disregarded entity) for United States federal income tax purposes;

                  (xiii) have any subsidiaries, employees or agents other than the Trustee and other persons necessary to conduct its business and enter into transactions contemplated under the Program Documents;

                  (xiv) have an interest in any bank account other than (a) those accounts required under the Program Documents, and (b) those accounts expressly permitted by the Indenture Trustee; provided that any interest therein shall be charged or otherwise secured in favor of the Indenture Trustee;

                  (xv) permit any Affiliate, employee or officer of Principal Life or PFG or any agent appointed under the Distribution Agreement to be a trustee of the Trust;

                  (xvi) issue Notes under the Indenture unless (a) the Trust has purchased or will simultaneously purchase the Funding Agreement from Principal Life to secure such Notes, (b) Principal Life has affirmed in writing to the Trust that it has made or simultaneously will make changes to its books and records to reflect the granting of a security interest in, and the making of an assignment for collateral purposes of, the Funding Agreement by the Trust, to the Indenture Trustee, (c) PFG has issued the Guarantee to the Trust, which the Trust has collaterally assigned to the Indenture Trustee on behalf of the Holder of Notes and in which the Trust has granted a security interest or will simultaneously grant a security interest to the Indenture Trustee on behalf of the Holders of Notes (and PFG has affirmed in writing to the Trust that it has made or simultaneously will make changes to its books and records to reflect such collateral assignment and security interest) and (d) the Trust has taken such other steps as may be necessary to cause the grant of security interest in, and assignment for collateral purposes of, the Collateral to the Indenture Trustee to be perfected for purposes of the UCC or effective against the Trust's creditors and subsequent purchasers of the Collateral pursuant to insurance or other applicable law;

                  (xvii) commingle the assets of the Trust with assets of any Affiliates (including any other trust organized under the Program), or guarantee any obligation of any Affiliates (including any other trust organized under the Program); or

                  (xviii) maintain any joint account with any Person, become a party, whether as co-obligor or otherwise, to any agreement to which any Person is a party (other than in respect of the Program Documents), or become liable as a guarantor or otherwise with respect to any Indebtedness or contractual obligation of any Person.

         (c) The Trust and the Trustee acting on behalf of the Trust shall not, notwithstanding any other provision of the Trust Agreement, take any action that would cause the Trust not to be treated as a disregarded or treated as a grantor trust (assuming it was not a disregarded entity) for U.S. federal income tax purposes.

         (d) The Trustee shall, based on the advice of counsel, defend against all claims and demands of all Persons at any time claiming any Lien on any of the assets of the Trust adverse to the interest of the Trust or any Securityholder, other than the security interests in the Collateral granted in favor of the Indenture Trustee for the benefit of each Holder of the Notes pursuant to the Indenture.

         (e) If and for so long as the Funding Agreement and the Guarantee are held by the Trustee for the benefit of the Trust, the Trustee shall not (i) waive any default under the Funding Agreement or Guarantee or (ii) consent to any amendment, modification or termination of the Funding Agreement or the Guarantee, without, in each case, obtaining the prior approval of the Indenture Trustee in accordance with the Indenture and an opinion of counsel experienced in such matters to the effect that any such action shall not cause the Trust not to be treated as a grantor trust for U.S. federal income tax purposes.

         (f) The Trustee is authorized and directed to conduct the affairs of the Trust and to operate the Trust (i) so that the Trust will not become required to register as an "investment company" under the Investment Company Act, and (ii) so that the Trust will not fail to be treated as a disregarded entity or as a grantor trust (assuming it was not a disregarded entity) for U.S. federal income tax purposes. In connection with the preceding sentence, the Trustee shall have no duty to determine whether any action it takes complies with the preceding sentence and shall be entitled to rely conclusively on an opinion of counsel with respect to any such matters.

         Section 6.02 General Duties. It shall be the duty of the Trustee to discharge, or cause to be discharged, all of its responsibilities pursuant to the terms of the Trust Agreement, or any other documents or instruments to which it is a party, and to administer the Trust, in accordance with the provisions of the Trust Agreement and the other Program Documents and any other documents or instruments to which the Trust is a party.

         Section 6.03 Specific Duties.

         (a) The Trustee undertakes to perform only such duties as are specifically set forth in the Trust Agreement and as it may be directed from time to time by the Trust Beneficial Owner and the Indenture Trustee in accordance with the terms of the Trust Agreement and the Indenture.

         (b) The Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Collateral except as expressly required or permitted by the terms of the Trust Agreement and the Indenture.

         Section 6.04 Acceptance of Trust and Duties; Limitation on Liability. The Trustee accepts the trust created by the Trust Agreement and agrees to perform its duties under the Trust Agreement with respect to the same, but only upon the terms of the Trust Agreement. No implied covenants or obligations shall be read into the Trust Agreement. The Trustee shall not be liable under the Trust Agreement under any circumstances or for any action or failure to act, except for (i) its own willful misconduct, bad faith or negligence or (ii) the inaccuracy of any representation or warranty contained in the Trust Agreement expressly made by it. In particular (but without limitation), subject to the exceptions set forth in the preceding sentence:

         (a) the Trustee shall not be liable for any error of judgment made in good faith by any of its responsible officers, unless such error of judgment constitutes negligence;

         (b) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written instructions of the Trust Beneficial Owner or the Indenture Trustee or pursuant to the advice of counsel, accountants or other experts selected by it in good faith, so long as such action or omission is consistent with the terms of the Trust Agreement and the Indenture;

         (c) no provision of the Trust Agreement shall require the Trustee to expend or risk personal funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder if the Trustee has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Trustee be liable for indebtedness or other obligations evidenced by or arising under the Trust Agreement, the Funding Agreement, the Guarantee or any related document, including the principal of and interest on the Notes and payments on the Trust Beneficial Interest;

         (e) the Trustee shall not be responsible for, or in respect of, the validity or sufficiency of the Trust Agreement or any related document or for the due execution of the Trust Agreement by any party (except by the Trustee itself) or for the form, character, genuineness, sufficiency, value or validity of any of the Collateral, other than, in the case of the Trustee, the execution of any certificate;

         (f) the Trustee shall not be liable for any action, inaction, default or misconduct of the Indenture Trustee or any Paying Agent under the Indenture, the Notes or any related documents or otherwise, and the Trustee shall not have any obligation or liability to perform the obligations of the Trust under the Trust Agreement or any related document or under any federal, state, foreign or local tax or securities law, in each case, that are required to be performed by other Persons, including the Indenture Trustee under the Indenture;

         (g) the Trustee shall not be liable for any action, inaction, default or misconduct of Principal Life or PFG, and the Trustee shall not have any obligation or liability to perform the obligations of Principal Life under the Funding Agreement or PFG under the Guarantee or any related documents;

         (h) the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by the Trust Agreement, or to institute, conduct or defend any litigation under the Trust Agreement or otherwise or in relation to the Trust Agreement or any related document, at the request, order or direction of any Person unless such Person has offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee. The right of the Trustee to perform any discretionary act enumerated in the Trust Agreement or in any related document shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

         (i) except as expressly provided in the Trust Agreement in accepting the trusts created by the Trust Agreement the Trustee acts solely as trustee under the Trust Agreement and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by the Trust Agreement shall look only to the Trust's property for payment or satisfaction thereof;

         (j) the Trustee shall not have any responsibility or liability for or with respect to the genuineness, value, sufficiency or validity of any Collateral, and the Trustee shall in no event assume or incur any liability, duty or obligation to the Trust Beneficial Owner or any other Person other than as expressly provided for in the Trust Agreement;

         (k) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document;

         (l) every provision of the Trust Agreement relating to the Trustee shall be subject to the provisions of this Article 6;

         (m) except in accordance with the written instructions furnished by the Trust Beneficial Owner or as provided in the Trust Agreement, the Trustee shall have no duty (i) to see to any recording or filing of any document, (ii) to confirm or verify any financial statements of the Trust Beneficial Owner or the Indenture Trustee, (iii) to inspect the Trust Beneficial Owner's or the Indenture Trustee's books and records at any time or (iv) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, except to the extent the Trustee has received funds, on behalf of the Trust, pursuant to the applicable Expense and Indemnity Agreement from Principal Life in satisfaction of any such tax, assessment or other governmental charge or any lien or encumbrance of any kind and in accordance with payment or transfer instructions provided by Principal Life;

         (n) the Trustee shall have no duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Trust or to otherwise take or refrain from taking any action under the Trust Agreement, except as expressly required by the terms of the Trust Agreement, or as expressly provided in written instructions from the Trust Beneficial Owner, and in no event shall the Trustee have any implied duties or obligations under the

Trust Agreement; the Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the property of the Trust which result from claims against the Trustee personally that are not related to the ownership or the administration of the property of the Trust or the transactions contemplated by the Program Documents;

         (o) the Trustee shall not be required to take any action under the Trust Agreement if the Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of the Trust Agreement or is otherwise contrary to law;

         (p) the Trustee may fully rely upon and shall have no liability in connection with calculations or instructions forwarded to the Trustee by the Trust Beneficial Owner or the Indenture Trustee, nor shall the Trustee have any obligation to furnish information to any Trust Beneficial Owner or other Person if it has not received such information as it may need from the Trust Beneficial Owner, or the Indenture Trustee or any other Person;

         (q) the Trustee shall not be liable with respect to any act or omission in good faith in accordance with the advice or direction of the Trust Beneficial Owner or the Indenture Trustee. Whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of the Trust Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision hereof, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Trust Beneficial Owner requesting instructions as to the course of action to be adopted, and, to the extent the Trustee acts in good faith in accordance with any such instruction received, the Trustee shall not be liable on account of such action to any Person. If the Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with the Trust Agreement and as it shall deem to be in the best interest of the relevant Trust Beneficial Owner, and the Trustee shall have no liability to any Person for such action or inaction;

         (r) in no event whatsoever shall the Trustee be personally liable for any representation, warranty, covenant, agreement, indebtedness or other obligation of the Trust; and

         (s) the Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, war or other circumstances beyond its control, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of the Trust Agreement provide shall or may be done or performed.

         Section 6.05 Reliance; Advice of Counsel.

         (a) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it in good faith to be genuine and signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed in the Trust Agreement, the Trustee may for all purposes of the Trust Agreement rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the Trust, the Trustee (i) may act directly or, at the expense of the Trust, through agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the action, inaction, default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee in good faith and with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected in good faith and with reasonable care and employed by it, and it shall not be liable for anything done, suffered or omitted to be done in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other skilled persons.

         Section 6.06 Delegation of Authorities and Duties. The Trustee delegates to the Indenture Trustee all duties required to be performed by the Indenture Trustee pursuant to the terms of the Trust Agreement and the Indenture. The Trustee undertakes no responsibility for the performance, or non-performance, of any duties delegated to the Indenture Trustee under the Trust Agreement.

                                    ARTICLE 7
                           LIQUIDATION AND TERMINATION

         Section 7.01 Termination Upon the Trust Expiration Date. Unless earlier terminated, the Trust shall terminate on the Trust Expiration Date.

         Section 7.02 Termination of Agreement. The Trust Agreement and the Trust created and continued thereby shall terminate upon the latest to occur of the following: (a) a distribution by the Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 7.03 of all amounts required to be distributed under the Trust Agreement upon the final payment of the Trust Securities; (b) the payment of, or reasonable provision for payment of, all expenses and other liabilities owed by the Trust; and (c) the discharge of all administrative duties of the Trustee including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

         Section 7.03 Liquidation. On the Trust Expiration Date, the remaining Collateral and any other assets held in the Trust shall be liquidated and distributed as follows: (i) the Trust shall first pay all amounts due and unpaid on the Notes, if any, in accordance with the Indenture, (ii) the Trust shall then pay any other claims, including expenses relating to such liquidation to the extent not paid, or reasonably provided for, pursuant to the applicable Expense and Indemnity Agreement, and (iii) the Trust shall then pay to the Trust Beneficial Owner all of the amounts that would be payable under clause first of
Section 5.02 of the Indenture to the Trust Beneficial Owner if the Trust Beneficial Owner held a Note with an original principal amount of $15 (multiplied by the issue price of the Notes in the case of Notes that are discount notes). Any remaining monies and other property shall be paid ratably in proportion to their original principal amounts to the Holders last noted in the Register as the Holders of the Notes and the Trust Beneficial Owner (as if the Trust Beneficial Owner held a Note with an original principal amount of $15 (multiplied by the issue price of the Notes in the case of Notes that are discount notes) and as if each such Holder continued to hold its Notes after all amounts due on such Notes under the Indenture have been paid).

                                    ARTICLE 8
                        SUCCESSOR AND ADDITIONAL TRUSTEES

         Section 8.01 Eligibility Requirements for the Trustee. The Trustee shall at all times (a) be a Person organized and doing business under the laws of the United States or the State of New York, (b) be authorized to exercise corporate trust powers, (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by Federal or State authorities, (d) have (or have a parent which has) a rating of at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., (e) be a "bank" within the meaning of Section 581 of the Code and (f) be a "United States person" within the meaning of Section 7701(a)(30) of the Code. In addition, the Trustee shall be an entity with its Corporate Trust Office in the State of New York. If the Trustee shall publish reports of condition at least annually, pursuant to applicable law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 8.01, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.01, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.02.

         Section 8.02 Resignation or Removal of the Trustee. The Trustee may at any time resign and be discharged from its duties under the Trust Agreement and the Trust created by the Trust Agreement by giving written notice thereof to the Trust Beneficial Owner and the Indenture Trustee at least 60 days before the date specified in such instrument. Upon receiving such notice of resignation, the Trust Beneficial Owner shall promptly appoint a successor Trustee meeting the qualifications set forth in Section 8.01 by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Trustee, the successor Trustee, any remaining Trustees, the Indenture Trustee and Principal Life. If no successor Trustee shall have been so appointed and have accepted appointment within 90 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.01 and shall fail to resign after written request therefor by the Trust Beneficial Owner and the Indenture Trustee, or if at any time the Trustee shall be legally unable to act or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trust Beneficial Owner and the Indenture Trustee may remove such Trustee. If the Trust Beneficial Owner and the Indenture Trustee shall remove the Trustee under the authority of the immediately preceding sentence, the Trust Beneficial Owner shall promptly appoint a successor Trustee meeting the qualification requirements of Section 8.01 by (i) the execution of a written instrument, one copy of which instrument shall be delivered to each of the outgoing Trustee so removed, the successor Trustee, the Indenture Trustee and Principal Life and (ii) the payment of all fees and expenses owed to the outgoing Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.02 shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Trustee have been paid and until acceptance of appointment by the successor Trustee pursuant to Section 8.03.

         Section 8.03 Successor Trustee. Any successor Trustee appointed pursuant to Section 8.02 shall execute, acknowledge and deliver to the Trust Beneficial Owner, the Indenture Trustee and the predecessor Trustee an instrument accepting such appointment under the Trust Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under the Trust Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements and monies held by it under the Trust Agreement; and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 8.03 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 8.01.

         Section 8.04 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties to the Trust Agreement, anything in the Trust Agreement to the contrary notwithstanding, be the successor of the Trustee under the Trust Agreement; provided, such Person shall be eligible pursuant to Section 8.01.

         Section 8.05 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions of the Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of any Collateral may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with it, or as separate trustee or separate trustees, of all or any part of any Collateral, and subject to Section 2.08 to vest in such Person, in such capacity, such title to any Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee under the Trust Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to Section 8.03 and no notice of the appointment of any co-trustee or separate trustee shall be required; provided, however, that any co-trustee or separate trustee must be a "United States person" within the meaning of Section 7701(a)(30) of the Code and a "bank" within the meaning of
Section 581 of the Code.

         (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the discretion of the trustee;

                  (ii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

                  (iii) no trustee shall be personally liable by reason of the act or omission of any other trustee under the Trust Agreement.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee and co-trustee, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Section 8.05 and the conditions of this Article 8. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instruments of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of the Trust Agreement, specifically including every provision of the Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         Section 8.06 Trustee May Own Notes. Except to the extent prohibited under the terms of the Notes, the Trustee, in its individual or any other capacity, may become the beneficial owner or pledgee of Notes, to the extent that such ownership does not inhibit the Trust from relying on Rule 3a-7 promulgated under the Investment Company Act, with the same rights as it would have if it were not the Trustee; provided, that any Notes so owned or pledged shall not be entitled to participate in any decisions made or instructions given to the Trustee or the Indenture Trustee by the Holders as a group. The Trustee may deal with the Trust and the Trust Beneficial Owner in banking and trustee transactions with the same rights as it would have if it were not the Trustee.

                                    ARTICLE 9
                    VOTING; ACTS OF SECURITYHOLDERS; MEETINGS

         Section 9.01 Limitations on Voting Rights. Except as provided in the Trust Agreement or in the Indenture or as otherwise required by law, no Holder of Trust Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties to the Trust Agreement, nor shall anything in the Trust Agreement set forth, or contained in the terms of the Trust Securities, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         Section 9.02 Meetings of the Trust Beneficial Owner. No annual or other meeting of the Trust Beneficial Owner is required to be held.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

         Section 10.01 Limitation on Rights of Securityholders.

         (a) The death, bankruptcy, termination, dissolution or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities or the Trust shall not operate to terminate the Trust Agreement, nor to annul, dissolve or terminate the Trust, nor to entitle the legal successors, representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated by the Trust Agreement, nor otherwise affect the rights, obligations and liabilities of the parties to the Trust Agreement or any of them.

         (b) Except as provided in the Indenture, no Securityholder shall have any right by virtue of any provision of the Trust Agreement to institute any suit, action or proceeding in equity or at law with respect to the Trust Agreement, unless (i) the Securityholders shall have made written request upon the Trustee to institute such suit, action or proceeding in the name of the Trust and shall have offered to the Trustee and the Trust such reasonable indemnity as they may require against the costs, expenses and liabilities to be incurred thereby and (ii) the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such suit, action or proceeding. It is expressly understood and covenanted by each Securityholder with every other Securityholder, the Trust and the Trustee, that no one or more Securityholder shall have any right in any manner whatever by availing itself or themselves of any provision of the Trust Agreement to affect, disturb or prejudice the rights of any other Securityholder, or to obtain or seek to obtain priority over or preference to any other such Securityholder, or to enforce any right under the Trust Agreement, except in the manner provided in the Trust Agreement.

         Section 10.02 Amendment.

         (a) The Trust Agreement may be amended from time to time by the Trustee and the Trust Beneficial Owner, by, and only by, a written instrument executed by the Trustee and the Trust Beneficial Owner, in any way that is not inconsistent with the intent of the Trust Agreement, including, without limitation, (i) to cure any ambiguity, (ii) to correct, supplement or modify any provision in the Trust Agreement that is inconsistent with another provision in the Trust Agreement or (iii) to modify, eliminate or add to any provisions of the Trust Agreement to the extent necessary to ensure that the Trust will be classified for U.S. federal income tax purposes as disregarded or treated as a grantor trust (assuming that the Trust was not a disregarded entity) at all times or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act and no such amendment shall require the consent of any other Securityholder, except to the extent specified in Sections 10.02(b) and 10.02(c).

         (b) For so long as any Trust Securities remain outstanding, except as provided in Section 10.02(c), any amendment to the Trust Agreement that would adversely affect, in any material respect, the terms of any Notes, other then any amendment of the type contemplated by clause (iii) of Section 10.02(a), shall require the prior consent of the Holders of a majority of the outstanding principal amount of the Notes.

         (c) For so long as any Trust Securities remain outstanding, the Trust Agreement may not be amended to (i) change the amount or timing of any payment of any Trust Securities or (ii) impair the right of any Securityholder to institute suit for the enforcement of any right for principal and interest or other distribution without the consent of each affected Securityholder.

         (d) The Trustee shall not be required to enter into any amendment to the Trust Agreement which affects its own rights, duties or immunities under the Trust Agreement.

         (e) Prior to execution of any amendment to the Trust Agreement, the Trustee shall be entitled to an opinion of counsel as to whether such amendment is permitted by the terms of the Trust Agreement and whether all conditions precedent to such amendment have been met.

         (f) Promptly after the execution of any such amendment or consent, the Trustee shall furnish a copy of such amendment or consent (including those obtained or effected hereby) to the Indenture Trustee, the Trust Beneficial Owner, the agents under the Distribution Agreement and the Rating Agencies.

         (g) Notwithstanding any other provision of the Trust Agreement, (i) no amendment to the Trust Agreement may be made if such amendment would cause the Trust not to be treated as disregarded or treated as a grantor trust (assuming that the Trust was not disregarded) for U.S. federal income tax purposes and (ii) no amendment to the Trust Agreement may be made without the prior consent of Principal Life.

         Section 10.03 Notice. All demands, notices, instructions and other communications shall be in writing (including telecopied or telegraphic communications) and shall be personally delivered, mailed or transmitted by telecopy or telegraph, respectively, addressed as set forth below:

         If to the Trustee:

         U.S. Bank Trust National Association
         100 Wall Street, 16th Floor
         New York, New York 10005
         Attention: Adam Berman
         Facsimile: (212) 509-3384

         If to the Trust Beneficial Owner:

         GSS Holdings II, Inc.
         445 Broad Hollow Road, Suite 239
         Melville, New York 11747
         Attention: Andy Stidd
         Facsimile: (212) 302-8767

         If to the Indenture Trustee, at

         Citibank, N.A.
         Citibank Agency & Trust
         111 Wall Street, 14th Floor, Zone 3
         New York, NY 10005
         Attention: Nancy Forte
         Facsimile: (212) 657-3862

or at such other address as shall be designated by any such party in a written notice to the other parties. Notwithstanding the foregoing, any notice required or permitted to be mailed to the Trust Beneficial Owner shall be given by first class mail, postage prepaid, at the address of the Trust Beneficial Owner as shown in the Securities Register, and any notices mailed within the time prescribed in the Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Trust Beneficial Owner received such notice. Any notice required or permitted to be mailed to any Holder of a Note shall be given as specified in the Indenture.

         Section 10.04 No Recourse. The Trust Beneficial Owner acknowledges that the Trust Beneficial Interest represents a beneficial interest in the Trust only and does not represent an obligation of Principal Life, the Trustee, the Indenture Trustee or any Affiliate of any of the foregoing and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in the Trust Agreement or the Indenture.

         Section 10.05 No Petition. To the extent permitted by applicable law, each of the Trustee and the Trust Beneficial Owner covenants and agrees that it will not institute against, or join with any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under the laws of any jurisdiction. This Section 10.05 shall survive termination of the Trust Agreement.

         Section 10.06 Governing Law. The Trust Agreement shall be governed by and construed in accordance with the laws of the jurisdiction specified in the Trust Agreement without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under the Trust Agreement shall be determined in accordance with such laws.

         Section 10.07 Severability. If any provision in the Trust Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of the Trust Agreement and shall in no way affect the validity or enforceability of such other provisions of the Trust Agreement.

         Section 10.08 Trust Securities Nonassessable and Fully Paid. Securityholders shall not be personally liable for the obligations of the Trust. The fractional undivided beneficial interest in the assets held in the Trust represented by the Trust Beneficial Interest shall be nonassessable for any losses or expenses related to the Trust or for any reason whatsoever. The Notes, upon execution thereof by the Trustee pursuant to the Indenture and upon receipt of payment therefore, are and shall be deemed fully paid.

         Section 10.09 Third-Party Beneficiaries. The Trust Agreement shall inure to the benefit of and be binding upon the parties thereto and their respective successors and permitted assigns. Except as otherwise provided in the Trust Agreement, no other Person shall have any right or obligation thereunder.

                                                                       EXHIBIT B


                        STANDARD LICENSE AGREEMENT TERMS



            This document constitutes the Standard License Agreement Terms, dated as of March 5, 2004, which are incorporated by reference in the License Agreement (specified in Section B of the Omnibus Instrument as defined below) between Principal Financial Services, Inc., an Iowa corporation with its principal place of business at 711 High Street, Des Moines, Iowa 50392 (the "Licensor"), and the Trust named in the Omnibus Instrument (the "Licensee").


            These Standard License Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, a License Agreement.

            The following terms and provisions shall govern the activities of the Licensee subject to contrary terms and provisions expressly adopted in the License Agreement, which contrary terms, if any, shall be controlling.

                              W I T N E S S E T H:

            WHEREAS, the Licensor is the owner of certain trademarks and service marks and registrations and pending applications therefor, and may acquire additional trademarks and service marks in the future, all as defined below;

            WHEREAS, the Licensee desires to use certain of the Licensor's trademarks and service marks in connection with the Licensee's activities, as described more fully below; and

            WHEREAS, the Licensor and the Licensee wish to formalize the agreement between them regarding the Licensee's use of the Licensor's marks.

            NOW, THEREFORE, in consideration of the mutual promises set forth in these Standard License Agreement Terms and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1
                                   Definitions

            Section 1.01 Definitions. Capitalized words or phrases used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture between the Licensee and Citibank, N.A., as indenture trustee, dated as of the date specified in the Omnibus Instrument (the "Indenture").

            Section 1.02 The following terms have the meanings set forth below:

            "Agreement" means a License Agreement substantially in the form included in Section B of the Omnibus Instrument, as amended, modified or supplemented from time to time, that incorporates by reference these Standard License Agreement Terms.

            "Licensed Marks" means all marks listed in the attached Appendix A, as amended from time-to-time by the parties, as provided for in Article 5.

            "Licensed Services" means the activities undertaken by the Licensee, in connection with the establishment and conduct of the Program established by Principal Life for the issuance of debt obligations of the Licensee, such as the issuance of Notes to investors and any actions incident to the foregoing.

            "Omnibus Instrument" means the omnibus instrument pursuant to which certain Program Documents are executed and the Trust is established.

            "Territory" means: world-wide.

                                   ARTICLE 2
                                Grant of License

            Subject to the terms and conditions set forth in the Agreement, the Licensor hereby grants to the Licensee for the duration of the Agreement a non-exclusive, non-transferable, royalty-free right and license to use the Licensed Marks in connection with the Licensed Services within the Territory. The Licensee agrees and acknowledges that the limited rights and licenses granted in this Article 2 are revocable by the Licensor immediately and that the Agreement is terminable by the Licensor as provided in Article 8.

                                   ARTICLE 3
                 Ownership and Maintenance of the Licensed Marks

            Section 3.01 The Licensee acknowledges that the Licensor is the sole owner of the Licensed Marks, agrees that it will do nothing inconsistent with such ownership, agrees that all use of the Licensed Marks by the Licensee, including all goodwill associated therewith, shall inure solely to the benefit of the Licensor, and agrees to assist the Licensor in executing any additional documents that may be necessary to effect the purposes of this provision, including but not limited to the execution of any and all documents required by governmental agencies in order to register or maintain the current registrations of the Licensed Marks. The Licensee agrees that it will not represent that it has any ownership interest in the Licensed Marks or any registration thereof. The Licensee acknowledges the validity of the Licensed Marks and agrees that it will not, directly or indirectly, attack or challenge in any way the validity of the Licensed Marks, the Licensor's rights in and to the Licensed Marks or the validity or enforceability of the Agreement. The Licensee acknowledges that nothing in the Agreement shall give the Licensee any right, title or interest in the Licensed Marks or any goodwill associated therewith, other than those rights expressly granted under the Agreement.

            Section 3.02 The Licensee acknowledges that its use of a Licensed Mark of the Licensor prior to the Agreement creates no ownership rights for the Licensee in a Licensed Mark in any jurisdiction. Upon termination of the rights granted by the Agreement, the Licensee agrees it shall not claim any ownership rights to any Licensed Mark of the Licensor as a result of such use.

            Section 3.03 The Licensor shall use commercially reasonable efforts to maintain the Licensed Marks and all registrations thereof and/or applications therefor in the Territory. The Licensee shall execute all documents as are reasonably necessary or expedient to aid in, and shall otherwise cooperate at the Licensor's expense with, the Licensor's efforts to prepare, obtain, file, record and maintain all such registrations and applications.

            Section 3.04 The Licensor shall have no further maintenance obligations as to the Licensed Marks or any registration thereof or application therefor upon giving written notice to the Licensee that it does not intend to continue such maintenance; provided, however that the Licensor shall have no such right of termination of its maintenance obligations in the event any series of Notes is outstanding. Notwithstanding anything to the contrary contained herein, after giving such notice, the Licensor shall not be liable to the Licensee in any manner for any failure by the Licensor to maintain any Licensed Marks.

                                   ARTICLE 4
                                 Quality Control

            Section 4.01 At all times, the Licensee agrees to use the Licensed Marks in the Territory only in accordance with such quality standards and specifications as may be established by the Licensor and communicated to the Licensee from time to time. All use of the Licensed Marks made by the Licensee hereunder shall faithfully reproduce the design and appearance of the Licensed Marks as reflected on Appendix A.

            Section 4.02 The Licensee agrees that the nature and quality of all Licensed Services shall conform to the quality standards and specifications, as may be established by the Licensor and communicated to the Licensee from time to time, and shall not deviate materially from the current quality of services and products included in the Licensed Services.

            Section 4.03 The Licensor has the sole and exclusive right to control the appearance of the Licensed Marks, including the quality of the mark in the Licensed Marks. The Licensor shall have the right to inspect, upon reasonable notice and at all reasonable times, the business facilities and records of the Licensee and, upon reasonable request, to obtain written materials of the Licensee at any time during the term of the Agreement so that the Licensor may determine whether the Licensee is appropriately maintaining the Licensor's quality standards pertaining to the Licensed Marks and to the Licensed Services. The Licensee will immediately modify or discontinue any use of the Licensed Marks that the Licensor deems not to be in compliance with its quality standards.

            Section 4.04 Upon request by the Licensor, the Licensee shall provide the Licensor with representative samples of all promotional materials, packaging, labels, advertisements or any other materials that include any of the Licensed Marks so that the Licensor may ensure that said materials are in conformance with the Licensor's quality standards.

            Section 4.05 The Licensee agrees that all activities conducted in accordance with the Agreement shall be in conformance with all applicable laws, rules and regulations. The Licensee shall affix to all materials that bear a Licensed Mark, including, but not limited to, all stationery, labels, packaging, advertising and promotional materials, manuals, invoices and all other printed materials, (a) notices in compliance with applicable trademark laws and (b) such legend as the Licensor may reasonably designate by written notice and is required or otherwise reasonably necessary to allow adequate protection of the Licensed Marks and the benefits thereof under applicable trademark laws from time to time.

                                    ARTICLE 5
                             Amendment of Agreement

            The Agreement may be amended at any time by the parties to add or delete Licensed Marks or to modify the scope of Licensed Services. Such amendment(s) may be accomplished by a simple letter agreement outlining the amendment(s) and signed by both parties.

                                    ARTICLE 6
                                  Manner of Use

            Section 6.01 The Licensee agrees to use the Licensed Marks only in the form and manner, and with appropriate ownership legends, as prescribed from time to time by the Licensor.

            Section 6.02 The Licensee shall have the right to use the marks shown in Appendix A in connection with the Licensee's name, but, aside from this right, the Licensee shall not have the right to (a) change or modify the Licensed Marks, or create any design variation of the Licensed Marks, without obtaining the prior written consent of the Licensor, (b) join any name, mark or logo with the Licensed Marks so as to form a composite trade name or mark, (c) use the Licensed Marks in any manner that reflects improperly upon the Licensed Marks or (d) use any other mark that is confusingly similar to the Licensed Marks.

            Section 6.03 The Licensee's use of Licensed Marks for any Licensed Services other than the Program is subject to the prior written approval of the Licensor.

            Section 6.04 The Licensee shall not at any time do or suffer to be done any act or thing, including, without limitation, opposing the Licensor's registration of the Licensed Marks, that will in any way impair the Licensor's rights in the Licensed Marks.

            Section 6.05 The Licensee shall promptly notify the Licensor of any country in which the Licensee intends to use a Licensed Mark. The Licensee hereby notifies the Licensor that the

Licensee intends to use the Licensed Marks in the United States. The Licensor may, but shall have no obligation to, apply for trademark registration in such country, or otherwise initiate action to protect its trademark rights in that country. If necessary or requested by the Licensor, the Licensee shall join in such application, shall execute any documents and shall take any action as may be or requested by the Licensor to implement such application or to retain, enforce or defend the Licensed Marks.

            Section 6.06 The Licensee shall not at any time, without the prior written consent of the Licensor, acquire a registration or file and prosecute a trademark application or applications to register the Licensed Marks, or any component, variation or derivation thereof, or any name or mark confusingly similar thereto, for any goods or services anywhere in the world. If the Licensee at any time, without the prior written consent of the Licensor, files or causes to be filed, in its own name or otherwise on its behalf, an application to register or otherwise takes steps under applicable laws to obtain trademark protection of the Licensed Marks in any country, territory or jurisdiction, the Licensee shall, at the direction of the Licensor, either (a) assign and transfer to the Licensor, without further consideration, all right, title and interest in or to the Licensed Marks in such country, territory or jurisdiction, or (b) surrender and abandon such registration or application for registration.

                                   ARTICLE 7
                      Infringement or Dilution Proceedings

            Section 7.01 The Licensee agrees to promptly notify the Licensor of any unauthorized use of any of the Licensed Marks as such unauthorized use comes to the Licensee's attention. The Licensor shall have the sole right and discretion to take any action relating to the Licensed Marks, and the Licensee agrees to cooperate fully, should the Licensor decide to take such action.

            Section 7.02 If infringement or dilution proceedings relating to the Licensed Marks result in an award of damages or the payment of any sums to the Licensor, any such damages or payments shall belong solely to the Licensor.

            Section 7.03 The Licensee will promptly notify the Licensor of any claim, complaint, allegation or threatened litigation (a "Claim") relating to the Licensed Marks, including, but not limited to, any Claim of infringement or dilution by any third party. The Licensor shall have sole authority to address, settle or litigate any Claim at its expense, provided, however, the Licensee shall fully cooperate with the Licensor in any Claim brought.

                                    ARTICLE 8
                              Term and Termination

            Section 8.01 The Agreement shall continue in force and effect for so long as the Program is in effect, but no later than December 31, 2099, unless it is sooner terminated as provided for herein.

            Section 8.02 The Licensor may terminate the Agreement forthwith, upon written notice to the Licensee, if, in the Licensor's sole discretion and determination, there is a material breach of the Licensee's obligations under the Agreement.

            Section 8.03 Either party may terminate the Agreement, without cause, by giving thirty (30) days written notice to the other party.

            Section 8.04 Notwithstanding Section 8.03, for the further protection of the Licensed Marks, the license granted herein shall automatically and immediately terminate, without any notice by or any action required on the part of the Licensor, in the event that there is an Event of Default relating to the Licensee's Notes which results in such Notes becoming due and payable prior to their stated maturity.

                                    ARTICLE 9
                              Effect of Termination

            Section 9.01 Immediately upon termination of the Agreement, the Licensee shall cease and desist from any and all use of the Licensed Marks, amend its organizational documents, take all other actions necessary or desirable to change its name to a name that does not include any of the Licensed Marks, or any confusingly similar term, cease to distribute all materials bearing the Licensed Marks and destroy any remaining inventory of documents bearing the Licensed Marks.

            Section 9.02 Immediately upon termination of the Agreement, the Licensee shall cease and desist from any and all use of the Licensed Marks, cease to distribute all materials that bear the Licensed Marks, and destroy any remaining inventory of documents that bear the Licensed Marks.

            Section 9.03 Upon termination of the Agreement, the Licensee agrees to cooperate fully with the Licensor to amend or cancel any governmental recordations or approvals for the benefit of the Licensee pertaining to any marks or names which consist of or include any of the Licensed Marks.

            Section 9.04 Upon termination of the Agreement, any and all rights in the Licensed Marks and the goodwill connected therewith shall remain the exclusive property of the Licensor.

                                   ARTICLE 10
                            Miscellaneous Provisions

            Section 10.01 Interpretation and Enforcement of Agreement. The Agreement shall be interpreted according to the laws of the State of Iowa, and the parties agree that exclusive jurisdiction over the enforcement of the Agreement shall be appropriate in the state or federal courts of the State of Iowa. The parties agree that any breaches of the Agreement shall cause irreparable injury to the nonbreaching party and that an injunction shall be an appropriate remedy.

            Section 10.02 Amendment and Waiver. No amendment, modification or discharge of the Agreement, and no waiver under the Agreement, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by either of the parties hereto of a breach of or a default under any of the provisions of the Agreement, nor the failure by either of the parties, on one or more occasions, to enforce any of the provisions of the Agreement or to exercise any right or privilege under the Agreement, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges under the Agreement. The rights and remedies provided in the Agreement are cumulative and are not exclusive of any rights or remedies that either party otherwise may have at law or in equity.

            Section 10.03 Severability. In the event any provision of the Agreement shall be invalid or unenforceable, it shall be deemed to be separate and shall not affect any other provision of the Agreement.

            Section 10.04 Assignment. The Agreement including the licenses granted in the Agreement is not assignable or transferable by agreement or by operation of law without the express written consent of the Licensor. Any such unauthorized assignment or transfer shall be null and void and of no legal effect. The Agreement shall be binding upon and inure to the benefit of the parties to the Agreement and their respective heirs, successors and permitted assigns.

            Section 10.05 Notices. All notices, requests, demands and other communications required to be in writing under the Agreement shall be addressed as follows and notice shall be considered given five (5) days following dispatch by first class mail, postage prepaid or if transmitted by facsimile, when confirmed:

If to the Licensor:


            Principal Financial Services, Inc.
            711 High Street
            Des Moines, Iowa 50392
            Telephone: (515) 247-5111
            Facsimile: (515) 248-3011
            Attn: General Counsel

With a copy to:

            Principal Life Insurance Company
            711 High Street
            Des Moines, Iowa 50392
            Telephone: (515) 248-9196
            Facsimile: (515) 235-9353
            Attn: Jim Fifield


If to the Licensee:

            The Principal Life Income Fundings Trust specified in the Omnibus Instrument
            c/o U.S. Bank Trust National Association
            100 Wall Street, 16th Floor

            New York, New York 10005
            Telephone: (212) 361-2458
            Facsimile: (212) 509-3384
            Attn: Adam Berman

            Section 10.06 Trustee. The Agreement has been executed on behalf of the Licensee by the Trustee solely in its capacity as trustee of the Licensee, and not in its individual capacity. In no case shall the Trustee (or any entity acting as successor or additional trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations of the Licensee under the Agreement, any right to assert any such liabilities against the Trustee (or any entity acting as successor or additional trustee) being hereby waived by the other party to the Agreement; provided, however, that such waiver shall not affect the liability of the Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity thereunder.

            Section 10.07 Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

            Section 10.08 Equitable Relief. The Licensee acknowledges that the Licensor will suffer irreparable harm as a result of the material breach by the Licensee of any covenant or agreement to be performed or observed by the Licensee under the Agreement, and acknowledges that the Licensor shall be entitled to apply for and receive from any court or administrative body of competent jurisdiction a temporary restraining order, preliminary injunction and/or permanent injunction, without any necessity of proving damages, enjoining the Licensee from further breach of the Agreement or further infringement or impairment of the rights of the Licensor.

            Section 10.09 Further Assurances. Each of the parties to the Agreement agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of the Agreement. The parties shall act in good faith in the performance of their obligations under the Agreement.

                                   APPENDIX A

                                 LICENSED MARKS


PRINCIPAL(R)
THE PRINCIPAL(R)
PRINCIPAL FINANCIAL GROUP(R)
PRINCIPAL FINANCIAL GROUP and Design(R)

                                                                       EXHIBIT C




                            STANDARD INDENTURE TERMS

                                 WITH RESPECT TO

                      PRINCIPAL LIFE INCOME FUNDINGS TRUSTS

                      SENIOR SECURED MEDIUM-TERM NOTES AND
                        PRINCIPAL(R) LIFE CORENOTES(R)




                           DATED AS OF March 5, 2004

















"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co.

"Principal(R)" is a registered service mark of Principal Financial Services, Inc. and is used under license.

                                                                     EXHIBIT 4.1




                            STANDARD INDENTURE TERMS

                                 WITH RESPECT TO

                      PRINCIPAL LIFE INCOME FUNDINGS TRUSTS

                      SENIOR SECURED MEDIUM-TERM NOTES AND
                        PRINCIPAL(R) LIFE CORENOTES(R)




                           DATED AS OF March 5, 2004

















"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co.

"Principal(R)" is a registered service mark of Principal Financial Services, Inc. and is used under license.

                                TABLE OF CONTENTS

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 1.01.  Definitions....................................................1
SECTION 1.02.  Compliance Certificates and Opinions..........................11
SECTION 1.03.  Form of Documents Delivered to Indenture Trustee..............11
SECTION 1.04.  Acts of Holders...............................................13
SECTION 1.05.  Notices.......................................................14
SECTION 1.06.  Notice to Holders; Waiver.....................................16
SECTION 1.07.  Severability..................................................16
SECTION 1.08.  Successors and Assigns........................................16
SECTION 1.09.  Benefits of Indenture.........................................17
SECTION 1.10.  Language of Notices...........................................17
SECTION 1.11.  Governing Law.................................................17
SECTION 1.12.  Waiver of Jury Trial..........................................17
SECTION 1.13.  Counterparts..................................................18
SECTION 1.14.  Third Party Beneficiaries.....................................18
SECTION 1.15.  Conflict with Trust Indenture Act.............................18

                                    ARTICLE 2
                                    THE NOTES
SECTION 2.01.  Forms Generally...............................................18
SECTION 2.02.  No Limitation on Aggregate Principal Amount of Notes..........21
SECTION 2.03.  Listing.......................................................21
SECTION 2.04.  Redemption and Repayment......................................21
SECTION 2.05.  Execution, Authentication and Delivery Generally..............23
SECTION 2.06.  Registration..................................................26
SECTION 2.07.  Transfer......................................................26
SECTION 2.08.  Mutilated, Destroyed, Lost and Stolen Notes...................27
SECTION 2.09.  Payment of Interest; Rights To Interest Preserved.............27
SECTION 2.10.  Cancellation..................................................28
SECTION 2.11.  Persons Deemed Owners.........................................28
SECTION 2.12.  Tax Treatment; Tax Returns and Reports........................29

SECTION 2.13.  No Association................................................29

SECTION 2.14.  Administrative Procedures.....................................29


                                    ARTICLE 3
                    COVENANTS, REPRESENTATIONS AND WARRANTIES
SECTION 3.01.  Payment of Principal and any Premium, Interest and Additional
               Amounts.......................................................29
SECTION 3.02.  Collection Account............................................30
SECTION 3.03.  Agreements of the Paying Agent................................30
SECTION 3.04.  Maintenance of Office or Agency...............................32
SECTION 3.05.  Duties of the Agents..........................................33
SECTION 3.06.  Duties of the Transfer Agent..................................34
SECTION 3.07.  Duties of the Registrar.......................................34

SECTION 3.08.  Unclaimed Monies..............................................35
SECTION 3.09.  Protection of Collateral......................................36
SECTION 3.10.  Opinions as to Collateral; Annual Statement as to Compliance..37
SECTION 3.11.  Performance of Obligations....................................39
SECTION 3.12.  Existence.....................................................39
SECTION 3.13.  Reports; Financial Information; Notices of Defaults...........40
SECTION 3.14.  Payment of Taxes and Other Claims.............................41
SECTION 3.15.  Negative Covenants............................................41
SECTION 3.16.  Non-Petition..................................................43
SECTION 3.17.  Title to the Collateral.......................................44
SECTION 3.18.  Withholding and Payment of Additional Amounts.................44
SECTION 3.19.  Additional Representations and Warranties.....................46
SECTION 3.20.  Ancillary Documents...........................................47

                                    ARTICLE 4
      GRANTING OF SECURITY INTEREST AND ASSIGNMENT FOR COLLATERAL PURPOSES
SECTION 4.01.  Creation......................................................47
SECTION 4.02.  Scope.........................................................48
SECTION 4.03.  Termination of Security Interest..............................49

                                    ARTICLE 5
                     SATISFACTION AND DISCHARGE; SUBROGATION
SECTION 5.01.  Satisfaction and Discharge of Indenture.......................50
SECTION 5.02.  Application of Trust Money....................................50

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES
SECTION 6.01.  Events of Default.............................................51
SECTION 6.02.  Acceleration of Maturity Date; Rescission and Annulment.......53
SECTION 6.03.  Collection of Indebtedness and Suits for Enforcement..........54
SECTION 6.04.  Indenture Trustee May File Proofs of Claim....................54
SECTION 6.05.  Indenture Trustee May Enforce Claims Without Possession of
               Notes.........................................................55
SECTION 6.06.  Application of Money Collected................................55
SECTION 6.07.  Limitation on Suits...........................................56
SECTION 6.08.  Unconditional Rights of Holders to Receive Payments...........57
SECTION 6.09.  Restoration of Rights and Remedies............................57
SECTION 6.10.  Rights and Remedies Cumulative................................57
SECTION 6.11.  Delay or Omission Not Waiver..................................57
SECTION 6.12.  Control by Holders............................................57
SECTION 6.13.  Waiver of Past Defaults.......................................58
SECTION 6.14.  Undertaking for Costs.........................................58
SECTION 6.15.  Waiver of Stay or Extension Laws..............................58

                                    ARTICLE 7
                     THE INDENTURE TRUSTEE AND OTHER AGENTS
SECTION 7.01.  Duties of Indenture Trustee...................................59

SECTION 7.02.  No Liability to Invest........................................60
SECTION 7.03.  Performance Upon Default......................................61
SECTION 7.04.  No Assumption by Paying Agent, Transfer Agent, Calculation
               Agent or Registrar............................................61
SECTION 7.05.  Notice of Default.............................................61
SECTION 7.06.  Rights of Indenture Trustee...................................61
SECTION 7.07.  Not Responsible for Recitals or Issuance of Notes.............63
SECTION 7.08.  Indenture Trustee May Hold Notes..............................63
SECTION 7.09.  Money Held in Trust...........................................63
SECTION 7.10.  Compensation and Reimbursement................................63
SECTION 7.11.  Eligibility...................................................63
SECTION 7.12.  Resignation and Removal; Appointment of Successor.............64
SECTION 7.13.  Acceptance of Appointment by Successor........................65
SECTION 7.14.  Merger, Conversion, Consolidation or Succession to Business
               of Indenture Trustee..........................................66
SECTION 7.15.  Co-trustees...................................................66
SECTION 7.16.  Appointment and Duties of the Calculation Agent...............67
SECTION 7.17.  Changes in Agents.............................................68
SECTION 7.18.  Limitation of Trustee Liability...............................70

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES
SECTION 8.01.  Supplemental Indentures Without Consent of Holders............71
SECTION 8.02.  Supplemental Indenture With Consent of Holders................71
SECTION 8.03.  Execution of Supplemental Indentures..........................73
SECTION 8.04.  Effect of Supplemental Indenture..............................73
SECTION 8.05.  Reference in Notes to Supplemental Indentures.................73
SECTION 8.06.  Conformity with Trust Indenture Act...........................73

                                    ARTICLE 9
                             NON-RECOURSE PROVISIONS
SECTION 9.01.  Nonrecourse Enforcement.......................................74

                                   ARTICLE 10
                          MEETINGS OF HOLDERS OF NOTES
SECTION 10.01.  Purposes for Which Meetings May be Called....................74
SECTION 10.02.  Call, Notice and Place of Meetings...........................74
SECTION 10.03.  Persons Entitled to Vote at Meetings.........................75
SECTION 10.04.  Quorum; Action...............................................75
SECTION 10.05.  Determination of Voting Rights; Conduct and Adjournment of
                Meetings.....................................................76
SECTION 10.06.  Counting Votes and Recording Action of Meetings..............77

                                   ARTICLE 11
                           NOTES IN FOREIGN CURRENCIES
SECTION 11.01.  Notes in Foreign Currencies..................................77

Exhibit A-1       Form of Retail Global Note

Exhibit A-2       Form of Institutional Global Note

Exhibit A-3       Form of Institutional Definitive Note

                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture

Trust Indenture Act Section                                    Indenture Section

ss.310(a)..................................................................7.11
(b)........................................................................7.11
ss.311(a)..................................................................7.08
ss.312(a) .................................................................3.13
(b)........................................................................3.13
(c)........................................................................3.13
ss.313(a)..................................................................3.13
(b)........................................................................3.13
(c)........................................................................3.13
(d)........................................................................3.13
ss.314(a) .................................................................3.10
(b)........................................................................3.10
(c) .................................................................1.02, 3.10
(d) .......................................................................3.10
(e)..................................................................1.03, 3.10
ss.315(c)..................................................................7.01
ss.316(a)(1) (A) ....................................................6.02, 6.12
(a)(1)(B)..................................................................6.13
(b)........................................................................6.08
(c)........................................................................1.04
ss.317(a)(1)...............................................................6.03
(a)(2) ....................................................................6.04
(b)........................................................................3.03
ss.318(a) .................................................................1.15
(c)........................................................................1.15


Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that certain provisions of Sections 310 to and including 317 are a part of and govern every qualified indenture, whether or not physically contained in the Indenture.

                            STANDARD INDENTURE TERMS


     This document constitutes the Standard Indenture Terms, dated as of March 5, 2004, which are incorporated by reference in the Indenture (specified in Section C of the Omnibus Instrument, as defined below), by and among the Trust named in the Omnibus Instrument and the Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent for such Trust, in connection with the Program (all as defined in the Indenture).


     These Standard Indenture Terms shall be of no force and effect unless and until incorporated by reference into, and then only to the extent not modified by, such Indenture.

     The following terms and provisions shall govern the Notes subject to contrary terms and provisions expressly adopted in such Indenture, any supplemental indenture or the Notes, which contrary terms shall be controlling.

                                    ARTICLE 1
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. Definitions. For all purposes of the Indenture, of all indentures supplemental to the Indenture and of all Notes issued under the Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in the Indenture have the meanings assigned to them in this Article 1, and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined in the Indenture have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise expressly provided in the Indenture, the term "generally accepted accounting principles" with respect to any computation required or permitted under the Indenture shall mean such accounting principles as are generally accepted at the date of such computation in the United States;

          (c) the word "including" shall be construed to be followed by the words "without limitation";

          (d) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Indenture or the intent of the parties to the Indenture;

          (e) the words "hereby," "herein," "hereof" and "hereunder" and other words of similar import refer to the Indenture as a whole and not to any particular Article, Section, Exhibit or other subdivision; and

          (f) references in the Indenture to Articles, Sections, Exhibits and Schedules shall, refer respectively to Articles, Sections, Exhibits and Schedules of these Standard Indenture Terms, unless otherwise expressly provided.

     "ACT", with respect to any Holder, has the meaning set forth in Section
1.04.

     "ADDITIONAL AMOUNTS" means additional amounts that are required by the Indenture or the Notes to be paid by the Trust to Holders pursuant to Section
3.18 or additional amounts that are required pursuant to the Funding Agreement, under circumstances specified therein, to be paid by Principal Life to the Funding Agreement Holder, to compensate for any withholding or deduction for or on the account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied on payments in respect of such Notes or Funding Agreement, as applicable, by or on behalf of any governmental authority in the United States having the power to tax, so that the net amount received by the Holders or the Funding Agreement Holder, will equal the amount that would have been received under such Notes or Funding Agreement, as applicable, had no such deduction or withholding been required.

     "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "AGENT" means any of the Registrar, Transfer Agent, Paying Agent or Calculation Agent.

     "AUTHORIZED NEWSPAPER" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a business day in the place of publication, whether or not published on days that are not business days in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and, in each case, on any day that is a business day in the place of publication.

     "AUTHORIZED SIGNATORIES" mean Responsible Officers authorized to execute documents on behalf of the Trust.

     "BANKING DAY" means a day (other than a Saturday or Sunday) on which commercial banks are generally open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the specified office of the Paying Agent or, as the case may be, the Registrar is located.

     "BUSINESS DAY" means (i) for any Note, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York, (ii) for LIBOR Notes only, any day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London, England, (iii) for Notes that have a Specified Currency other than U.S. Dollars only, and other than Notes denominated in euros, any day that is not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the

Principal Financial Center of the country issuing the Specified Currency, and
(iv) for Notes that have euros as the Specified Currency only a day on which the TARGET System is open.

     "CALCULATION AGENT" means the institution appointed as calculation agent for the Notes and named as such in the relevant Pricing Supplement or its successors or assigns. For such purpose, the Paying Agent accepts its appointment as the initial Calculation Agent pursuant to Section 7.16.

     "CLEARING SYSTEM" means DTC and any other clearing system specified in the relevant Pricing Supplement.

     "CODE" means the Internal Revenue Code of 1986, as amended, including any successor or amendatory statutes and any applicable rules, regulations, notices or orders promulgated thereunder.


     "COLLATERAL" means the right, title, benefits, remedies and interests of the Trust in, to and under (i) the Funding Agreement, (ii) all Proceeds of the Funding Agreement and the Guarantee and all amounts and instruments on deposit from time to time in the Collection Account, (iii) the Guarantee, (iv) all books and records pertaining to the Funding Agreement and the Guarantee, and (v) all rights of the Trust pertaining to the foregoing.



     "COLLECTION ACCOUNT" means a non-interest bearing account with the Indenture Trustee in the name of the Trust or such other account with a depositary institution that is rated at least AA- or Aa3 by a nationally recognized statistical rating organization as may be designated by the Trustee, which account shall be segregated from other accounts held by the Indenture Trustee or such other depositary institution.


     "COMMISSION" means the Securities and Exchange Commission or any successor body performing such duties of the Commission.

     "CONTINGENT OBLIGATION" means, as applied to any Person, without duplication, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) under any letter of credit issued for the account of or for which that Person is otherwise liable for reimbursement thereof, (iii) under agreements providing for the hedging or limitation of interest rate or currency risk, (iv) under any performance bond or other surety arrangement, (v) under any direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, or (vi) for the obligations of another through any agreement (contingent or otherwise).

     "CORPORATE TRUST OFFICE" means the office of the Indenture Trustee at which the corporate trust business of the Indenture Trustee shall, at any particular time, be principally administered, which office at the date of the Indenture is located as indicated in Section 1.05.

     "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "DEFAULTED INTEREST" has the meaning set forth in Section 2.09.

     "DEFINITIVE NOTE" means a Note issued in certificated and registered form.

     "DEPOSITARY" means the Person designated as Depositary by the Trust pursuant to the Indenture, which Person, if required by any applicable law, regulation or exchange requirement, must be a clearing agency registered under the Securities Exchange Act and, if so provided with respect to any Note, any successor to such Person. Initially, the "Depositary" shall be DTC.


     "DISTRIBUTION AGREEMENT" means that certain Distribution Agreement, dated March 5, 2004, by and among Principal Life, PFG and the agents named therein and acknowledged and agreed to by the Trust, relating to the issuance and sale of the Notes under the Program, as the same may be amended, modified or supplemented from time to time.


     "DOLLARS", "$", "U.S. $" and "U.S. DOLLARS" mean such coin or currency of the United States as at the time shall be legal tender for the payment of public or private debts.

     "DTC" means The Depository Trust Company, New York, New York, and its successors and assigns.

     "EUROPEAN UNION DIRECTIVE" means any law, regulation, directive or any interpretation by the European Union or a member nation of the European Union which requires the withholding or deduction of any amounts payable under the Notes, the Indenture or the Funding Agreement.

     "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.


     "EXPENSE AND INDEMNITY AGREEMENT" means, as applicable, (i) that certain Expense and Indemnity Agreement, dated March 5, 2004, by and between
Principal Life and the Trustee, on behalf of itself and each trust organized under the Program, including the Trust, (ii) that certain Expense and Indemnity Agreement, dated March 5, 2004, by and between Principal Life and the Indenture Trustee, (iii) that certain Expense and Indemnity Agreement, dated March 5, 2004, by and between Principal Life and the Trust Beneficial Owner and (iv) that certain Expense and Indemnity Agreement, dated March 5, 2004, by and between Principal Life and Bankers Trust Company, N.A., as each may be amended, modified or supplemented from time to time.




     "FUNDING AGREEMENT" means that certain funding agreement designated in the Indenture, entered into by and between Principal Life and the Trust, as it may be modified, restated, replaced, supplemented or otherwise amended from time to time in accordance with the terms thereof.


     "FUNDING AGREEMENT HOLDER" means, with respect to the Notes, the "Agreement Holder" as specified in the Funding Agreement.

     "GLOBAL NOTE" means a Note issued in book-entry and registered form.


     "GUARANTEE" means that certain guarantee issued by PFG to the Trust designated in the Indenture, which fully and unconditionally guarantees Principal Life's payment obligations under the Funding Agreement, as it may be modified, restated, replaced, supplemented or otherwise amended from time to time in accordance with the terms thereof.


     "HOLDER" means the Person in whose name a Note or Notes is registered in the Register.

     "INDEBTEDNESS" means, as applied to any Person, (i) all indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingent or otherwise, or in respect of which such Person otherwise assures a creditor against loss (excluding trade accounts payable and accrued expenses arising in the ordinary course of business as determined in good faith by such Person), (ii) that portion of obligations with respect to capital leases which is properly classified as a liability on a balance sheet in conformity with generally accepted accounting principles, (iii) obligations evidenced by bonds, notes, debentures or similar instruments of such Person, and notes payable by such Person and drafts accepted by such Person representing extensions of credit whether or not representing obligations for borrowed money, (iv) the face amount of all drafts drawn thereunder, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person.


     "INDENTURE" means that certain Indenture, contained in, and dated as of the date specified in, the Omnibus Instrument, by and among the Indenture Trustee, Registrar, Transfer Agent, Paying Agent and Calculation Agent and the Trust, as may be amended, modified or supplemented from time to time, which incorporates by reference these Standard Indenture Terms, and shall include the terms of the Notes established as contemplated hereunder and thereunder.




     "INDENTURE TRUSTEE" means, unless otherwise specified in the Indenture, Citibank, N.A. and, subject to the provisions of Article 7, shall also include its successors and assigns as Indenture Trustee under the Indenture.


     "INTEREST PAYMENT DATE" means each date on which interest is paid to the Holders of the Notes as specified in the Indenture.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as it may be amended or supplemented from time to time, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "LIBOR CURRENCY" means the currency specified in the Pricing Supplement as to which LIBOR shall be calculated or, if no currency is specified in the Pricing Supplement, United States dollars.

     "LIBOR NOTES" means Notes that bear interest based on LIBOR (as defined in the Notes).


     "LICENSE AGREEMENT" means that certain License Agreement by and between the Trustee, on behalf of the Trust, and Principal Financial Services, Inc., contained in, and dated as of the date specified in, the Omnibus Instrument, as the same may be amended, modified or supplemented from time to time.


     "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including without limitation any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction).

     "MATURITY DATE" means the date on which the principal of the Notes becomes due and payable as provided therein or in the Indenture, whether at the Stated Maturity Date thereof, by declaration of acceleration, notice of redemption of the Trust, notice of the Holder's option to elect repayment or otherwise.

     "NONRECOURSE PARTIES" has the meaning set forth in Section 9.01.

     "NOTE" means any senior secured note of the Trust designated in the Indenture and authenticated and delivered under the Indenture, which is in registered form and may be represented by a Global Note or a Definitive Note, and which shall be substantially in the forms attached as Exhibit A-1, Exhibit A-2 and Exhibit A-3 to the Indenture and "NOTES" means the senior secured notes of the Trust represented by such Note.

     "NOTICE OF DEFAULT" has the meaning set forth in Section 6.01.

     "OFFICE OR AGENCY" means an office or agency of the Trust, the Indenture Trustee, the Paying Agent or the Registrar, as the case may be, maintained or designated as the Place of Payment for the Notes pursuant to Section 3.04 or any other office or agency of the Trust, Indenture Trustee, Paying Agent or Registrar, as the case may be, maintained or designated for such Notes pursuant to Section 3.04.

     "OMNIBUS INSTRUMENT" means the omnibus instrument pursuant to which certain Program Documents are executed.

     "OPINION OF COUNSEL" means a written opinion addressed to the Indenture Trustee (among other addressees) by legal counsel, who may be internal legal counsel to Principal Life, who may, except as otherwise expressly provided in the Indenture, be counsel for the Trust or Principal Life or other counsel and who shall be reasonably satisfactory to the Indenture Trustee.

     "ORIGINAL ISSUE DATE", with respect to the Notes, means the original issue date of the Notes, as specified in the Pricing Supplement.

     "OUTSTANDING" means as of any date of determination, all of the Notes theretofore authenticated and delivered under the Indenture or in one or more indentures supplemental to the Indenture, except:

               (i) Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

               (ii) Notes or portions thereof for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of the Notes, provided that, if the Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor satisfactory to the Indenture Trustee has been made;

               (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

               (iv) Notes alleged to have been destroyed, lost, stolen or mutilated and surrendered to the Indenture Trustee for which either replacement Notes have been issued or payment has been made as provided for in Section 2.08 unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course; and

               (v) Notes represented by Global Notes to the extent that they shall have been duly exchanged for Definitive Notes pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided further, however, that in determining whether the Holders of the requisite percentage of the principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by the Trust or any Affiliate of the Trust shall be disregarded and deemed not to be Outstanding, except that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee that the pledgee is entitled so to act with respect to such Notes and that the pledgee is not the Trust or any Affiliate of the Trust.

     "PAYING AGENT" means, unless otherwise specified in the Indenture or a supplemental indenture, the Indenture Trustee, in its capacity as paying agent under the Indenture or its successors or assigns.

     "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and governments and agencies and political subdivisions thereof.

     "PFG" means Principal Financial Group, Inc., a Delaware corporation and the indirect parent of Principal Life, or any successor thereto.

     "PLACE OF PAYMENT" means the place where the principal of, premium, if any, and interest on the Notes are payable which, unless otherwise specified in the Indenture, shall be the address specified in Section 1.05 for the Indenture Trustee.


     "PRICING SUPPLEMENT" means the pricing supplement attached to the Omnibus Instrument as Exhibit D as prepared by the Trust in connection with the issuance and sale by the Trust of the Notes and agreed to by Principal Life, the Trust and the Relevant Agents appointed under the Distribution Agreement, as such Pricing Supplement may be amended, modified, supplemented or replaced from time to time.


     "PRINCIPAL FINANCIAL CENTER" means, as applicable, the capital city of the country issuing the Specified Currency or the capital city of the country to which the LIBOR Currency relates; provided, however, that with respect to United States Dollars, Australian dollars, Canadian dollars, the euro, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, London (solely in the case of the LIBOR Currency), Johannesburg and Zurich, respectively.

     "PRINCIPAL LIFE" means Principal Life Insurance Company, an Iowa insurance company, or any successor thereto.

     "PROCEEDS" means all of the proceeds of, and all other profits, products, rents, principal payments, interest payments or other receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition or maturity of, or other realization upon, the Funding Agreement or the Guarantee, including without limitation all claims of the Trust against third parties for loss of, damage to or destruction of, or for proceeds payable under, the Funding Agreement or the Guarantee, in each case whether now existing or hereafter arising.

     "PROGRAM" means, collectively, the Senior Secured Medium-Term Notes Program and the Principal(R) Life CoreNotes(R) Program, in each case, of the Principal Life Income Fundings Trusts.

     "PROGRAM DOCUMENTS" means the Indenture, the Notes, the Trust Agreement, the Funding Agreement, the Guarantee, the Distribution Agreement, the License Agreement and each Expense and Indemnity Agreement and any other documents or instruments entered into by, with respect to, or on behalf of, the Trust.

     "RATING AGENCY" means any rating agency that has rated the Program or the Notes.

     "REDEMPTION PRICE" means the price at which the Notes are to be redeemed pursuant to Section 2.04, as set forth in the applicable Pricing Supplement or a supplemental indenture.

     "REGISTER" has the meaning set forth in Section 2.06.

     "REGISTRAR" means, unless otherwise specified in the Indenture or a supplemental indenture, the Indenture Trustee, in its capacity as registrar under the Indenture, or its successors or assigns.

     "REGISTRATION STATEMENT" means (a) a registration statement on Form S-3 or other appropriate form, including the prospectus, prospectus supplements and the exhibits included therein and including any documents or filings incorporated by reference therein, any pre-effective or post-effective amendments thereto and any registration statements filed subsequent thereto under rules promulgated under the Securities Act, relating to the registration under the Securities Act of the Notes, the Funding Agreement and the Guarantee, (b) any preliminary prospectus or prospectus supplements thereto relating to the Notes whether or not required to be filed pursuant to the Securities Act and any documents or filings incorporated therein by reference, and (c) a registration statement and such other documents, forms or filings as may be required by the Securities Act or the Trust Indenture Act, or other securities laws in each case relating to the Notes.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date means the date specified for that purpose in the Notes or the Indenture.

     "RELEVANT AGENTS" means the agent or agents (in a firm commitment offering of Notes or in a best efforts offering of Notes) appointed pursuant to the Distribution Agreement.

     "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee or the Trustee, any vice president, assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Indenture Trustee or the Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject, and also, with respect to the Trustee, having direct responsibility for the administration of the Trust, or with respect to the Indenture Trustee, having direct responsibility for the administration of the Indenture.

     "SECURED OBLIGATIONS" means the obligations of the Trust secured under the Notes and the Indenture, including (i) all principal of, premium, if any, and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Trust, whether or not allowed or allowable as a claim in any such proceeding) on such Notes or pursuant to the Indenture,
(ii) all other amounts payable by the Trust under the Indenture or under such Notes including all Additional Amounts (if applicable) and all costs and expenses (including without limitation attorneys' fees) incurred by the Indenture Trustee (to the extent not paid pursuant to the applicable Expense and Indemnity Agreement) and (iii) any renewals or extensions of the foregoing.

     "SECURITIES ACT" means the Securities Act of 1933, as it may be amended or supplemented from time to time, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as it may be amended or supplemented from time to time, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "SPECIAL RECORD DATE" means a date fixed by the Indenture Trustee pursuant to Section 2.09 for the payment of any Defaulted Interest on any Note.

     "SPECIFIED CURRENCY" means the currency in which the Notes are denominated (or, if such currency is no longer legal tender for the payment of public and private debts in the country issuing such currency or, in the case of the euro, in the member states of the European Union that have adopted the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union, such currency which is then such legal tender).


     "STANDARD INDENTURE TERMS" means these Standard Indenture Terms, dated as of March 5, 2004.


     "STATED MATURITY DATE" means the date specified in the Notes, as the fixed date on which the principal of such Notes is due and payable, which date will be a day between nine months and thirty years from the date of original issuance of the Notes and be on the last scheduled Interest Payment Date.

     "STERLING" means such coin or currency of the United Kingdom as at the time shall be legal tender for the payment of public or private debts.

     "TARGET SYSTEM" means the Trans-European Automated Real-Time Gross Settlement Express Transfer System.

     "TRANSFER AGENT" means, unless otherwise specified in the Indenture or a supplemental indenture, the Indenture Trustee, in its capacity as transfer agent under the Indenture or its successors or assigns.

     "TREASURY REGULATIONS" means the regulations promulgated by the United States Treasury Department pursuant to the Code.

     "TRUST" means the Principal Life Income Fundings Trust named in the Omnibus Instrument, which shall be a trust, formed under the laws of the jurisdiction specified in the Trust Agreement, together with its permitted successors and assigns; provided, however, unless the context requires otherwise, all references in the Indenture to the "Trust" shall also include the Trustee, on behalf of the Trust.


     "TRUST AGREEMENT" means that certain Trust Agreement, contained in, and dated as of the date specified in, the Omnibus Instrument, by and between the Trustee and the Trust Beneficial Owner, declaring and establishing the Trust, as may be amended, modified or supplemented from time to time.


     "TRUST BENEFICIAL INTEREST" has the meaning set forth in the Trust
Agreement.

     "TRUST BENEFICIAL OWNER" means the beneficial owner of the Trust Beneficial Interest.

     "TRUST CERTIFICATE" means a certificate signed by one or more Responsible Officers of the Trustee on behalf of the Trust and delivered to the Indenture Trustee.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as it may be amended or supplemented from time to time, and any successor statute thereto, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

     "TRUST ORDER" or "TRUST REQUEST" means a written statement, request or order of the Trust signed in its name by one or more Responsible Officers of the Trustee and delivered to the Indenture Trustee.

     "TRUSTEE" means, unless otherwise specified in the Trust Agreement, U.S. Bank Trust National Association, not in its individual capacity, but solely as the Trustee under the Trust Agreement, and shall also include its permitted successors and assigns under the Trust Agreement.

     "UCC" means the Uniform Commercial Code, as from time to time in effect in the State of New York; provided that, with respect to the perfection, effect of perfection or non-perfection, or priority of any security interest in the Collateral, "UCC" shall mean the Uniform Commercial Code, as from time to time in effect in the applicable jurisdiction whose law governs such perfection, non-perfection or priority.

     "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Trust to the Indenture Trustee to take any action under any provision of the Indenture, the Trust shall furnish to the Indenture Trustee a Trust Certificate stating that all conditions precedent, if any, provided for in the Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of the Indenture, no additional certificate or opinion need be furnished.

     SECTION 1.03. Form of Documents Delivered to Indenture Trustee.

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Trustee knows that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Trustee stating that the information with respect to such factual matters is in the possession of the Trustee, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel. Any certificate or opinion of the Trust or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of Principal Life, PFG or the Trust, unless the Trustee knows that the certificate or opinion or representations with respect to the accounting matters upon which its certificate or opinion is based are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under the Indenture, they may, but need not, be consolidated and form one instrument.

          (d) Wherever in the Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term of the Indenture, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to limit the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01.

          (e) Every certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture (including one furnished pursuant to specific requirements of the Indenture relating to a particular application or request) shall substantially include:

               (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in the Indenture relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.04. Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by any Holder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holder in person or by one or more agents duly appointed in writing. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Notes voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Notes duly called and held in accordance with the provisions of Article 10, or a combination of such instruments and any such record. Except as otherwise expressly provided in the Indenture, such action shall become effective when such instrument or instruments or record or both are delivered to the Indenture Trustee. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are sometimes referred to in the Indenture as the "ACT" of the Holders signing such instrument or instruments or so voting at any meeting. Proof of execution of any such instrument or of writing appointing any such agent, or of the holding by any Person of a Note, shall be sufficient for any purpose of the Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee, and the Trust, if made in the manner provided in this
Section 1.04. The record of any meeting of Holders of Notes shall be proved in the manner provided in Section 10.06. Without limiting the generality of this
Section 1.04, unless otherwise provided in or pursuant to the Indenture, a Clearing System that is or whose nominee is a Holder of a Global Note may allow its account holders who have beneficial interests in such Global Note credited to accounts with such Clearing System to direct such Clearing System in taking such action through such Clearing System's standing instructions and customary practices. The Clearing System shall report only one result of its solicitation of proxies to the Indenture Trustee.

          (b) Subject to Section 7.01, the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may be proved in any other manner that the Indenture Trustee deems sufficient.

          (c) The ownership, principal amount and serial numbers of Notes held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Note.

          (e) Except as provided in subsection (f) below, if the Trust shall solicit from the Holders of Notes any Act referred to in Section 1.04(a), the Trust may, at its option, fix in advance a record date for the determination of Holders entitled to vote or consent in connection with any such Act, but the Trust shall have no obligation to do so. If such record date is fixed, such Act may be given after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided, that no such Act by Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of the Indenture not later than six months after the record date. Nothing in this subsection (e) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this subsection (e), the Trust shall cause notice of such record date and the proposed action by Holders to be given to the Indenture Trustee in writing and to each Holder of the Notes in the manner set forth in Section 1.06.

          (f) The Indenture Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in the giving or making of
(i) any notice delivered pursuant to Section 6.01(d), (ii) any declaration of acceleration referred to in Section 6.02, (iii) any request to institute proceedings referred to in Section 6.07(b) or (iv) any direction referred to in
Section 6.12. If such a record date is fixed pursuant to this subsection (f), the relevant action may be taken or given after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such action, and for that purpose the Outstanding Notes shall be computed as of such record date; provided, that no such action by Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of the Indenture not later than six months after the record date. Nothing in this subsection (f) shall be construed to prevent the Indenture Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this subsection (f) (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this subsection (f) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this subsection (f), the Indenture Trustee shall cause notice of such record date and the proposed action by Holders to be given to the Trust in writing and to each Holder of the Notes in the manner set forth in
Section 1.06.

     SECTION 1.05. Notices. Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted by the Indenture to be made upon, given or furnished to, or filed with, the Indenture Trustee, the Registrar, the Transfer Agent, the Paying Agent, the Calculation Agent, the Trust and the Rating Agencies shall be sufficient for every purpose under the Indenture (unless otherwise expressly provided in the Indenture) if in writing and sent by fax, telex, or mailed, first-class mail or overnight courier, in each case postage prepaid, at the address specified in this Section 1.05 or at any other address previously furnished in writing by one party to the other.

                  Such notices shall be addressed

                  if to the Indenture Trustee, to:

                  Citibank, N.A.
                  Citibank Agency & Trust
                  111 Wall Street, 14th Floor, Zone 3
                  New York, NY  10005
                  Facsimile: (212) 657-3862
                  Attention:  Nancy Forte

                  if to the Registrar, Transfer Agent, Paying Agent and Calculation Agent, to:

                  Citibank, N.A.
                  Citibank Agency & Trust
                  111 Wall Street, 14th Floor, Zone 3
                  New York, NY  10005
                  Facsimile: (212) 657-3862
                  Attention: Nancy Forte

                  if to the Trust, to:

                  Principal Life Income Fundings Trust (followed by the number of the Trust designated in the Omnibus Instrument)
                  c/o U.S. Bank Trust National Association
                  100 Wall Street, 16th Floor
                  New York, NY  10005
                  Telephone: (212) 361-2458
                  Facsimile: (212) 509-3384
                  Attention:  Adam Berman
                  if to the Rating Agencies, to:

                  Standard & Poor's Rating Services
                  55 Water Street
                  33rd Floor
                  New York, New York  10041
                  Facsimile: (212)438-5215
                  Attention:  Capital Markets

                  Moody's Investors Service, Inc.
                  Life Insurance Group
                  99 Church Street
                  New York, New York  10007
                  Facsimile:  (212) 553-4805
                  Attention:  [Principal Life Income Fundings Trusts]

     SECTION 1.06. Notice to Holders; Waiver.

          (a) Except as otherwise expressly provided in or pursuant to the Indenture, notices to Holders required under the Notes shall be sufficiently given upon the mailing by overnight courier or first-class mail (or equivalent), or (if posted to an overseas address) by airmail, postage prepaid, of such notices to each Holder of the Notes at their registered addresses as recorded in the Register.

          (b) Where the Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case, neither the failure to give such notice, nor any defect in any notice to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner provided in the Indenture shall be conclusively presumed to have been duly given.

          (c) In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Indenture Trustee shall constitute a sufficient notification for every purpose under the Indenture.

     SECTION 1.07. Severability. In case any provision in or obligation under the Indenture or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

     SECTION 1.08. Successors and Assigns. All covenants, stipulations, promises and agreements in the Indenture by the Trust shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.09. Benefits of Indenture. Nothing in the Indenture or in any Note, expressed or implied, shall give to any Person other than the parties under the Indenture and their successors and the Holders, any legal or equitable right, remedy or claim under the Indenture.

     SECTION 1.10. Language of Notices. Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under the Indenture shall be in the English language, except that, if the Trust so elects, any published notice may be in an official language of the country of publication.

     SECTION 1.11. Governing Law.

          (a) The Indenture and the Notes (unless otherwise specified in the Pricing Supplement) shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Trust's ownership of the Funding Agreement and Guarantee, the perfection of the Indenture Trustee's security interest therein, or remedies under the Indenture in respect thereof may be governed by laws of a jurisdiction other than the State of New York.

          (b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE TRUST, THE ASSETS OF THE TRUST, THE INDENTURE TRUSTEE, REGISTRAR, TRANSFER AGENT OR PAYING AGENT OR ANY OTHER AGENT, ARISING OUT OF OR RELATING TO THE INDENTURE, ANY NOTE OR ANY PORTION OF THE COLLATERAL MAY BE BROUGHT IN A UNITED STATES FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN NEW YORK CITY, THE BOROUGH OF MANHATTAN, AND BY EXECUTION AND DELIVERY OF THE INDENTURE EACH OF THE TRUST, THE INDENTURE TRUSTEE, THE REGISTRAR, THE TRANSFER AGENT, THE PAYING AGENT AND ANY OTHER AGENT (IN SUCH CAPACITIES) ACCEPT (AND WITH RESPECT TO THE TRUST, IN CONNECTION WITH ITS PROPERTY ACCEPTS), GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURT AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS (EXCEPT TO THE EXTENT A UNITED STATES FEDERAL COURT RAISES SUCH ISSUE ON ITS OWN MOTION) AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THE INDENTURE, ANY NOTE OR ANY PORTION OF THE COLLATERAL.

     SECTION 1.12. Waiver of Jury Trial. EACH OF THE PARTIES TO THE INDENTURE HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE INDENTURE, THE NOTES OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. The scope of this waiver is intended to encompass any and all disputes that may be filed in any court and that relate to the subject matter of this transaction including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party under the Indenture acknowledges that this waiver is a material inducement to enter into a business relationship, that such party has already relied on the waiver in entering into the Indenture, and that such party will continue to rely on the waiver in its related future dealings. Each party under the Indenture further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE INDENTURE OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE INDENTURE. In the event of litigation, the Indenture may be filed as a written consent to a trial by the court.

     SECTION 1.13. Counterparts. The Indenture and any amendments, waivers, consents or supplements to the Indenture may be executed in any number of counterparts, and by different parties to the Indenture in separate counterparts, and each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The Indenture shall become effective upon the execution of a counterpart of the Indenture by each of the parties to the Indenture.

     SECTION 1.14. Third Party Beneficiaries. The Indenture will inure to the benefit of and be binding upon the parties to the Indenture, and the Trustee and their respective successors and permitted assigns.

     SECTION 1.15. Conflict with Trust Indenture Act. If any provision of the Indenture limits, qualifies or conflicts with any duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of
Section 318(c) thereof, such imposed duties shall control.

                                    ARTICLE 2
                                    THE NOTES

     SECTION 2.01. Forms Generally.

          (a) The Notes constitute direct, unconditional, unsubordinated and secured non-recourse obligations of the Trust and rank equally among themselves. The Notes shall be in substantially the form set forth in Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached to the Indenture, as applicable, in each case with such appropriate insertions, omissions, substitutions and other variations as are required by the Indenture or as may in the Trust's judgment be necessary, appropriate or convenient to permit such Notes to be issued and sold, or to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which such Notes may be listed, or as may, consistently with the Indenture, be determined by the Trustee (based conclusively on the advice of counsel) as evidenced by its execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

          (b) The terms and provisions contained in the Notes shall constitute, and are hereby expressly made a part of the Indenture, and, to the extent applicable, the Indenture Trustee, by its execution and delivery of the Indenture, and the Trust by its execution and delivery of the Indenture, expressly agree to such terms and provisions and to be bound thereby.

          (c) Except as described in this Section 2.01(c), no Global Note evidencing any of the Notes and deposited with or on behalf of any Clearing System shall be exchangeable for Definitive Notes. Subject to the foregoing sentence, if (i) such Clearing System notifies Principal Life that it is unwilling or unable to continue as Depositary or Principal Life becomes aware that the Clearing System has ceased to be a clearing agency registered under the Securities Exchange Act and in any such case Principal Life fails to appoint a successor depositary within sixty (60) calendar days after receiving the notice from such Clearing System or becoming aware that such Clearing System is no longer registered under the Exchange Act, (ii) an Event of Default shall have occurred and is continuing with respect to the Notes or (iii) the Trust shall have decided in its sole discretion that the Notes should no longer be evidenced solely by one or more Global Notes, then, pursuant to written instructions by Principal Life to the Indenture Trustee (in the case of clause (i)), or upon written request of the Holder (or accountholder of such Clearing System with an interest in the Notes) (in the case of clause (ii)), or pursuant to written instructions by the Trust to the Indenture Trustee and Clearing System (in the case of clause (iii)):

     (A) with respect to each Global Note evidencing such Notes, the Trust shall execute, and the Indenture Trustee shall authenticate and deliver, Definitive Notes in authorized denominations in exchange for the Global Note, in an aggregate principal amount equal to the Outstanding principal amount of the related Global Note. Upon the exchange of the Global Note for the Definitive Notes, such Global Note shall be cancelled by the Registrar. Definitive Notes issued in exchange for a Global Note pursuant to this Section 2.01(c) shall be registered in the Register in such names and in such denominations as the Clearing System for such Global Note, pursuant to the instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee, serving as custodian, on behalf of the nominee of the Depositary, of the Global Note. The Indenture Trustee shall immediately provide the information to the Registrar. Immediately after the authentication of the Definitive Notes by the Indenture Trustee, the Indenture Trustee shall deliver such Definitive Notes to the Holders of such Notes;

     (B) if Definitive Notes are issued in exchange for any portion of a Global Note after the close of business at the Office or Agency for such Note where such exchange occurs on (1) any Regular Record Date for such Notes and before the opening of business at such Office or Agency on the next Interest Payment Date, or (2) any Special Record Date for such Notes and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Definitive Notes, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Note shall be payable in accordance with the provisions of the Indenture; and

     (C) if for any reason Definitive Notes are not issued, authenticated and delivered to the Holders in accordance with paragraph (A) of this
          Section 2.01(c), then:

                    (1) the Clearing System or its successors may provide to
               each of its accountholders a statement of such accountholder's interest in the Notes evidenced by each Global Note held by such Clearing System or its successors, together with a copy of such Global Note; and

                    (2) subject to the limitations on individual Holder action contained in the Notes or the Indenture, each such accountholder or its successors and assigns (x) shall have a claim, directly against the Trust, for the payment of any amount due or to become due in respect of such accountholder's interest in the Notes evidenced by such Global Note, and shall be empowered to bring any claim, to the extent of such accountholder's interest in the Notes evidenced by such Global Note and to the exclusion of such Clearing System or its successors, that as a matter of law could be brought by the Holder of such Global Note and the Person in whose name the Notes are registered and (y) may, without the consent and to the exclusion of such Clearing System or its successors, file any claim, take any action or institute any proceeding, directly against the Trust, to compel the payment of such amount or enforce any such rights, as fully as though the interest of such accountholder in the Notes evidenced by such Global Note were evidenced by a Definitive Note in such accountholder's actual possession and as if an amount of Notes equal to such accountholder's stated interest were registered in such accountholder's name and without the need to produce such Global Note in its original form.

          Notwithstanding anything in this paragraph (C) to the contrary, the Indenture Trustee shall not be required to recognize any account holder or any of its successors and assigns referred to in said paragraph as a Holder for any purpose of the Indenture or the Notes and shall be entitled to treat the Person in whose name the Global
          Note is registered as a Holder for all purposes of the Indenture and the Notes if and until Definitive Notes are issued to and registered in the names of such accountholders or their successors and assigns.

The account records of any Clearing System or its successor shall, in the absence of manifest error, be conclusive evidence of the identity of each accountholder that has any interest in the Notes evidenced by the Global Note held by such Clearing System or its successor and the amount of such interest. Definitive Notes shall be issued only in denominations as specified in the relevant Pricing Supplement.

          (d) Subject to the other provisions of the Indenture, if any Global
Note is exchanged for Definitive Notes, then:

               (i) the Trust, the Indenture Trustee and any Paying Agent will have the right to treat each Holder of Definitive Notes as the Person exclusively entitled to receive interest and other payments or property in respect of or in exchange for the Notes, and otherwise to exercise all the rights and powers with respect to any Note (subject to the record date provisions of the Indenture and of the Notes); and

               (ii) the obligation of the Trust to make payments of principal, premium, if any, interest and other amounts with respect to the Notes shall be discharged at the time payment in the appropriate amount is made in accordance with the Indenture to each Holder.

     SECTION 2.02. No Limitation on Aggregate Principal Amount of Notes. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture is unlimited. Unless otherwise specified in the applicable Pricing Supplement, the Notes shall be issued in denominations of $1,000 and any larger amount that is a multiple of $1,000; the authorized denominations of Notes that have a Specified Currency other than U.S. Dollars will be the appropriate equivalent in such Specified Currency. The specific terms and conditions of the Notes shall be set out in a Pricing Supplement and, if applicable, a supplemental indenture entered into pursuant to Section 8.01(e).

     SECTION 2.03. Listing. If specified in the Pricing Supplement, the Notes will be listed on the securities exchange set forth in such Pricing Supplement.

     SECTION 2.04. Redemption and Repayment.

          (a) Except as otherwise provided in the Pricing Supplement, a supplemental indenture and the Notes or in Section 6.02, the Trust will redeem the Notes only if Principal Life redeems the Funding Agreement securing such Notes in an amount equal to the amount of the related Notes to be redeemed in accordance with the terms of the Indenture and the Notes, and the Trust will not redeem the Notes if Principal Life does not redeem the Funding Agreement securing such Notes in an amount equal to the amount of the Notes to be redeemed in accordance with the Indenture and the Notes. Unless otherwise specified in the relevant Pricing Supplement and a supplemental indenture or the Notes, the Trust may not redeem the Notes after the date that is thirty (30) calendar days prior to the Stated Maturity Date.

          (b) If, but only if, specified in the Pricing Supplement and a supplemental indenture or the Notes, such Notes will be repayable at the option of the Holders thereof in accordance with the repayment provisions included in the Pricing Supplement and supplemental indenture or the Notes.

          (c) In connection with the redemption by the Trust of the Notes under
Section 2.04(a), upon receipt by the Trust of notice of redemption of the Funding Agreement from Principal Life, the Trust will promptly give written notice of such redemption to the Indenture Trustee and the Indenture Trustee will give written notice to the Holders in accordance with Section 1.06 not less than thirty (30) calendar days and no more than sixty (60) calendar days prior to the date set for such redemption. All notices of redemption shall identify the Notes to be redeemed (including the CUSIP numbers) and shall state:

               (i) the redemption date;

               (ii) the Redemption Price or, if not then ascertainable, the manner of calculation thereof;

               (iii) that on the redemption date the Redemption Price will become due and payable on the Notes to be redeemed and that interest thereon will cease to accrue on and after said date; and

               (iv) the place or places where the Notes to be redeemed are to be surrendered for payment of the Redemption Price.

          (d) Prior to 10:00 a.m. New York City time on the redemption date, the Trust shall deposit with the Paying Agent an amount of money sufficient to pay the Redemption Price of and accrued and unpaid interest on all Notes which are to be redeemed on that date.

          (e) Upon notice of redemption having been given pursuant to Section 2.04(c), the Notes to be so redeemed shall, on the redemption date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Trust shall default in the payment of the Redemption Price and accrued interest, if any) such Notes shall cease to bear or accrue any interest. Upon surrender of the Notes for redemption in accordance with said notice, such Notes shall be paid by the Trust at the Redemption Price, together with any accrued but unpaid interest to but not including the redemption date.

          (f) The election of the Trust to redeem any Notes shall be evidenced by a Trust Certificate. In case of any redemption at the election of the Trust, the Trust shall, at least forty-five (45) calendar days prior to the redemption date fixed by the Trust (unless a shorter notice shall be satisfactory to the Indenture Trustee), notify the Indenture Trustee of such redemption date, and of the principal amount of Notes to be redeemed. In the case of any redemption of Notes (a) prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in the Indenture, or (b) pursuant to an election of the Trust which is subject to a condition specified in the terms of such Notes or elsewhere in the Indenture, the Trust shall furnish the Indenture Trustee with a Trust Certificate evidencing compliance with such restriction or condition.

          (g) If less than all of the Notes are to be redeemed (unless such redemption affects only a single Note), the particular Notes to be redeemed shall be selected not more than sixty (60) calendar days prior to the redemption date by the Indenture Trustee, from the Outstanding Notes not previously called for redemption, by lot or pro rata, in its reasonable discretion, in accordance with the customary procedures of the Indenture Trustee; provided that the unredeemed portion of the principal amount of any Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Note; provided further, that if at the time of redemption such Notes are registered as Global Notes, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes to be redeemed by each of the Depositary's participants.

          The Indenture Trustee shall promptly notify the Trust in writing of the Notes selected for redemption as aforesaid and, in the case of any Notes selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

          For all purposes of the Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

          (h) Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Trust or the Indenture Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Trust and the Indenture Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Trust shall execute, and the Indenture Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

          (i) The Notes will not be subject to, or entitled to the benefit of, any sinking fund unless otherwise specified in the Pricing Supplement and a supplemental indenture of the Notes.

     SECTION 2.05. Execution, Authentication and Delivery Generally.

          (a) Upon the execution of any terms agreement pursuant to the Distribution Agreement (if the Relevant Agents agree to purchase the Notes on a principal basis), the acceptance of an offer to purchase Notes solicited by the Relevant Agents on an agency basis, or the acceptance of a direct offer of Notes for sale by the Trust, the Trust shall, as soon as practicable but in any event (unless otherwise agreed by the parties) not later than 11:00 a.m. (New York time) on the second Business Day following the date of Principal Life's acceptance of the offer for the purchase of Notes:

               (i) confirm by fax to the Indenture Trustee, the Paying Agent and the Registrar, all such information as the Indenture Trustee, the Paying Agent or the Registrar may reasonably require to carry out their respective functions under the Indenture, including, in particular, the settlement and payment procedures that will apply to the relevant Notes and, if applicable, the account of the Trust to which payment should be made;

               (ii) deliver a copy of the Pricing Supplement or duly executed supplemental indenture in relation to the relevant Notes to the Indenture Trustee, the Paying Agent and the Registrar; and

               (iii) unless a Global Note is to be used and the Trust shall have provided such Global Note to the Registrar pursuant to Section 2.05(c), ensure that there is delivered to the Registrar a stock of Definitive Notes (in unauthenticated form and with the names of the registered Holders left blank but duly executed on behalf of the Trust and otherwise complete) in relation to the relevant Notes.

          (b) The Trust will deliver to the Indenture Trustee on the Original Issue Date for the Notes a duly executed original of the Funding Agreement, Guarantee and Trust Agreement (unless previously delivered) and all documentation relating to the foregoing for the Notes.

          (c) The Trust may, at its option, and shall, at the request of the Registrar, deliver from time to time to the Registrar a stock of Global Notes (in unauthenticated form but duly executed on behalf of the Trust).

          (d) The Registrar shall, having been advised in accordance with
Section 2.05(a) on behalf of the Trust, on which securities exchange, if any, the Notes are to be listed, deliver a copy of the Pricing Supplement or supplemental indenture in relation to each relevant Notes to such exchange or the relevant listing agent for such exchange as soon as practicable but in any event no later than two (2) Business Days prior to the proposed Original Issue Date therefor.

          (e) Having received from the Trust the documents referred to in
Section 2.05(a), (b) and (c) (to the extent applicable) (such documents constituting for all purposes of the Indenture a Trust Order for the authentication and delivery of the applicable Notes), on or before 10:00 a.m. (New York time) on the Original Issue Date in relation to the Notes (unless otherwise agreed by the parties), the Indenture Trustee shall authenticate and deliver the relevant Global Note to the relevant custodian for DTC and/or any other relevant Clearing System or otherwise in accordance with such Clearing System's procedures. The Indenture Trustee shall give instructions to DTC and/or any other relevant Clearing System to credit Notes represented by a Global Note registered in the name of a nominee for such Clearing System, to the Indenture Trustee's distribution account and to hold each such Note to the order of the Trust pending delivery to the Relevant Agent(s) on a delivery against payment basis (or on such other basis as shall have been agreed between the Trust and the Relevant Agent(s) and which the Indenture Trustee has been notified) in accordance with the normal procedures of DTC or such other Clearing System, as the case may be and, following payment (unless otherwise agreed), to debit the Notes represented by such Global Note to such securities account(s) as shall have been notified in writing to the Indenture Trustee by the Trust. The Indenture Trustee shall on the Original Issue Date in respect of the relevant Notes, and upon receipt of funds from the Relevant Agent(s), transfer, or cause to be transferred, the proceeds of issue (net of any applicable commissions, fees or like amounts specified in writing by Principal Life) to or as directed by Principal Life on behalf of the Trust to satisfy the deposit requirement pursuant to the Funding Agreement (as specified by Principal Life in such direction).

          If no such securities account(s) shall have been specified, or the relevant Notes is not intended to be cleared through any Clearing System, the Indenture Trustee shall authenticate and make available at its specified office on the Original Issue Date in respect of the relevant Notes the relevant Global Note or the relevant Definitive Notes, as the case may be, duly executed and made available to the Indenture Trustee by the Trust.

          (f) If the Indenture Trustee should pay an amount (an "ADVANCE") to the Trust in the belief that a payment has been or will be received from the Relevant Agents, and if such payment is not received by the Indenture Trustee on the date that the Indenture Trustee pays the Trust, the Trust shall forthwith repay the advance (unless prior to such repayment the payment is received from the Relevant Agents) and shall pay interest on such amount which shall accrue

(after as well as before judgment) on the basis of a year of 360 days (365 days (366 days in the case of a leap year) in the case of an advance paid in Sterling) and the actual number of days elapsed from the date of payment of such advance until the earlier of (i) repayment of the advance or (ii) receipt by the Indenture Trustee of the payment from the Relevant Agents, and at the rate per annum which is the aggregate of one per cent per annum and the rate determined and certified by the Indenture Trustee and expressed as a rate per annum as reflecting its cost of funds for the time being in relation to the unpaid amount.

          (g) The Notes shall be executed on behalf of the Trust by a Responsible Officer of the Trustee. The signature of any of these officers on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signatures of individuals who were at any time Responsible Officers of the Trustee shall bind the Trust, notwithstanding that any such individuals have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          Each Note shall be dated the date of its authentication.

          No Note shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for in the Indenture executed by the Indenture Trustee by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered under the Indenture.

          The Indenture Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Notes of Principal Life Income Fundings Trust specified on the face of this Note referred to in the within-mentioned Indenture.

                                                CITIBANK, N.A.,
                                                As Indenture Trustee


                                                By:_______________________
                                                    Authorized Signatory

          Notes bearing the manual signatures of individuals who were at any time authorized officers of the Indenture Trustee shall bind the Trust, notwithstanding that any such individuals have ceased to hold such offices prior to the delivery of such Notes or did not hold such offices at the date of such Notes.

          In authenticating Notes under the Indenture, the Indenture Trustee shall be entitled to conclusively assume that any Note authenticated by it has been duly executed on behalf of, and is a legal, valid, binding and enforceable obligation of, the Trust and is entitled to the benefits of the Indenture, and that the Trust Agreement, the Funding Agreement and the

Guarantee have been duly executed by, and are the legal, valid, binding and enforceable obligations of, the parties thereto.

          (h) The Trust undertakes to notify the Paying Agent, the Registrar and, if different, the Indenture Trustee, in writing, of any changes in the identity of the agents appointed generally in respect of the Program.

     SECTION 2.06. Registration. All Notes shall be registered and may be represented either as Global Notes or Definitive Notes. Unless otherwise specified in the relevant Pricing Supplement, Global Notes will be registered in the name of a nominee for, and deposited with, a custodian for DTC. The Registrar shall maintain a register (in the Indenture sometimes referred to as the "REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of the Notes and registration of transfer of the Notes. The Register shall be in written form in English or in any other form capable of being converted into such form within a reasonable time. The Indenture Trustee is hereby initially appointed as the Registrar. In the event that the Indenture Trustee shall not be the Registrar, it shall have the right to examine the Register at all reasonable times. Subject to the definition of "Outstanding" in Section 1.01, the Trust, the Indenture Trustee, the Registrar or the Paying Agent or any other Agent may become the owner or pledgee of Notes and may deal with such Notes with the same rights of any other Holder of such Notes.

     SECTION 2.07. Transfer.

          (a) Subject to Section 2.01(c) and (d), (A) upon surrender for registration of transfer of any Note in accordance with its terms, the Trustee, on behalf of the Trust shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes denominated as authorized in or pursuant to the Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions and
(B) at the option of the Holder, Notes may be exchanged, in accordance with their terms, for other Notes containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Office or Agency of the Indenture Trustee. Whenever any Notes are surrendered for exchange as contemplated by this
Section 2.07(a), the Trust shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive. Definitive Notes shall not be exchanged for Global Notes. Beneficial interests in Global Notes may be transferred or exchanged only through the Depositary. No Global Note may be transferred except as a whole by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or another nominee of the Depositary to a successor of the Depositary or a nominee of a successor to the Depositary. With respect to any Global Note, the Depositary or its nominee is the Holder of such Global Note for the purposes of the Indenture. Except as set forth in Section 2.01(c), the beneficial owners of any Global Note will not be entitled to receive Definitive Notes and shall not be considered "Holders" under the Indenture.

          (b) All Notes issued upon a registration of transfer or exchange of Notes shall be the valid obligations of the Trust evidencing the same debt and entitling the Holders thereof to the same benefits under the Indenture as the Notes surrendered upon such registration of transfer or exchange.

          (c) No service charge shall be made for any registration of transfer or exchange, of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes (other than certain exchanges not involving any transfer).

     SECTION 2.08. Mutilated, Destroyed, Lost and Stolen Notes.

          (a) If (i) any mutilated Note is surrendered to the Indenture Trustee directly or through any Paying Agent or (ii) in the case of an alleged destroyed, lost or stolen Note, the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of the Note and there is delivered to the Indenture Trustee, the Registrar and the Trust such security or indemnity as may be required by the Indenture Trustee, the Registrar and the Trust to save the Indenture Trustee, the Registrar and the Trust harmless, then in either case the Trust shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of such mutilated, destroyed, lost or stolen Note, a new Note, of the same maturity, tenor and principal amount as such mutilated, destroyed, lost or stolen Note, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, instead of issuing a new Note, the Trust may pay such Note without surrender of such Note, except that any mutilated Note shall be surrendered.

          (b) Upon the issuance of any new Note under this Section 2.08, the Indenture Trustee or the Trust may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee, Registrar or any Paying Agent) in connection therewith.

          (c) Every new Note issued pursuant to this Section 2.08 in lieu of any destroyed, lost or stolen Note shall constitute a separate obligation of the Trust, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Notes duly issued under the Indenture. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.09. Payment of Interest; Rights To Interest Preserved.

          (a) The Notes shall bear interest at a rate and on terms stated on the Notes.

          (b) Any interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Note is registered at the close of business on the Regular Record Date for such interest payment (except that interest, if any, on any Note due on the Maturity Date will be paid to the Person to whom the principal of the
Note is paid).

          (c) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (in the Indenture called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of their having been such Holder, and such Defaulted Interest shall be paid by the Trust to the Persons in whose names such Notes (or their respective predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Trust shall notify the Indenture Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment. Thereupon the Indenture Trustee shall fix a date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Indenture Trustee of the notice of the proposed payment (the "SPECIAL RECORD DATE"). The Indenture Trustee shall promptly notify the Trust of such Special Record Date and, in the name of the Trust shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in accordance with Section 1.06. The Trust may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Trust to the Indenture Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Indenture Trustee. Subject to the foregoing provisions of this Section, each Note delivered under the Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

     SECTION 2.10. Cancellation. All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by it. Principal Life or any Affiliate thereof shall promptly deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered under the Indenture that Principal Life or such Affiliate may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by the Indenture. All cancelled Notes held by the Indenture Trustee shall be disposed of by the Indenture Trustee in accordance with its customary procedures, unless the Trust shall otherwise direct by a Trust Order.

     SECTION 2.11. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust, or the Indenture Trustee may treat the Person in whose name any Note is registered as the absolute and sole owner of such Note for the purpose of receiving payment of the principal of, any premium, or interest on or any Additional Amounts with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and, except as otherwise required by applicable law, none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.12. Tax Treatment; Tax Returns and Reports.


          (a) The Trust agrees, and by acceptance of a beneficial interest in a Note, each holder of a beneficial interest in a Note agrees, for U.S. federal, state and local income and franchise tax purposes, to (i) disregard the Trust and (ii) treat such Note as debt of Principal Life.



          (b) The Trust Agreement provides that the Trustee shall prepare and file or cause to be prepared or filed, consistent with the treatment of the Trust as disregarded, all federal, state and local income tax and information returns and reports required to be filed with respect to the Trust and the Notes under any applicable federal, state or local tax statute or any rule or regulation under any of them. The Trust Agreement provides that the Trustee shall keep copies or cause copies to be kept of any such tax and information returns and reports required to be filed. The Indenture Trustee agrees to provide to the Trustee such information, upon receipt of written request from the Trust, as is necessary for the Trustee to fulfill its obligations under this Section 2.12.



     SECTION 2.13. No Association. Nothing set forth in the Indenture shall be construed to constitute the Holders of Notes, from time to time, as members of an association.


     SECTION 2.14. Administrative Procedures. The Indenture Trustee shall comply with the Procedures (as defined in the Distribution Agreement), as they may be amended from time to time in accordance with the terms of the Distribution Agreement.

                                    ARTICLE 3
                    COVENANTS, REPRESENTATIONS AND WARRANTIES

     SECTION 3.01. Payment of Principal and any Premium, Interest and Additional Amounts. The Trust covenants and agrees, for the benefit of the Holders of the Notes, that it will:

          (a) Pay or cause to be paid to the Paying Agent on or before the date on which any payment becomes due, an amount equal to the amount of principal (and premium, if any) and interest and any Additional Amount (if applicable) payable in respect of the Notes then becoming due in respect of the Notes.

          (b) Pay each amount payable to the Paying Agent under Section 3.01(a) by transfer of immediately available funds denominated in the Specified Currency not later than 10:00 a.m. (at the Place of Payment) on the date when such amounts are due and payable in respect of the Notes.

          (c) Confirm, before 10:00 a.m. (at the Place of Payment) on the second Business Day before the due date of each payment by it under Section 3.01(a) to the Paying Agent by confirmed facsimile, that irrevocable instructions have been given by it, for the transfer of the relevant funds to the Paying Agent and the name and the account of the bank through which such payment is being made.

For purposes of this Section 3.01, an installment of principal, premium, if any, or interest and any other amount payable in respect of the Notes shall be considered paid on the date it is due if the Trust has deposited, or caused to be deposited, with the Paying Agent by such date money designated for, and capable of being applied towards, and sufficient to pay such installment.


     SECTION 3.02. Collection Account. The Indenture Trustee shall, on or prior to the initial Original Issue Date, establish a non-interest bearing account with the Indenture Trustee or such other depository institution that is rated at least AA- or Aa3 by a nationally recognized statistical rating organization as may be designated by the Trustee, in the name of the Trust, which account shall collect payments received under the applicable Funding Agreement and/or related Guarantee and shall be segregated from other accounts held by the Indenture Trustee or such other depositary institution.


     SECTION 3.03. Agreements of the Paying Agent. The Paying Agent agrees that:

          (a) The Paying Agent shall be entitled to deal with each amount paid to it under the Indenture in the same manner as other amounts paid to it as a banker by its customers provided that:

               (i) the Paying Agent shall not, against the Trust or any Holder of a Note, exercise any lien, right of set-off or similar claim in respect thereof (except as otherwise provided or permitted under the Indenture);

               (ii) the Paying Agent shall not be liable to any Person for interest thereon;

               (iii) the Paying Agent need not segregate any money held by it except as required by law or as otherwise provided under the Indenture; and

               (iv) the Paying Agent shall comply with the provisions of Section 317(b) of the Trust Indenture Act and agrees that it will, during the continuance of any default by the Trust (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes.

          (b) The Paying Agent shall pay or cause to be paid by transfer of immediately available funds denominated in the Specified Currency to the Holders all moneys received by the Paying Agent for such purpose from the Trust pursuant to Section 3.01. In the event a Note is issued between a Regular Record Date or Special Record Date and the related Interest Payment Date, interest for the period beginning on the original issue date for such Note or the previous Interest Payment Date, as the case may be, and ending on the subject Interest Payment Date will be paid on the immediately following Interest Payment Date to the Person who was the registered Holder of such Note as of the immediately preceding Regular Record Date. With respect to Global Notes, the Paying Agent shall pay principal, premium, if any, interest and any other amounts due on such Global Notes in accordance with the Notes and the arrangements established by and between the Paying Agent and the Depositary. Notwithstanding anything in the Indenture to the contrary, payments of principal and premium, if any, in respect of Definitive

Notes on the Maturity Date shall be made as provided in or pursuant to the Indenture in immediately available funds against presentation and surrender of the relevant Definitive Notes at the designated office of the Registrar in The City of New York, as provided in the Indenture or in the applicable Definitive Note. Payments of interest and other amounts due and owing, if any, on the Maturity Date of Definitive Notes shall be made to the Person to whom payment of the principal thereof and premium, if any, thereon shall be made. Notwithstanding anything in the Indenture to the contrary, interest on Definitive Notes other than on the Maturity Date shall be paid to the person shown in the applicable Register at the close of business on the Regular Record Date or Special Record Date, as applicable, as provided in or pursuant to the Indenture before the due date for payment thereof. Notwithstanding anything in the Indenture to the contrary, payments of interest and other amounts due and owing on each Definitive Note other than the Maturity Date shall be made in the currency in which such payments are due by check drawn on a bank in the Principal Financial Center of the country of the Specified Currency and mailed to the holder (or to the first named of joint holders) of such Definitive Note at its address appearing in the applicable Register. Notwithstanding the foregoing, the Paying Agent shall make, or cause to be made, payments of interest and other amounts due and owing, if any, on a Definitive Note on any Interest Payment Date other then the Maturity Date to each Holder of $10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the particular Specified Currency) or more in aggregate principal amount of Definitive Notes by wire transfer of immediately available funds if the applicable Holder has delivered appropriate wire transfer instructions in writing to the Paying Agent not less than fifteen (15) calendar days prior to the particular Interest Payment Date. Any such wire transfer instructions received by the Paying Agent shall remain in effect until revoked by the applicable Holder. All moneys paid to the Paying Agent by the Trust in respect of any Note shall be held by the Paying Agent from the moment when such moneys are received until the time of actual payment thereof, for the persons entitled thereto, and shall be applied in accordance with Section 3.03 (c) through (g); provided, that the obligation of the Paying Agent to hold such moneys shall be subject to the provisions of Section 3.08.

          (c) The Paying Agent acting through its specified office shall make payments of interest and Additional Amounts (if applicable) or, as the case may be, principal in respect of the Notes in accordance with the terms thereof and of the Indenture, provided that such Paying Agent shall not be obliged (but shall be entitled) to make such payments if it is not able to establish that it has received (whether or not at the due time) the full amount of the relevant payment due to it under Section 3.01(a). Payment of any Note redemption amount (together with accrued interest) due in respect of Notes will be made against presentation and surrender of the relevant Notes at the specified office of the Paying Agent, subject to Section 2.04(h). Payment of amounts (whether principal, interest or otherwise) due in respect of Notes will be paid by the Paying Agent to the Holder thereof (or, in the case of joint Holders, the first named) which shall be the person appearing as Holder in the register kept by the Registrar as at the close of business (local time in the place of the specified office of the Registrar) on the Regular Record Date.

          (d) If a Paying Agent makes any payment in accordance with paragraph
(c), it shall be entitled to appropriate for its own account out of the funds received by it under Section 3.01(a) an amount equal to the amount so paid by it.

          (e) If a Paying Agent makes a payment in respect of Notes at a time at which it has not received the full amount of the relevant payment due to it under Section 3.01(a) and is not able to reimburse itself out of funds received by it under Section 3.01(a) therefor by appropriation under paragraph (e), the Trust shall from time to time on demand pay to the Paying Agent for its own account:

               (i) the amount so paid out by such Paying Agent and not so reimbursed to it; and

               (ii) interest on such amount from the date on which such Paying Agent made such payment until the date of reimbursement of such amount;

          provided that any payment made under clause (i) above shall satisfy pro tanto the Trust's obligations under Section 3.01(a).

          (f) Interest shall accrue for the purpose of clause (ii) of paragraph
(f) (as well after as before judgment) on the basis of a year of 360 days (365 days (366 days in the case of a leap year) in the case of an amount in Sterling) and the actual number of days elapsed and at the rate per annum which is the aggregate of one percent per annum and the rate per annum specified by the Paying Agent as reflecting its cost of funds for the time being in relation to the unpaid amount.

          (g) If at any time and for any reason a Paying Agent makes a partial payment in respect of any Note surrendered for payment to it, such Paying Agent shall endorse thereon and in the Register a statement indicating the amount and date of such payment.

     SECTION 3.04. Maintenance of Office or Agency.

          (a) The Trust will maintain in the Place of Payment an Office or Agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust in respect of the Notes and the Indenture may be served; provided, however, that if the Notes are listed on any stock exchange and the rules of such stock exchange shall so require, the Trust shall maintain an Office or Agency in any other required city so long as the Notes are listed on such exchange. The Trust will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Trust shall fail to maintain any such required Office or Agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee and the Trust hereby appoints the Indenture Trustee as its agent to receive such respective presentations, surrenders, notices and demands. The Trust shall promptly notify the Indenture Trustee of the name and address of each Paying Agent (if different than the Indenture Trustee) appointed by it and will notify the Indenture Trustee of the resignation or termination of any Paying Agent.

          (b) The Trust may also from time to time designate one or more other Offices or Agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Trust of its obligation to maintain the Offices or Agencies for Notes in the Place of Payment for the foregoing purposes. The Trust shall give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such Office or Agency.

          (c) Unless otherwise provided in or pursuant to the Indenture, the Trust hereby appoints the Indenture Trustee as Paying Agent, Registrar and Transfer Agent.

     SECTION 3.05. Duties of the Agents.

          (a) The Trust shall provide to the Paying Agent sufficient copies of all documents required to be available for inspection as provided in the Registration Statement or the Pricing Supplement in respect of the Notes.

          (b) To the extent permitted by applicable law, the Paying Agent shall make available for inspection during normal business hours at its specified office such documents as may be specified as so available at the specified office of the Paying Agent in respect of the Notes, or as may be required by any stock exchange on which the Notes may be listed.

          (c) Notwithstanding anything to the contrary, the Trust shall be solely responsible for ensuring that each Note to be issued or other transactions to be effected under the Indenture shall comply with all applicable laws and regulations of any governmental or other regulatory authority in connection with any Note and that all necessary consents and approvals of, notifications to and registrations and filings with, any such authority in connection therewith are effected, obtained and maintained in full force and effect.

          (d) The Paying Agent shall collect all forms from Holders or, in the case of Notes held in a Clearing System, from the relevant Clearing System, that are required to exempt payments under the Notes, the related Guarantee, and/or the related Funding Agreement, from United States federal income tax withholding. The Paying Agent shall (i) withhold from each payment under the Indenture or under any Note any and all United States federal or state withholding taxes applicable thereto as required by law and (ii) file any information reports as it may be required to file under applicable law.

          (e) Each Agent shall be obligated to perform such duties and only such duties as are set out in the Indenture and no implied duties or obligations shall be read into the Indenture against such Agent.

          (f) Each Agent shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction, request or order from the Trust or any notice, resolution, direction, consent, certificate, affidavit, statement, facsimile, telex or other paper or document (duly signed or which it believes in good faith to have been duly signed, where applicable) which it believes in good faith to be genuine and to have been delivered, signed or sent by the proper party or parties.

          (g) Each Agent and any of its officers, directors, employees or controlling persons may become the owner of, or acquire any interest in, any Note, with the same rights that it or he would have if it or he were not appointed under the Indenture, and may engage or be interested in, any financial or other transaction with the Trust, PFG or Principal Life, or any Affiliate thereof, or may act as depositary, trustee or agent for any committee or body of Holders, as freely as if it or he were not appointed under the Indenture.

          (h) Each Agent may consult with legal and other professional advisers and the opinion of the advisers shall be full and complete protection in respect of action taken, omitted or suffered under the Indenture in good faith and in accordance with the opinion of the advisers.

          (i) Under no circumstances will the Paying Agent or any other Agent be liable to the Trust, or any other party to the Indenture for any consequential loss (being loss of business, goodwill, opportunity or profit), punitive damages or indirect loss even if advised of the possibility of such loss.

     SECTION 3.06. Duties of the Transfer Agent. If and to the extent specified in the terms and conditions of the Notes or if otherwise requested by the Trust or Indenture Trustee, the Transfer Agent shall in compliance with the Notes and the Indenture:

          (a) Receive requests from Holders of Notes for the transfer of Definitive Notes, inform the Registrar in writing of the receipt of such requests, forward the deposited Definitive Note(s) to or to the order of the Registrar and assist in the issuance of a new Definitive Note and in particular, without limitation, notify the Registrar in writing of (i) the name and address of the Holder of the Definitive Note, (ii) the serial number and principal amount of the Definitive Note, (iii) in the case of a transfer of a portion of the Note only, the principal amount of the Definitive Note to be so transferred and (iv) the name and address of the transferee to be entered on the Register;

          (b) Make available for collection by each relevant Holder new Definitive Notes;

          (c) Accept surrender of Definitive Notes and assist in effecting final payment of the Notes on the due date for payment;

          (d) Keep the Registrar informed of all transfers; and

          (e) Carry out such other acts as may reasonably be necessary to give effect to the Notes and the Indenture.

     SECTION 3.07. Duties of the Registrar.

          (a) The Registrar shall maintain a Register which shall show the aggregate principal amount and date of issue of the Notes, the names and addresses of the initial Holders thereof and the dates of all transfers to, and the names and addresses of, all subsequent Holders thereof.

          (b) The Registrar shall by the issue of new Notes, the cancellation of old Notes and the making of entries in the Register give effect to transfers of Notes in accordance with the Indenture.

          (c) The Trust may from time to time deliver to the Registrar Notes of which it is the Holder for cancellation, whereupon the Registrar shall cancel the same and shall make the corresponding entries in the Register.

          (d) As soon as reasonably practicable but in any event within ninety
(90) calendar days after each date on which Notes fall due for redemption, the Registrar shall notify the Trust of the serial numbers of any Notes against surrender of which payment has been made and of the serial numbers of any Notes (and the names and addresses of the Holders thereof) which have not yet been surrendered for payment.

          (e) The Registrar shall, upon and in accordance with the instructions of the Trust but not otherwise, arrange for the delivery in accordance with the Indenture of any notice which is to be given to the Holders of Notes and shall supply a copy thereof to the Indenture Trustee and the Paying Agent.

          (f) The Trust shall ensure that the Registrar has available to it supplies of such Notes as shall be necessary in connection with the transfer of Notes and the exchange of Global Notes for Definitive Notes. (g) The Registrar shall make available, at the request of the Holder of any Note, forms of proxy in a form and manner which comply with the provisions of the Indenture and shall perform and comply with the provisions of the Indenture.

          (h) The Trust shall provide to the Registrar:

               (i) specimen Notes in definitive form; and

               (ii) sufficient copies of all documents required to be available for inspection as provided in the Registration Statement or the Pricing Supplement in respect of the Notes, as may be required by any securities exchange on which the Notes may be listed, or as may be required by applicable law.

          (i) The Registrar shall make available for inspection during normal business hours at its specified office such documents as may be specified as so available at the specified office of such Registrar, as may be required by any securities exchange on which the Notes may be listed, or as may be required by applicable law.

          (j) The Registrar shall provide the Paying Agent and/or the Indenture Trustee with all such information in the Registrar's possession with respect to the Notes as the Paying Agent or the Indenture Trustee, as the case may be, may reasonably require in order to perform the obligations set out in the Indenture.

          (k) The Registrar shall ensure that in no event shall Definitive Notes be exchanged for Global Notes.

     SECTION 3.08. Unclaimed Monies. Any money deposited with the Indenture Trustee, Registrar or the Paying Agent for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal or any such premium or interest had become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to Principal Life pursuant to a Trust Request and pursuant to the applicable Funding Agreement; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to Principal Life for payment thereof, and all liability of the Indenture Trustee, Registrar or the Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, Registrar or the Paying Agent, before being required to make any such repayment, may cause to be published once, in an Authorized Newspaper in each Place of Payment or to be mailed to Holders, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) calendar days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to Principal Life.

     SECTION 3.09. Protection of Collateral.

          (a) The Trust shall, from time to time, execute and deliver all such supplements and amendments to the Indenture and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and take such other action as may be necessary or advisable to:

                    (i) create, perfect or maintain a perfected security
               interest in, grant, or make or maintain a valid and effective assignment for collateral purposes of, all or any portion of the Collateral (including without limitation the Funding Agreement and the Guarantee included therein);

                    (ii) maintain or preserve any Lien of the Indenture, the
               Funding Agreement or the Guarantee or carry out more effectively the purposes of the Indenture or thereof;

                    (iii) perfect, publish notice of, or protect the validity
               of, any security interest or assignment for collateral purposes made pursuant to the Indenture, the Funding Agreement or the Guarantee;

                    (iv) enforce any portion, or obtain the full benefits, of
               the Collateral (including without limitation the Funding Agreement and the Guarantee included therein); and

                    (v) preserve and defend title to the Collateral and the
               rights of the Indenture Trustee and of the Holders in the Collateral held for the benefit and security of the Holders or other instrument against the claims of all Persons.

     The Trust hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required or permitted pursuant to this Section 3.09; provided, however, that the duty of the Indenture Trustee to execute any instrument required pursuant to this Section 3.09 shall arise only if any Responsible Officer of the Indenture Trustee has actual knowledge of any failure of the Trust to comply with the provisions of this Section 3.09.

          (b) The Trust will pay or cause to be paid all taxes and fees incidental to such filing, registration and recording, and all expenses incidental to the preparation, execution and acknowledgment of any instrument of further assurance, and all Federal or state or jurisdiction of organization of the Trust stamp taxes or other similar taxes, duties and charges arising out of or in connection with the execution and delivery of such instruments; provided, however, that the Trust shall not be required to pay or discharge or cause to be paid or discharged any Lien affecting the Collateral to the extent such Lien is being contested in good faith by appropriate proceedings. The Trust will at all times preserve, warrant and defend the Indenture Trustee's title and right in and to the property included in the Collateral against the claims of all Persons.

          (c) The Trust will faithfully observe and perform, or cause to be observed and performed, all its covenants, agreements, conditions and requirements contained in the Funding Agreement in accordance with the terms thereof and will maintain the validity and effectiveness of the Funding Agreement and the security interest therein or the assignment for collateral purposes thereof to the Indenture Trustee. The Trust will take no action, nor permit any action to be taken, which will release any party to the Funding Agreement from any of its obligations or liabilities thereunder, or will result in the termination, modification or amendment, or will impair the validity, of the Funding Agreement except as expressly provided for in the Indenture and therein. The Trust will give the Indenture Trustee written notice of any default by any party to the Funding Agreement promptly after it becomes known to the Trust.

          (d) The Trust will faithfully observe and perform, or cause to be observed and performed, all its covenants, agreements, conditions and requirements contained in the Guarantee in accordance with the terms thereof and will maintain the validity and effectiveness of the Guarantee and the security interest therein or the assignment for collateral purposes thereof to the Indenture Trustee. The Trust will take no action, nor permit any action to be taken, which will release any party to the Guarantee from any of its obligations or liabilities thereunder, or will result in the termination, modification or amendment, or will impair the validity, of the Guarantee except as expressly provided for in the Indenture and therein. The Trust will give the Indenture Trustee written notice of any breach by any party to the Guarantee promptly after it becomes known to the Trust.

          (e) At the written request of the Indenture Trustee and also following the occurrence of an "Event of Default" under the Funding Agreement or a breach of PFG's obligations under the Guarantee, the Trust will, subject to the written direction and control of the Indenture Trustee, take such action, or at the Indenture Trustee's written request furnish funds sufficient to enable the Indenture Trustee to take such action, as the Indenture Trustee may deem necessary or advisable for enforcing payment when due, subject to applicable notice and grace periods, under or pursuant to the Indenture, the Funding Agreement or the Guarantee.

     SECTION 3.10. Opinions as to Collateral; Annual Statement as to Compliance.


     (a) On or before the 15th day of March of each calendar year, commencing March 15, 2005, the Trust shall furnish or cause to be furnished to the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (i) such action has been taken with respect to the recording, filing, re-recording and re-filing of the Indenture, any indentures supplemental to the Indenture and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to perfect and/or maintain the perfection of liens, security interests and assignments for collateral purposes created or effected pursuant to the Indenture with respect to the Funding Agreement and the Guarantee that is part of any Collateral and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to perfect and/or maintain the perfection of such lien, security interest and/or assignment for collateral purposes. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of the Indenture, any indentures supplemental to the Indenture and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to perfect and/or maintain the perfection of the liens, security interests and assignments for collateral purposes created or effected pursuant to the Indenture with respect to the Funding Agreement and the Guarantee that is part of any Collateral until the 15th day of March in the following calendar year.



     (b) On or before the 15th day of March in each calendar year, commencing March 15, 2005, the Trust shall deliver to the Indenture Trustee a Trust Certificate stating, as to each signer thereof, that in the course of the performance by each signer of such Trust Certificate of his or her present duties as a Responsible Officer of the Trustee, such signer would normally obtain knowledge as to the existence of any condition or event which would constitute a Default or an Event of Default and that to the best of such signer's knowledge:


               (i) a review of the fulfillment by the Trust and during such year of its obligations under the Indenture has been made under the supervision of such signer; and

               (ii) the Trust has fulfilled in all material respects its obligations under the Indenture throughout such year, or, if there has been a Default or an Event of Default in the fulfillment of any such obligation, specifying each such Default or Event of Default known to such signer and the nature and status thereof.

          (c) The Trust, pursuant to Section 314(a) of the Trust Indenture Act, shall:

               (i) file, or cause to be filed, with the Indenture Trustee, within fifteen (15) days after the Trust or Principal Life is required to file the same with the Commission and to the extent available to the Trust, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Trust or Principal Life may be required to file with the Commission in connection with the Program pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Trust or Principal Life is not required to file information, documents or reports pursuant to either of said Sections, then it shall file, or cause to be filed, with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; provided that if, pursuant to any publicly available interpretations of the Commission, the Trust or Principal Life would not be required to make such filings in connection with the Program under Section 314(a) of the Trust Indenture Act, then the Trust or Principal Life shall not be required to make such filings;

               (ii) file, or cause to be filed, with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Trust, with the conditions and covenants of the Indenture as may be required from time to time by such rules and regulations; and

               (iii) transmit, or cause to be transmitted, within thirty (30) days after the filing thereof with the Indenture Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Trust pursuant to paragraphs (i) and (ii) of this Section 3.10(c) as may be required by rules and regulations prescribed from time to time by the Commission.

          (d) The Trust shall comply with the provisions of Section 314(d) of the Trust Indenture Act.

     SECTION 3.11. Performance of Obligations. The Trust may contract with other Persons for the performance of the Trust's obligations under the Indenture (other than the execution and delivery of Trust Requests, Trust Orders and Trust Certificates) and the performance of such obligations by such other Persons shall be deemed to be the performance thereof by the Trust, as applicable.

     SECTION 3.12. Existence.

          (a) The Trust will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises as a trust formed under the jurisdiction set forth in the Omnibus Instrument, as applicable, and, upon the advice of counsel, will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes or any portion of the Collateral. The Trust will, promptly after any amendment or modification of the Trust Agreement, send copies thereof to the Indenture Trustee and the Rating Agencies.

          (b) The Trust will maintain books and records and bank accounts separate from those of any other Person and any other trust organized under the Program; will at all times hold itself out to the public as separate and distinct from any Affiliates and each other trust organized under the Program; and file or cause to be filed its own tax returns.

          (c) The Trust shall maintain its assets and transactions separately from those of any Affiliates and any other trust organized under the Program, reflect such assets and transactions in financial statements separate and distinct from those of any Affiliates and any other trust organized under the Program and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of any Affiliates (including any other trust organized under the Program).

     SECTION 3.13. Reports; Financial Information; Notices of Defaults.

          (a) The Trust shall promptly deliver to the Indenture Trustee copies of all reports, statements and information received by it pursuant to the Funding Agreement, the Guarantee or otherwise in respect of the Collateral.

          (b) The Trust shall promptly inform the Indenture Trustee in writing of the occurrence of any Default or Event of Default which is continuing of which it has actual knowledge. Each notice given pursuant to this Section 3.13(b) shall be accompanied by a Trust Certificate setting forth details of the occurrence referred to therein and stating what action, if any, the Trust has taken or proposes to take with respect thereto.

          (c) The Trust shall collect all forms (or, if applicable, copies of such forms), if any, from the Paying Agent or Registrar (or from such other persons as are relevant) that are required to exempt payments under the Notes, the Guarantee or the Funding Agreement from United States federal income tax withholding. In addition, the Trust shall execute and file such forms and take such actions for United States federal income tax purposes as shall be reasonable and necessary to ensure that payments of interest, principal, premium and Additional Amounts, if applicable, in respect of the Notes, the Funding Agreement or the Guarantee are not subject to United States federal withholding or backup withholding tax.

          (d) In accordance with Section 312(a) of the Trust Indenture Act, the Trust shall furnish or cause to be furnished to the Indenture Trustee:


               (i) semi-annually with respect to Notes not later than the 15th day of March and the 15th day of September of each year or upon such other dates as are set forth in or pursuant to a Trust Order or indenture supplemental to the Indenture a list, in each case in such form as the Indenture Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and


               (ii) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after the receipt by the Trust of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished, provided, however, that so long as the Indenture Trustee is the Registrar no such list shall be required to be furnished.

          (e) The Indenture Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

          Every Holder, by receiving and holding Notes, agrees with the Trust and the Indenture Trustee that neither the Trust, the Indenture Trustee, the Paying Agent or the Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.


          (f) (i) Within sixty (60) days after the 15th day of March of each year commencing with the first such date following the first issuance of Notes, if required by Section 313(a) of the Trust Indenture Act, the Indenture Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such 15th day of March of such year with respect to any of the events specified in said Section 313(a) of the Trust Indenture Act which may have occurred since the later of the immediately preceding 15th day of March and the date of the Indenture.


               (ii) The Indenture Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, the reports required by Section 313(b) of the Trust Indenture Act at the time specified therein.

               (iii) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

     SECTION 3.14. Payment of Taxes and Other Claims. The Trust will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Trust or upon the income, profits or property of the Trust, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Trust; provided, however, that the Trust shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings. The Trust shall comply with the requirements of all other applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the condition (financial or otherwise) of the Trust or which would impair in any material respect the ability of the Trust to perform its obligations under the Notes or the Indenture.

     SECTION 3.15. Negative Covenants. So long as any Notes are Outstanding, the Trust will not take any of the following actions, except as otherwise permitted under the Indenture:

          (a) sell, transfer, exchange, assign, lease, convey or otherwise dispose of any assets held by the Trust (owned as of the date of the Trust Agreement or thereafter acquired), including, without limitation, any portion of the Collateral, except as expressly permitted by the Indenture;

          (b) incur or otherwise become liable, directly or indirectly, for any Indebtedness or Contingent Obligation except for the Notes issued pursuant to the Indenture and the transactions contemplated thereby;

          (c) engage in any business or activity other than in connection with, or relating to, (i) the performance of the Trust Agreement and the execution, delivery and performance of any documents (other than the Trust Agreement), including the Program Documents, relating to the Notes issued under the Indenture and the transactions contemplated thereby, and (ii) the issuance of the Notes pursuant to the Indenture;

          (d) (i) permit the validity or effectiveness of the Indenture or any grant of security interest in or assignment for collateral purposes of the Collateral to be impaired, or permit a Lien created under the Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under any document or agreement assigned to the Indenture Trustee, except as may be expressly permitted by the Indenture, (ii) create, incur, assume or permit any Lien or other encumbrance (other than the Lien created by the Indenture) on any of its properties or assets owned or thereafter acquired, or any interest therein or the proceeds thereof, or (iii) permit a Lien created under the Indenture not to constitute a valid first priority perfected security interest in the Collateral;

          (e) amend, modify or fail to comply with any material provision of the Trust Agreement except for any amendment or modification of the Trust Agreement expressly permitted thereunder;

          (f) own any subsidiary or lend or advance any funds to, or make any investment in, any Person, except for an investment in the Funding Agreement or the investment of any funds held by the Indenture Trustee, the Paying Agent or the Trustee as provided in the Indenture or the Trust Agreement;

          (g) directly or indirectly declare or make any distribution or other payment to, or redeem or otherwise acquire or retire for value the interest of, the Trust Beneficial Owner if any amount under the Notes is due and unpaid, or directly or indirectly redeem or otherwise acquire or retire for value any Indebtedness or Contingent Obligation other than the Notes;

          (h) exercise any rights with respect to the Collateral except at the written direction of, or with the prior written approval of, the Indenture Trustee;

          (i) cause or, to the fullest extent permitted by law, permit the sale or other transfer of all or a portion of the Trust Beneficial Interest, or cause or, to the fullest extent permitted by law, permit the creation, incurrence, assumption or existence of any Lien on, all or a portion of any of the Trust Beneficial Interest;

          (j) become an "investment company", or come under the "control" of an "investment company," as such terms are defined in the Investment Company Act;

          (k) enter into any transaction of merger or consolidation or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any other Person;


          (l) take any action that would cause it not to be treated as disregarded or treated as a grantor trust (assuming it were not disregarded) for United States federal income tax purposes;

          (m) have any subsidiaries, employees or agents other than the Trustee and other persons necessary to conduct its activities and enter into transactions contemplated under the Program Documents;

          (n) have an interest in any bank account other than (i) those accounts required under the Program Documents, and (ii) those accounts expressly permitted by the Indenture Trustee; provided that any such further accounts or the Trust's interest therein shall be charged or otherwise secured in favor of the Indenture Trustee;

          (o) issue Notes under the Indenture unless (i) the Trust has purchased or will simultaneously purchase the Funding Agreement from Principal Life to secure such Notes, (ii) Principal Life has affirmed in writing to the Trust that it has made or simultaneously will make changes to its books and records to reflect the granting of a security interest in, and the making of an assignment for collateral purposes of, the Funding Agreement by the Trust to the Indenture Trustee, (iii) PFG has issued the Guarantee to the Trust, which the Trust has granted a security interest and collaterally assigned to the Indenture Trustee on behalf of the Holders of Notes (and PFG has affirmed in writing to the Trust that it has made or simultaneously will make changes to its books and records to reflect such security interest), and (iv) the Trust has taken such other steps as may be necessary to cause the grant of security interest in, and assignment for collateral purposes of, the Collateral to the Indenture Trustee to be perfected for purposes of the UCC or effective against the Trust's creditors and subsequent purchasers of the Collateral pursuant to insurance or other applicable law;

          (p) permit any Affiliate, employee or officer of Principal Life or PFG or any agent under the Distribution Agreement to be a trustee of the Trust;

          (q) commingle the assets of the Trust with assets of any Affiliates (including any other trust organized under the Program), or guarantee any obligation of any Affiliates (including any other trust organized under the Program); or

          (r) maintain any joint account with any Person, become a party, whether as co-obligor or otherwise, to any agreement to which any Person is a party (other than in respect of the Program Documents), or become liable as a guarantor or otherwise with respect to any Indebtedness or contractual obligation of any Person.

     SECTION 3.16. Non-Petition. Each of the Indenture Trustee, each Holder of a Note, each Agent and the Trustee covenants and agrees that, for a period of one year plus one day after payment in full of all amounts payable under or in respect of the Indenture and the Notes, it will not institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. The immediately preceding sentence shall survive any termination of the Indenture.

     Notwithstanding the foregoing, each of the Indenture Trustee and each Agent covenants and agrees that, it will not institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, as a result of the failure to pay fees or expenses pursuant to Section 7.10 to any party entitled thereto.

     Moreover, each of the Indenture Trustee, the Paying Agent, the Transfer Agent, the Calculation Agent and the Registrar covenants and agrees that it will not cause an Event of Default as a result of the Trust's failure to pay any fees or expenses pursuant to Section 7.10 to any party entitled thereto.

     SECTION 3.17. Title to the Collateral. The Trust covenants and agrees that the Trust owns or, prior to the issuance of the Notes will own, the Funding Agreement, the Guarantee and all of the rest of the Collateral, free and clear of any Liens other than the security interests or assignments for collateral purposes made pursuant to Article 4; and that the Trust is not and will not become a party to or otherwise be bound by any agreement, other than the Indenture, which restricts in any manner the rights of any present or future holder of any of the Collateral with respect thereto.

     The Trust shall notify in writing the Indenture Trustee and any Rating Agencies as promptly as practicable upon becoming aware of any change in the law of the State of Iowa following the date of the Indenture with respect to the priority status of the Funding Agreement in a liquidation of, or other delinquency proceeding against, Principal Life.

     SECTION 3.18. Withholding and Payment of Additional Amounts.


         (a) All payments due in respect of the Notes will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is so required by law. Unless otherwise specified in the applicable Pricing Supplement, the Trust will not pay any Additional Amounts to Holders in respect of any such withholding or deduction and any such withholding or deduction will not give rise to a Default or an Event of Default or any independent right or obligation to redeem the Notes. Unless the Funding Agreement specifies that Principal Life will pay Additional Amounts to the Trust in the event that any amount due with respect to the Funding Agreement is subject to withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, the Trust will be deemed for all purposes of the Program Documents to have received cash in an amount equal to the amount of any such withholding or deduction, and each Holder will be deemed for all purposes of the Program Documents to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder's interest in the Notes as equitably determined by the Trust.


          (b) Subject to the final sentence of this Section 3.18(b), and only to the extent specified in the applicable Pricing Supplement and supplemental indenture or Note, the Trust shall pay to a Holder of any Note who is not a "United States person" within the meaning of Section 7701(a)(30) of the Code, Additional Amounts to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied on payments in respect of such Note, by or on behalf of any governmental authority in the United States having the power to tax, so that the net amount received by the Holder under that Note, after giving effect to such withholding or deduction, will equal the amount that would have been received under such Note were no such deduction or withholding required; provided that the Trust shall not, unless otherwise specified in the applicable Pricing Supplement or a supplemental indenture, be required to make any payment of any Additional Amount for or on account of: (i) any tax, duty, levy, assessment or other governmental charge imposed which would have not been imposed but for (A) the existence of any present or former connection between the Holder or beneficial owner (as determined for United States federal income tax purposes) of the Note or the Funding Agreement (any such Holder or beneficial owner, the "Owner") and such governmental authority, including without limitation, being or having been a citizen or resident thereof, or being or having been present therein, incorporated therein, engaged in a trade or business therein or having (or having had) a permanent establishment or principal office therein, (B) such Owner being or having been a controlled foreign corporation within the meaning of Section 957(a) of the Code, related within the meaning of Section 864(d)(4) of the Code to Principal Life or a private foundation or other tax-exempt organization, (C) such Owner being or having been an actual or constructive owner of ten percent (10%) or more of the total combined voting power of all the outstanding stock of Principal Life, (D) such Owner being a bank for United States federal income tax purposes whose receipt of interest on the Note or Funding Agreement is described in Section 881(c)(3)(A) of the Code or (E) such Owner being subject to backup withholding as of the date of becoming an Owner;
(ii) any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the presentation of the Note or other evidence of beneficial ownership thereof (where presentation is required) for payment on a date more than thirty (30) days after the date on which such payment becomes due and payable or the date on which payment is duly provided for whichever occurs later; except to the extent that the Owner would have been entitled to Additional Amounts had the Note been presented on the last day of such thirty
(30) day period; (iii) any tax, duty, levy, assessment or other governmental charge which is imposed or withheld by reason of the failure of an Owner to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of an Owner (including, without limitation, failure to provide IRS Forms W-8BEN or W-8ECI), if compliance is required by statute, by regulation of the United States Treasury Department, judicial or administrative interpretation, other law or by an applicable income tax treaty to which the United States is a party as a condition to exemption from such tax, duty, levy, assessment or other governmental charge; (iv) any inheritance, gift, estate, personal property, sales, transfer or similar tax, duty, levy, assessment or similar governmental charge; (v) any tax, duty, levy, assessment or other governmental charge that is payable otherwise than by withholding from payments in respect of the Notes;
(vi) any tax, duty, levy, assessment or other governmental charge that would not have been imposed or withheld but for the treatment of payments in respect of the Notes or the Funding Agreement as contingent interest described in Section 871(h)(4) of the Code; (vii) any tax, duty, levy, assessment or other governmental charge that would not have been imposed or withheld but for an election by the Owner the effect of which is to make payment in respect of the Notes subject to United States federal income tax; (viii) any tax, duty, levy, assessment or other governmental charge resulting from a European Union Directive; or (ix) any combination of items (i), (ii), (iii), (iv), (v), (vi),
(vii) or (viii). The obligation to pay Additional Amounts under this Section
3.18
shall not apply unless Principal Life is obligated to pay additional amounts under the Funding Agreement (1) to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied on payments in respect of the Funding Agreement by or on behalf of any governmental authority in the United States having the power to tax and (2) to reimburse the Trust for any Additional Amounts due to Holders.


          (c) If the applicable Pricing Supplement indicates that the Trust will pay any Additional Amounts to Holders as described in Section 3.18(b) and any such Additional Amounts actually become due and payable the Trust shall deliver to the Indenture Trustee a Trust Certificate that indicates the amount of such Additional Amounts and the dates of the payment of such Additional Amounts. The Indenture Trustee may conclusively rely on such Trust Certificate in making the payment of such Additional Amounts.


          (d) Whenever in the Indenture or in any Note there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Note or the net proceeds received on the sale or exchange of any Note, such mention shall be deemed to include mention of the payment of Additional Amounts if so specified in the applicable Pricing Supplement. Further, express mention of the payment of Additional Amounts (if applicable) in any provision of the Indenture or in any Note shall not be construed as excluding Additional Amounts in those provisions of the Indenture or in such Note where such express mention is not made.

     SECTION 3.19. Additional Representations and Warranties.

          (a) The Trust hereby represents and warrants that:

               (i) to the extent the creation of a security interest in the Funding Agreement is governed by the UCC, the Indenture will create a valid security interest (as defined in the UCC) in the Funding Agreement in favor of the Indenture Trustee for the benefit and security of the Holders, which security interest will be prior to all other Liens;

               (ii) the Indenture will create a valid security interest (as defined in the UCC) in the Guarantee in favor of the Indenture Trustee for the benefit and security of the Holders, which security interest will be prior to all other Liens;

               (iii) the Funding Agreement and the Guarantee will each constitute a "general intangible" or "instrument" within the meaning of the UCC;

               (iv) subject to the grant of security interest, pledge and collateral assignment of the Trust's right, title and interest in the Funding Agreement, the Trust will be a party to and will be the person entitled to payment under the Funding Agreement on the dates specified therein free and clear of any Lien, claim or encumbrance of any Person, other than the Lien created under the Indenture or any Lien otherwise permitted under the Indenture;

               (v) subject to the grant of security interest, pledge and collateral assignment of the Trust's right, title and interest in the Guarantee, the Trust will be the person entitled to any payment under the Guarantee free and clear of any Lien, claim or encumbrance of any Person, other than the Lien created under the Indenture or any Lien otherwise permitted under the Indenture;

               (vi) to the extent the UCC applies, the Trust has caused or will have caused, within ten (10) days of the issuance of the Notes, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Funding Agreement and the Guarantee granted to the Indenture Trustee for the benefit and security of the Holders;

               (vii) other than the security interests granted to the Indenture Trustee for the benefit and security of the Holders pursuant to the Indenture, the Trust will not pledge, assign, sell, grant a security interest in, or otherwise convey any interest in the Funding Agreement or the Guarantee;

               (viii) the Trust will not authorize the filing of and is not aware of any financing statements against the Trust that include a description of collateral covering the Funding Agreement or the Guarantee other than any financing statement relating to the security interests granted to the Indenture Trustee for the benefit and security of the Holders;

               (ix) the Trust is not aware of any judgment or tax lien filings against the Trust; and

               (x) none of the instruments that constitute or evidence the Funding Agreement or Guarantee has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee for the benefit and security of the Holders.

          (b) The foregoing representations and warranties will survive the execution and delivery of the Notes. No party will waive any of the foregoing representations and warranties. The Indenture Trustee and the Trust will maintain the perfection and priority of the security interest in the Funding Agreement and the Guarantee.

     SECTION 3.20. Ancillary Documents. The Trust hereby expressly authorizes and directs the Indenture Trustee to execute and deliver each of the documents, instruments and agreements attached as Exhibits or otherwise expressly contemplated by the terms of the Indenture with respect to the Notes from time to time.

                                    ARTICLE 4
      GRANTING OF SECURITY INTEREST AND ASSIGNMENT FOR COLLATERAL PURPOSES

     SECTION 4.01. Creation. To secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof and to secure the performance of the Trust's obligations under the Notes and the Indenture, the Trust, with respect to the Funding Agreement and the Guarantee, hereby assigns and pledges to and with the Indenture Trustee for the ratable benefit of each Holder and, with respect to all of the Collateral, grants to the Indenture Trustee for the ratable benefit of each Holder security interests in the Collateral, and all of its rights and privileges with respect to the Collateral, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of the foregoing. Contemporaneously with the issuance of the Notes, the Trust will deliver the Funding Agreement and the Guarantee to the Indenture Trustee or its agent in pledge under the Indenture and make such filings, cause Principal Life as the issuer of the Funding Agreement, and PFG as issuer of the Guarantee, to register and acknowledge the Indenture Trustee or its agent or the Holders as having the rights of an assignee for collateral purposes of the Funding Agreement and the Guarantee, respectively, and take such other action as may be necessary to cause the Indenture Trustee for the ratable benefit of each Holder to have a perfected security interest in or be the recipient of a valid assignment for collateral purposes of the Funding Agreement and the Guarantee, respectively, and the rest of the Collateral that is effective against the Trust's creditors and subsequent purchasers thereof.

     SECTION 4.02. Scope.

          (a) The security interest or assignment for collateral purposes granted or made pursuant to Section 4.01 is granted or made in trust to secure the full and punctual payment of the Secured Obligations equally and ratably among the Holders, without prejudice, priority or distinction, except as expressly provided in the Indenture, in the following order of priority:

               first, to the payment of the amounts then due and unpaid upon the Notes for principal and interest and all other amounts in respect of which or for the benefit of which such amount has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on the Notes; and

               second, any remaining balance shall be paid to the Trust and such remaining balance shall be distributed by the Trustee in accordance with the Trust Agreement.

          (b) The Trust does hereby constitute and irrevocably appoint the Indenture Trustee the true and lawful attorney of the Trust, with full power (in the name of the Trust or otherwise), upon the occurrence and during the continuance of an Event of Default, to exercise all rights of the Trust with respect to the Collateral and to ask, require, demand, receive, settle, compromise, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of any of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that the Indenture Trustee may deem to be necessary or advisable in the circumstances. The power of attorney granted pursuant to the Indenture and all authority conferred by the Indenture are granted and conferred solely to protect the Indenture Trustee's interest in the Collateral held for the benefit and security of the Holders and shall not impose any duty upon the Indenture Trustee to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest prior to the payment in full of all the Notes.

          (c) The Indenture shall constitute a security agreement and an agreement to assign the Collateral for collateral purposes under the laws of the State of New York applicable to agreements made and to be performed therein. Upon the occurrence of any Event of Default with respect to the Notes, and in addition to any other rights available under the Indenture, the Funding Agreement and the Guarantee or otherwise available at law or in equity, the Indenture Trustee shall have all rights and remedies of a secured party or an assignee for collateral purposes on default under the laws of the State of New York and other applicable law to enforce the assignments and security interests contained in the Indenture and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law, to sell or apply the Funding Agreement or Guarantee, exercise its rights under the Guarantee and any other rights and other interests assigned or pledged by the Indenture in accordance with the terms of the Indenture at public or private sale. All amounts received under the Indenture shall be applied first to all costs and expenses incurred by the Indenture Trustee in connection with such collection and enforcement and thereafter as provided in the Indenture.

          (d) It is expressly agreed that anything in the Indenture or therein contained to the contrary notwithstanding, the Trust shall remain liable under the Funding Agreement or the Guarantee to perform all the obligations of it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee shall not have any obligations or liabilities with respect to the Funding Agreement or the Guarantee by reason of or arising out of the Indenture, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any obligations of the Trust under or pursuant to the Funding Agreement or the Guarantee or, other than as provided in the Indenture, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by it, or, prior to the occurrence and continuance of an Event of Default, to present or file any claim, or to take any action to collect or enforce the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          (e) The Trust hereby directs and instructs the Indenture Trustee to enter into a custodial arrangement with Bankers Trust Company, N.A., a national banking association, to hold the Funding Agreement and Guarantee in safe custody for the benefit of the Indenture Trustee within the State of Iowa.

          (f) The Indenture Trustee acknowledges the granting of such security interests and the making of such assignments for collateral purposes, accepts the terms under the Indenture in accordance with the provisions of the Indenture and agrees to perform its duties in the Indenture subject to and with the benefit of the provisions of the Indenture, to the end that the interests of the Holders may be adequately and effectively protected.

          SECTION 4.03. Termination of Security Interest. Upon the payment in full of all Secured Obligations relating to the Notes, the security interest shall terminate and all rights to the Collateral shall revert to the Trust. Upon termination of the security interest, the Indenture Trustee will execute and deliver to the Trust such documents as the Trust shall reasonably request to evidence the termination of such security interest.

                                    ARTICLE 5
                     SATISFACTION AND DISCHARGE; SUBROGATION

     SECTION 5.01. Satisfaction and Discharge of Indenture. The Indenture shall cease to be of further effect with respect to the Notes (except as to any surviving rights of registration of transfer or exchange of Notes expressly provided for in the Indenture) and the Indenture Trustee, on written demand of the Trust, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture with respect to the Notes, when

          (a) either:

               (i) all Notes theretofore authenticated and delivered (other than Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.08) have been delivered to the Indenture Trustee for cancellation; or

               (ii) all Notes

                    (A) have become due and payable,

                    (B) will become due and payable at their Stated Maturity
               Date within one year, or

                    (C) are to be called for redemption within one year under
               arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Trust,

          and the Trust, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Indenture Trustee for cancellation, for principal of, premium, if any, or any interest on, the Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity Date, as the case may be;

          (b) the Trust has paid or caused to be paid in full all other sums payable under the Indenture by the Trust with respect to the Secured Obligations; and

          (c) the Trust has delivered to the Indenture Trustee a Trust Certificate and an Opinion of Counsel each stating that all conditions precedent in the Indenture providing for the satisfaction and discharge of the Indenture with respect to the Notes have been complied with.

     Notwithstanding the satisfaction and discharge of the Indenture with respect to the Notes, the obligations of the Indenture Trustee under Section
5.02 shall survive.

     SECTION 5.02. Application of Trust Money. All money deposited with the Indenture Trustee pursuant to the Indenture shall be held in trust in the Collection Account and applied by it, in accordance with the provisions of the Notes and the Indenture, to the payment through any Paying Agent, to the Persons entitled thereto, of the principal, premium, if any, interest and Additional Amounts, if any, for whose payment such money has been deposited with or received by the Indenture Trustee.

If no Event of Default with respect to the Notes exists, the following priority of payments shall apply:

               first, to the payment of the amounts then due and unpaid upon the Notes for principal and interest and all other amounts in respect of which or for the benefit of which such amount has been collected, ratably, without preference or priority of any kind, according to the aggregate principal amounts due and payable on the Notes; and

               second, any remaining balance shall be paid to the Trust and such remaining balance shall be distributed by the Trustee in accordance with the Trust Agreement.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

     SECTION 6.01. Events of Default.

     "EVENT OF DEFAULT" means any one of the following events with respect to the Notes (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) failure to pay the principal (other than any installment payment), when due and payable, of any Note and the continuance of such failure for a period of one (1) Business Day;

          (b) failure to pay any interest, premium (if applicable), installment payments (if applicable) or any other amounts, when due and payable, on any Note and a continuance of such failure for a period of seven (7) Business Days;

          (c) an "Event of Default" (as defined in the Funding Agreement) by Principal Life under the Funding Agreement securing the Notes;

          (d) failure to observe or perform in any material respect any one or more of the other covenants in the Indenture (other than a covenant or default or breach of which is specifically set forth in Section 6.01(a), (b) and, if applicable (h)) or the Notes, and continuance of such failure for a period of sixty (60) days after the date on which there shall have been given written notice by registered or certified mail, return receipt requested, specifying such failure, thereof to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by Holders of Notes representing at least twenty-five percent (25%) of the aggregate principal amount of the Outstanding Notes, which written notice shall be delivered by registered or certified mail, return receipt requested, and shall specify such failure and require such failure to be remedied and which notice shall state that it is a "NOTICE OF DEFAULT" under the Indenture;

          (e) the Indenture for any reason shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared null and void, or the Indenture Trustee fails to have or maintain a validly created and perfected security interest subject to no prior Liens or security interests in the Collateral and proceeds thereof except as expressly permitted by the Indenture; or any Person shall successfully claim as finally determined by a court of competent jurisdiction that any of the Liens granted to the Indenture Trustee with respect to any of the Collateral are void or that the enforcement thereof or any other recourse by the Indenture Trustee against any of the Collateral is materially limited because of any preference, fraudulent transfer, conveyance or similar law;

          (f) either (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Trust or the Collateral in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the applicable jurisdiction, which decree or order is not stayed; or any other similar relief shall be granted under any applicable law; or (ii) an involuntary case shall be commenced against the Trust or the Collateral under any applicable bankruptcy, insolvency or other similar law of the applicable jurisdiction; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Trust or the Collateral, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Trust or the Collateral for all or a substantial part of its property; or a court having jurisdiction in the premises shall enter a decree or order declaring the dissolution of the Trust; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Trust and any such event described in this clause (ii) shall continue for sixty (60) days unless dismissed, bonded or discharged;

          (g) either (i) the Trust shall have an order for relief entered with respect to it or shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law of the applicable jurisdiction, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Trust shall make any assignment for the benefit of creditors; or (ii) the Trust shall fail or be unable, or the Trust admits in writing its inability, to pay its debts as such debts become due; or the trustee of the Trust shall adopt any resolution or otherwise authorize any action to approve or for the purpose of effecting any of the actions referred to in this paragraph (g); or

          (h) any other Event of Default provided in (i) the applicable Pricing Supplement and (ii) the Notes or any supplemental indenture.

     Notwithstanding anything contained herein to the contrary, any event of default or other breach by PFG under the Guarantee will not be an Event of Default hereunder with respect to the Notes.

     SECTION 6.02. Acceleration of Maturity Date; Rescission and Annulment. If an Event of Default specified in any of Sections 6.01(a), (b), (c), (f) or (g) occurs and is continuing, the principal of and all accrued and unpaid interest and any other amounts payable on the Notes or if such Notes are non-interest bearing, the amortized face amount of such Notes or other redemption amount as may be specified in the Pricing Supplement, shall automatically be and become due and payable immediately, without any declaration or other act whatsoever on the part of the Trust, the Indenture Trustee or any Holder. If any Event of Default other than those specified in Sections 6.01(a), (b), (c), (f) or (g) occurs and is continuing, then in every such case the Indenture Trustee or the Holders of more than twenty-five percent (25%) in aggregate principal amount of the Outstanding Notes, by a notice in writing to the Trust (and to the Indenture Trustee if given by the Holders of the Notes), may (but are not required to) declare the sum of (a) the principal amount of all the Outstanding Notes and (b) any other amounts, including accrued and unpaid interest, payable to the Holders to the extent such amounts are permitted by law to be paid, to be due and payable immediately, and upon any such declaration such amount shall become due and payable on the date the written declaration is received by the Trust; provided, however, that with respect to any Note issued with original issue discount the amount of principal due and payable for such Note will be the amount determined as set forth in the Pricing Supplement or, if not so set forth, by multiplying (i) the then outstanding aggregate principal amount of such Note by (ii) the sum of (A) the original issue price of the Note (expressed as a percentage of the then outstanding aggregate principal amount of such Note) plus (B) the original issue discount (expressed as a percentage) amortized from the original issue date of such Note to the date of declaration of acceleration of maturity of such Note (calculated using the interest method in accordance with generally accepted accounting principles in effect on the date of determination).

     At any time after such a declaration of acceleration of maturity of the Notes has been made pursuant to the second sentence of this Section 6.02 and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in this Article, the Holders of Notes representing at least sixty-six and two-thirds percent (66-2/3%) of the aggregate principal amount of the Outstanding Notes, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if

          (a) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (i) all overdue installments of interest and Additional Amounts, if applicable, on all Notes,

               (ii) the principal and premium, if any, of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon with respect thereto at the rate borne by the Notes, and

               (iii) all sums paid or advanced by the Indenture Trustee under the Indenture; and

          (b) all Events of Default, other than the nonpayment of the principal of or interest on the Notes which have become due solely as a result of such acceleration, have been cured or waived as provided in Section 6.13.

     No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

     SECTION 6.03. Collection of Indebtedness and Suits for Enforcement. The Trust covenants that if:

          (a) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable (after the expiration of any applicable cure period), or

          (b) default is made in the payment of the principal or premium, if any, of any Note when such principal or premium, if any, becomes due and payable,

the Trust will upon demand of the Indenture Trustee (which the Indenture Trustee may make, but is not required to make) pay to the Indenture Trustee, for the benefit of all the Holders of the Notes, the whole amount then due and payable on the Notes (together, as applicable, with interest upon the overdue principal and any premium and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes or, if the Notes are non-interest bearing, the rate for such interest set forth in the Notes or the Indenture, if applicable) and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     If the Trust fails to pay such amounts it is required to pay the Indenture Trustee pursuant to the preceding paragraph, then forthwith upon the demand of the Indenture Trustee, in its own name and as trustee of an express trust, the Indenture Trustee may (but is not required to) institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Trust or any other obligor upon any of the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Trust or any other obligor upon the Notes, including the Collateral, wherever situated.

     If an Event of Default with respect to the Notes occurs and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy.

     SECTION 6.04. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Trust or any other obligor upon the Notes or the property held in the Trust or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Trust for the payment of any overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal of, and any premium and interest owing and unpaid in respect of, the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Holders allowed in such proceeding; and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent, to make such payments directly to the Holders, and to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due to the Indenture Trustee under Section 7.10.

     Nothing contained in the Indenture shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 6.05. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under the Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee in accordance with the terms of the Indenture shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of Notes in respect of which such judgment has been recovered.

     SECTION 6.06. Application of Money Collected. Notwithstanding anything in the Indenture to the contrary, any money collected by the Indenture Trustee following an Event of Default and during the continuance thereof pursuant to
Article 6 or otherwise under the Indenture or, any supplements to the Indenture, and any moneys that may then be held or thereafter received by the Indenture Trustee as security with respect to the Notes shall be held in the Collection Account and be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution on account of principal or interest, upon presentation of the Notes, or both, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               first, to the payment of the reasonable and customary expenses and counsel fees incurred by the Indenture Trustee and any other amounts due and unpaid to the Indenture Trustee by the Trust, in an aggregate amount of no more than $250,000 for all notes issued under the Program, to the extent not paid pursuant to the applicable Expense and Indemnity Agreement;

               second, to the payment of the amounts then due and unpaid upon the Notes for principal and interest and all other amounts in respect of which, or for the benefit of which, such amount has been collected, ratably, without preference or priority of any kind, according to the aggregate principal amounts due and payable on the Notes; and

               third, any remaining balance shall be paid to the Trust and such remaining balance shall be distributed by the Trustee in accordance with the Trust Agreement.

     Except as expressly set forth in the Indenture, none of the Indenture Trustee, Paying Agent, Registrar or any other Agent or any of their successors, employees, officers, directors, affiliates or agents shall have any claim or rights of any nature in or to the Collateral, whether as a result of set-off, banker's lien or otherwise, and the Indenture Trustee hereby waives, and the Paying Agent and Registrar appointed under the Indenture shall be deemed to have waived, by its acceptance of the duties under the Indenture, on behalf of itself and each such other Person, any such claim or rights in or to the Collateral.

     SECTION 6.07. Limitation on Suits. Except as otherwise provided in Section 6.08, no Holder shall have any right to institute any proceedings, judicial or otherwise, with respect to the Indenture or any agreement or instrument included in the Collateral for the Notes or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to the Notes;

          (b) the Holder or Holders of Notes representing not less than twenty-five percent (25%) of the aggregate principal amount of the Outstanding Notes shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee under the Indenture;

          (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holder or Holders of Notes representing at least 66 2/3% in aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holder of any Note or to obtain or to seek to obtain priority or preference over any other Holder of any Note or to enforce any right under the Indenture, except in the manner provided in the Indenture and for the equal and ratable benefit of all the Holders of the Notes.

     SECTION 6.08. Unconditional Rights of Holders to Receive Payments. Notwithstanding any other provision in the Indenture, each Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, any interest on, and premium, if any, on such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 6.09. Restoration of Rights and Remedies. If the Indenture Trustee or any Holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Holder, then and in every such case the Trust, the Indenture Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under the Indenture, and thereafter all rights and remedies of the Indenture Trustee and each such Holder shall continue as though no such proceeding had been instituted.

     SECTION 6.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.08, no right or remedy in the Indenture conferred upon or reserved to the Indenture Trustee or to each and every Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under the Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.11. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such right or remedy accruing upon any Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to any Holder may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by such Holder, as the case may be.

     SECTION 6.12. Control by Holders. Holders, representing a majority of the aggregate principal amount of the Outstanding Notes, who provide the Indenture Trustee with indemnification satisfactory to the Indenture Trustee, shall have the right to direct the time, method and place of conducting any proceedings for exercising any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes, including with respect to the Collateral; provided, however, that (a) such direction shall not be in conflict with any rule of law or with the Indenture and (b) the Indenture

Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

     SECTION 6.13. Waiver of Past Defaults. Notwithstanding anything in the Indenture to the contrary, only Holders representing a majority of the aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past Default with respect thereto and its consequences, except a Default:

          (a) in the payment of any principal of, any interest on, or premium, if any, on any Note, or

          (b) in respect of a covenant or provision of the Indenture that cannot be modified or amended without the consent of the Holder of each Outstanding Note.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture with respect to the Notes; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 6.14. Undertaking for Costs. All parties to the Indenture agree, and each Holder, by acceptance of a Note, shall be deemed to have agreed that, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, any court may in its discretion require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee or any Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate Notes representing more than ten percent (10%) of the aggregate principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of any installment of interest on any Note on or after the Stated Maturity Date thereof expressed in such Note or for the enforcement of the payment of any principal of such Note at the Stated Maturity Date therefor.

     SECTION 6.15. Waiver of Stay or Extension Laws. The Trust covenants that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any law wherever enacted, now or at any time hereafter in force, providing for any appraisement, valuation, stay, extension or redemption, which may affect the covenants in, or the performance of, the Indenture; and the Trust hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted in the Indenture to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 7
                     THE INDENTURE TRUSTEE AND OTHER AGENTS

     SECTION 7.01. Duties of Indenture Trustee.

          (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) Except during the continuance of an Event of Default, the duties and liabilities of the Indenture Trustee are to perform only those duties that are specifically set forth in the Indenture and no others, and no implied covenants or obligations of the Indenture Trustee shall be read into the Indenture.

          (c) No provision of the Indenture shall be construed to relieve the Indenture Trustee or any Agent from liability for its own negligent action, its own negligent failure to act, or its own bad faith or willful misconduct, except that:

               (i) this subsection does not limit the effect of subsection (b) of this Section 7.01;

               (ii) each of the Indenture Trustee and each Agent may in good faith conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to it and conforming to the requirements of the Indenture unless a Responsible Officer of the Indenture Trustee or such Agent, respectively, has actual knowledge that such statements or opinions are false; provided that the Indenture Trustee or Agent, as the case may be, must examine such certificates and opinions to determine whether they conform to the requirements of the Indenture;

               (iii) each of the Indenture Trustee and each Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee or Agent, as the case may be, was negligent in ascertaining the pertinent facts;

               (iv) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction of Holders representing a majority of the aggregate principal amount of the Outstanding Notes or pursuant to Section 6.07 for actions or omissions relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under the Indenture with respect to the Notes; and

               (v) no provision of the Indenture shall require the Indenture Trustee or any Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Indenture, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this
Section 7.01.

          (e) The Indenture Trustee shall promptly upon its receipt thereof deliver to each Rating Agency copies of each of the following:

               (i) any notice of any Event of Default by any party under the Funding Agreement delivered by the Trust to the Indenture Trustee pursuant to paragraph (b) of Section 3.13;

               (ii) any amendment or modification of the Trust Agreement delivered by the Trust to the Indenture Trustee pursuant to paragraph
          (a) of Section 3.12;

               (iii) any notice of any Default or Event of Default, together with any relevant Trust Certificate relating thereto, delivered by the Trust to the Indenture Trustee pursuant to paragraph (b) of Section 3.13;

               (iv) any supplemental indenture referred to in Section 8.01 or 8.02;

               (v) any other information reasonably requested by any Rating Agency;

               (vi) any notice of change in the identity of the Trust;

               (vii) any notice of change in the identity of the Indenture Trustee;

               (viii) any notice of adverse change in the priority status of the Funding Agreement as a matter of the laws of the State of Iowa; and

               (ix) any notice of redemption delivered to the Indenture Trustee under Section 2.04.

          (f) The Indenture Trustee shall, on behalf of the Trust, and to the extent that the relevant information shall be reasonably available to it, submit such reports or information as may be required from time to time in relation to the issue of the Notes by applicable law, regulations and guidelines by governmental regulatory authorities as may be subsequently requested by the Trust and agreed to in writing between the Trust and the Indenture Trustee.

     SECTION 7.02. No Liability to Invest. None of the Agents shall be under any liability for interest on, or have any responsibility to invest, any monies received by it pursuant to any of the provisions of the Indenture or the Notes.

     SECTION 7.03. Performance Upon Default. None of the Agents shall have any duty or responsibility in case of any default by the Trust in the performance of its obligations (including, without limiting the generality of the foregoing, any duty or responsibility to accelerate all or any of the Notes or to initiate or to attempt to initiate any proceedings at law or otherwise or to make any demand for the payment thereof upon the Trust).

     SECTION 7.04. No Assumption by Paying Agent, Transfer Agent, Calculation Agent or Registrar. In acting under the Indenture and in connection with the Notes, the Paying Agent, the Transfer Agent, the Calculation Agent and the Registrar shall act solely as agents of the Trust and will not thereby assume any obligations towards, or relationship of agency or trust for, any of the Holders.

         SECTION 7.05. Notice of Default. Within ninety (90) days after a Responsible Officer of the Indenture Trustee becomes aware of the occurrence of any Default or Event of Default which is continuing, the Indenture Trustee shall transmit to the Trustee, PFG and Principal Life and all Holders of Notes notice of each such Default or Event of Default known to the Indenture Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default of the kind described in Section 6.01(a), (b), (c), (f) or (g) the Indenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Indenture Trustee in good faith determine that the withholding of such notice is in the interests of the Holders.

     SECTION 7.06. Rights of Indenture Trustee. Subject to the provisions of
Section 7.01(c):

          (a) The Indenture Trustee may conclusively rely on any document believed by it in good faith to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, including in connection with the issuance of the Notes pursuant to Section 2.02, it may require a Trust Certificate or an Opinion of Counsel (or may consult with financial or other advisors or consultants appointed with due care). The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any Trust Order, Trust Request, Trust Certificate, Opinion of Counsel or advice from financial or other advisors or consultants appointed with due care.

          (c) The Indenture Trustee may act through agents or attorneys and shall not be responsible for monitoring or supervising the actions of, or for the misconduct or negligence of, any agent or attorney appointed with due care.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

          (e) (i) The Indenture Trustee may employ or retain such counsel, accountants, appraisers, agents or other experts or advisers as it may reasonably require for the purpose of determining and discharging its rights and duties under the Indenture and shall not be responsible for misconduct on the part of any such person appointed with due care.

               (ii) The Indenture Trustee may conclusively act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant, appraiser, agents or other expert or adviser, whether retained or employed by the Trust or by the Indenture Trustee, in relation to any matter arising in the administration of the trusts of the Indenture.

          (f) The Indenture Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it under the Indenture in good faith and in reliance thereon.

          (g) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Holders pursuant to the Indenture, unless such Holders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (h) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Trust, personally or by agent or attorney, with any reasonable costs related thereto to be paid by Principal Life pursuant to the applicable Expense and Indemnity Agreement, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (i) The Indenture Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer of the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Notes and the Indenture and states that a Default or Event of Default has occurred.

          (j) Permissive powers granted to the Indenture Trustee under the Indenture shall not be construed to be mandatory duties on its part.

          (k) The rights and protections afforded to the Indenture Trustee pursuant to this Article 7 shall also be afforded to the Paying Agent, Calculation Agent, Registrar or Transfer Agent, or any successor or agent thereof.

          (l) The Indenture Trustee shall have no liability for the actions or omissions of the Paying Agent, Registrar, Calculation Agent or Transfer Agent, provided that such action or omission is not caused by the Indenture Trustee's own negligence, bad faith or willful misconduct.

          (m) The Indenture Trustee may execute any of the trusts or powers under the Indenture or perform any duties under the Indenture either directly or by or through delegates, agents, attorneys, custodians, or nominees, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part, or the supervision, of any agent, attorney, custodian, or nominee appointed with due care under the Indenture except as otherwise agreed in writing with the Trust.

          (n) The Indenture Trustee may request that the Trust deliver an officer's certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which officer's certificate may be signed by any person authorized to sign an officer's certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     SECTION 7.07. Not Responsible for Recitals or Issuance of Notes. The recitals contained in the Indenture and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Trust and neither the Indenture Trustee nor any Agent assumes any responsibility for their correctness. Neither the Indenture Trustee nor any Agent makes any representations with respect to any Collateral or as to the validity, enforceability or sufficiency of the Indenture or of the Notes or of any security interest created under the Indenture. Neither the Indenture Trustee nor any Agent shall be accountable for the use or application by the Trust of the Notes or the proceeds thereof or any money paid to the Trust or upon Trust Order pursuant to the provisions of the Indenture.

     SECTION 7.08. Indenture Trustee May Hold Notes. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Section 7.11 and Section 311(a) of the Trust Indenture Act, may otherwise deal with the Trust with the same rights it would have if it were not Indenture Trustee.


     SECTION 7.09. Money Held in Trust. Money held by the Indenture Trustee in trust under the Indenture need not be segregated from other funds except to the extent required by the Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it under the Indenture and shall not invest such money, unless otherwise agreed to in writing and permitted by law.

     SECTION 7.10. Compensation and Reimbursement. The Indenture Trustee and the Agents will be entitled to payment of fees, reimbursement for, and indemnification with respect to, costs and expenses for services rendered under the Indenture to the extent provided in the applicable Expense and Indemnity Agreement and, with respect to only the Indenture Trustee, Section 6.06. Except as provided in Section 6.06 with respect to the Indenture Trustee, none of the Indenture Trustee, Paying Agent, Registrar or Transfer Agent shall be entitled to seek any payment from the Trust with respect to its services under the Indenture.

     SECTION 7.11. Eligibility. The Trust agrees, for the benefit of the Holders, that there shall at all times be an Indenture Trustee under the Indenture which shall be a corporation or national banking association organized and doing business under the laws of the United States, any state thereof or the District of Columbia, authorized under such law to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or state authority and having a credit rating of BBB- or better by Standard & Poor's Ratings Service, a Division of the McGraw-Hill Companies or a credit rating of Baa3 or better by Moody's Investors Service, Inc. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.11, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition as published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

     In addition, the Indenture Trustee, each successor Indenture Trustee and each Person appointed to act as co-trustee pursuant to Section 7.15 must be a "United States person" within the meaning of Section 7701(a)(30) of the Code.

     SECTION 7.12. Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Section shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.13.

          (b) The Indenture Trustee may resign at any time by giving not less than sixty (60) days' prior written notice thereof to the Trust and the Holders of the Notes. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction at the expense of the Trust for the appointment of a successor Indenture Trustee and any and all amounts then due and owing to the retiring Indenture Trustee shall be paid in full.

          (c) The Indenture Trustee may be removed at any time by an Act of Holders of Notes representing a majority of the aggregate principal amount of the Outstanding Notes, delivered to the Indenture Trustee and to the Trust. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of removal, the Indenture Trustee being removed may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to the Notes.

          (d) If at any time (i) the Indenture Trustee shall cease to be eligible under Section 7.11 and shall fail to resign after written request by the Trust or any Holder (who has been a bona fide Holder of a Note for at least six months), (ii) shall become incapable of acting or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or (iii) the Indenture Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the Notes after written request therefor by the Trust or any Holder who has been a bona fide Holder of a Note for at least six months, then, (x) the Trust (except during the existence of an Event of Default) by a Trust Order may remove the Indenture Trustee, or (y) subject to Section 6.14, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself, herself or itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any reason, the Trust, by a Trust Order, shall promptly appoint a successor Indenture Trustee and shall comply with the applicable requirements of
Section 7.13. If, within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Indenture Trustee shall be appointed by Act of Holders of Notes representing a majority of the aggregate principal amount of the Outstanding Notes delivered to the Trust and the retiring Indenture Trustee, the successor Trustee so appointed shall, upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.13, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Trust. If no successor Indenture Trustee shall have been so appointed by the Trust or Holders and shall have accepted appointment in the manner provided in the Indenture, any Holder who has been a Holder for at least six months may (subject to Section 6.14), on behalf of himself, herself or itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (f) The Trust shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Notes, if any, as their names and addresses appear in the Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

          (g) Any successor Indenture Trustee shall satisfy all applicable requirements under the Indenture.

     SECTION 7.13. Acceptance of Appointment by Successor.

          (a) Every successor Indenture Trustee appointed under the Indenture shall execute, acknowledge and deliver to the Trust and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Trust or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of all amounts owed to it, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee under the Indenture.

          (b) Upon request of any such successor Indenture Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts referred to in this Section, as the case may be.

          (c) No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

     SECTION 7.14. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation or national banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under the Indenture, without the execution or filing of any paper or any further act on the part of any of the parties to the Indenture; provided, however, that such corporation or national banking association shall be otherwise qualified and eligible under this Article. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

     SECTION 7.15. Co-trustees.

          (a) At any time or times, for the purpose of meeting the legal or regulatory requirements of any jurisdiction in which any portion of any Collateral may at the time be located, the Trust and the Indenture Trustee shall have power to appoint, and, upon the written request of the Holders of Notes representing a majority of the aggregate principal amount of the Outstanding Notes, the Trust shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Indenture Trustee to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Collateral, with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Trust does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

          (b) Should any written instrument from the Trust be required by any co-trustee so appointed for more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Trust.

          (c) Every co-trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

               (i) the Notes shall be authenticated and delivered and all rights, powers, duties and obligations under the Indenture in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee under the Indenture, shall be exercised solely by the Indenture Trustee;

               (ii) the rights, powers, duties and obligations conferred by the Indenture or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee jointly, as shall be provided in the instrument appointing such co-trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee;

               (iii) the Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Trust evidenced by a Trust Request, may accept the resignation of or remove any co-trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Trust. Upon the written request of the Indenture Trustee, the Trust shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section;

               (iv) no co-trustee under the Indenture shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such trustee under the Indenture and the Indenture Trustee shall not be personally liable by reason of any act or omission of any co-trustee under the Indenture; and

               (v) any Act of Holders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee.

     SECTION 7.16. Appointment and Duties of the Calculation Agent.

          (a) Unless the Paying Agent advises the Trust that it is unable to act as Calculation Agent, the Trust appoints the Paying Agent at its specified office as Calculation Agent in relation to the Notes in respect of which it is named as such in the relevant Pricing Supplement for the purposes specified in the Indenture and all matters incidental thereto.

          (b) The Paying Agent accepts its appointment as Calculation Agent in relation to the Notes in respect of which it is named as such in the relevant Pricing Supplement and shall perform all matters expressly to be performed by it in, and otherwise comply with, the terms and conditions of the Notes and the provisions of the Indenture and, in connection therewith, shall take all such action as may be incidental thereto. The Paying Agent acknowledges and agrees that it shall be named in the relevant Pricing Supplement as Calculation Agent in respect of the Notes unless the Relevant Agents (or one of the Relevant Agents) through whom the Notes are issued has agreed with the Trust to act as Calculation Agent (in which case such Relevant Agent or Agents shall be named as Calculation Agent in the related Pricing Supplement). If the Calculation Agent is incapable or unwilling to perform its duties under the Indenture, the Indenture Trustee will appoint the Paying Agent or another leading commercial bank to serve as Calculation Agent. Any resignation by or termination of a Calculation Agent shall not be effective until a successor Calculation Agent has been appointed.

          (c) The Calculation Agent shall:

               (i) obtain such quotes and rates and/or make such determinations, calculations and adjustments as may be required under the Notes and provide notice of any applicable interest rate calculations or determinations or periods with respect to the Notes to the Holders of the Notes upon their request and to the Indenture Trustee, Paying Agent, the Trust, Principal Life and PFG, and if the Notes are listed on a stock exchange, and the rules of such exchange so require, such exchange as soon as possible after the Calculation Agent's determination or calculation of such interest rates or interest rate periods, but in no event later than the fourth (4th) Banking Day thereafter or, earlier in the case of notification to a stock exchange, if the rules of such exchange so require; and

               (ii) maintain a record of all quotations obtained by it and of all amounts, rates and other items determined or calculated by it and make such record available for inspection at all reasonable times by the Trust, the Indenture Trustee, Principal Life, PFG and the Paying Agent.

          (d) The Calculation Agent shall have no liability to the Holders of Notes in respect of any determination, calculation, quote or rate made or provided by the Calculation Agent.

     SECTION 7.17. Changes in Agents.

          (a) Any Agent may resign its appointment under the Indenture upon the expiration of not less than thirty (30) days' notice to that effect to the Trust (with a copy to the Indenture Trustee); provided, however, that any such notice which would otherwise expire within thirty (30) days before or after the Maturity Date or any interest or other payment date of the Notes shall be deemed to expire on the thirtieth (30th) day following the Maturity Date or, as the case may be, such interest or other payment date.


          (b) The Trust may revoke its appointment of any Agent under the Indenture by giving not less than thirty (30) days' notice to the applicable Agent and the Indenture Trustee to that effect.


          (c) The appointment of any Agent under the Indenture shall terminate forthwith if any of the following events or circumstances shall occur or arise, namely, such Agent becomes incapable of acting; is adjudged bankrupt or insolvent; files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof; a resolution is passed or an order is made for the winding-up or dissolution of such Agent; a receiver, administrator or other similar official of such Agent or of all or any substantial part of its property is appointed; an order of any court is entered approving any petition filed by or against such Agent under the provisions of any applicable bankruptcy or insolvency law; or any public officer takes charge or control of such Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

          (d) The Trust may (and shall where necessary to comply with the terms and conditions of the Notes) appoint substitute or additional agents in relation to the Notes and shall forthwith notify the other parties to the Indenture, whereupon the parties to the Indenture and such substitute or additional agents shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of the Indenture.

          (e) If any Agent gives notice of its resignation in accordance with this Section 7.17, the provisions of paragraph (d) of Section 7.17 apply and by the tenth (10th) day before the expiration of such notice a successor to such Agent in relation to such Notes has not been appointed by the Trust, such Agent may itself, following such consultation with the Trust as may be practicable in the circumstances, appoint as its successor any reputable and experienced bank or financial institution (which will ensure compliance with the terms and conditions of the Notes) and give notice of such appointment in accordance with the terms and conditions of the Notes, whereupon the parties to the Indenture and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of the Indenture.

          (f) Upon any resignation or revocation becoming effective under this Section, the relevant Agent shall:

               (i) be released and discharged from its obligations under the Indenture;

               (ii) repay, in accordance with the applicable Expense and Indemnity Agreement, to Principal Life such part of any fee paid to it as may be agreed between the relevant Agent and Principal Life;

               (iii) in the case of the Paying Agent, deliver to the Trust and to the successor Paying Agent a copy, certified as true and up-to-date by an officer of the Paying Agent, of the records maintained by it in accordance with Section 3.04;

               (iv) in the case of the Registrar, deliver to the Trust and to the successor Registrar a copy, certified as true and up-to-date by an officer of such Registrar, of each of the Registers and other records maintained by it in accordance with Section 2.06;

               (v) in the case of a Calculation Agent, deliver to the Trust and to the successor Calculation Agent a copy, certified as true and up-to-date by an officer of such Calculation Agent of the records maintained by it in accordance with Section 7.16; and

               (vi) upon payment to it by Principal Life of all amounts owed to it, forthwith transfer all moneys and papers (including any unissued Global Notes or Definitive Notes) held by it under the Indenture to its successor in that capacity and, upon appropriate notice, provide reasonable assistance to such successor for the discharge by it of its duties and responsibilities under the Indenture.

          (g) Any corporation into which any Agent may be merged or converted, any corporation with which any Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Agent shall be a party or any corporation succeeding to all or substantially all the corporate agency business of such Agent, shall, to the extent permitted by applicable law, be the successor to such Agent under the Indenture and in relation to the Notes without any further formality, whereupon the parties to the Indenture and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of the Indenture. Notice of any such merger, conversion, consolidation or asset transfer shall forthwith be given by such successor to the Trust and the other parties to the Indenture.

          (h) If any Agent decides to change its specified office (which may only be effected within the same city) it shall give notice to the Trust (with a copy to the Indenture Trustee) of the address of the new specified office stating the date on which such change is to take effect, which date shall be not less than thirty (30) days after the date of such notice. The relevant Agent shall at its own expense not less than fourteen (14) days prior to the date on which such change is to take effect (unless the appointment of the relevant Agent is to terminate pursuant to any of the foregoing provisions of this Section on or prior to the date of such change) publish or cause to be published notice thereof.

Upon the execution of the Indenture and thereafter forthwith upon any change of the same, the Trust shall deliver to the Indenture Trustee (with a copy to the Paying Agent) a list of the Authorized Signatories of the Trust together with certified specimen signatures of the same.

     SECTION 7.18. Limitation of Trustee Liability. It is expressly understood and agreed by the parties that (a) the Indenture is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements in the Indenture made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association, but is made and intended for the purpose of binding only the Trust, (c) nothing contained in the Indenture shall be construed as creating any liability on the part of U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained in the Indenture, all such liability, if any, being expressly waived by the parties to the Indenture and by any person claiming by, through or under the parties to the Indenture, and (d) under no circumstances shall U.S. Bank Trust National Association, be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Indenture or any other related documents.

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

     SECTION 8.01. Supplemental Indentures Without Consent of Holders. Without notice to, or the consent of, any Holder, the Trust and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Indenture Trustee, for the purpose of:

          (a) curing any ambiguity or correcting or supplementing any provision contained in the Indenture, in the Notes or in any supplemental indenture which may be defective or inconsistent with any other provision contained in the Indenture, the Notes, the Funding Agreement or any other Program Documents, which shall not materially adversely affect the interests of any Holder of the Notes;

          (b) evidencing and providing for the acceptance of appointment under the Indenture of a successor Indenture Trustee and to add or to change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the Trust or of the Notes under the Indenture by more than one trustee;

          (c) adding to the covenants of the Trust or the Indenture Trustee for the benefit of the Holders of the Notes or to surrender any right or power conferred in the Indenture on the Trust;

          (d) adding any additional Events of Default;

          (e) to provide for the issuance of and establish the form and terms and conditions of Notes as provided in Section 2.02; or

          (f) to establish the form of any certifications required to be furnished pursuant to the terms of the Indenture or of the Notes.


     Notwithstanding any other provision, the Trust will not enter into any supplemental indenture with the Indenture Trustee or permit the Indenture to be amended or modified if such supplemental indenture, amendment or modification would cause the Trust not to be disregarded or treated as a grantor trust (assuming the Trust were not disregarded) for United States federal income tax purposes.


     The Indenture Trustee shall be entitled to receive and rely on an Opinion of Counsel as to whether any such supplemental indenture complies with the requirements of Section 8.01(a), if applicable, and any such opinion shall be conclusive on the Holders.

     SECTION 8.02. Supplemental Indenture With Consent of Holders.

          (a) With the consent of the Holders of Notes representing a majority in aggregate principal amount of all Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Trust and the Indenture Trustee, the Trust and the Indenture Trustee may enter one or more indentures supplemental to the Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Holders of the Notes under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

               (i) change the Stated Maturity Date of the principal of, or the time of payment of interest on, any Note;

               (ii) reduce the principal amount of, or the interest on, any Note;

               (iii) change any Place of Payment where, or the coin or currency in which the principal of, or interest on, any Note is payable;

               (iv) impair or affect the right of any Holder to institute suit for the enforcement of any payment on or with respect to the Notes;

               (v) reduce the percentage of the aggregate principal amount of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of the Indenture or defaults thereunder and their consequences provided for in the Indenture;

               (vi) modify any of the provisions of this Section or similar provisions, except to increase any percentage specified in the Indenture or to provide that additional provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (vii) modify or alter the provisions of the definition of the term "Outstanding";

               (viii) modify or affect in any manner adverse to the interest of any Holder the terms and conditions of the obligations of the Trust regarding the due and punctual payment of the principal of or interest on, or any other amounts due with respect to, the Notes; or

               (ix) permit the creation of any Lien ranking prior to or on a parity with the Lien of the Indenture with respect to any part of any Collateral or terminate the Lien of the Indenture on any property held for the benefit and security of Holders at any time subject to the Indenture or deprive any Holder of the security afforded by the Lien of the Indenture.

          (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture (and may receive and conclusively rely upon an Opinion of Counsel in doing so) and any such determination shall be conclusive upon all the Holders, whether theretofore or thereafter authenticated and delivered under the Indenture. The Indenture Trustee shall not be liable for any such determination made in good faith. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trust to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          (c) Notwithstanding any other provision, the Trust will not enter into any supplemental indenture with the Indenture Trustee or permit the Indenture to be amended or modified if such supplemental indenture, amendment or modification would cause the Trust not to be treated as a disregarded entity or as a grantor trust (assuming it was not a disregarded entity) for United States federal income tax purposes.

     SECTION 8.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by the Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel or officer's certificate stating that the execution of such supplemental indenture is authorized or permitted by the Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, indemnities or immunities under the Indenture or otherwise.

     SECTION 8.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture under this Article, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every Holder of a Note which has theretofore been or thereafter authenticated and delivered under the Indenture shall be bound thereby. Further, the Trust shall be bound by any such supplemental indenture.

     SECTION 8.05. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Trust shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Trust, to any such supplemental indenture may be prepared and executed by the Trust and authenticated by the Indenture Trustee and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     SECTION 8.06. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                                    ARTICLE 9
                             NON-RECOURSE PROVISIONS

     SECTION 9.01. Nonrecourse Enforcement. Notwithstanding anything to the contrary contained in the Indenture or any Notes, none of Principal Life, its officers, directors, Affiliates, employees or agents, PFG, its officers, directors, Affiliates, employees or agents, or the Trust or any of the Trustee, the Trust Beneficial Owner, the Agents or any of their respective officers, directors, Affiliates, employees or agents (the "NONRECOURSE PARTIES") will be personally liable for the payment of any principal, interest or any other sums at any time owing under the terms of the Notes. If any Event of Default shall occur with respect to the Notes, the right of the Holders of the Notes and the Indenture Trustee on behalf of such Holders in connection with a claim on such Notes shall be limited solely to a proceeding against the Collateral. Neither such Holders nor the Indenture Trustee on behalf of such Holders will have the right to proceed against the Nonrecourse Parties or the assets held in any other trust organized under the Program or otherwise, to enforce the Notes (except that to the extent they exercise their rights, if any, to (i) seize the Funding Agreement, they may enforce the Funding Agreement against Principal Life, its successors or assigns or (ii) collect under the Guarantee, they may enforce their rights under the Guarantee against PFG, its successors or assigns) or for any deficiency judgment remaining after foreclosure of any property included in the Collateral.

     It is expressly understood and agreed that nothing contained in this
Section 9.01 shall in any manner or way constitute or be deemed a release of the debt or other obligations evidenced by the Notes or otherwise affect or impair the enforceability against the Trust of the liens, assignments, rights and security interests created by the Indenture, the Collateral or any other instrument or agreement evidencing, securing or relating to the indebtedness or the obligations evidenced by the Notes. Nothing in this Section 9.01 shall preclude the Holders from foreclosing upon any property included in the Collateral.

     Holders may not seek to enforce rights against the Trust (a) by commencing any recovery or enforcement proceedings against the Trust, (b) by applying to wind up the Trust, (c) otherwise than through the Indenture Trustee in its exercise of powers to petition a court to appoint a receiver or administrator to the Trust or for the Collateral, (d) by making any statutory demand upon the Trust under applicable corporation law, or (e) in any other manner except as may be provided in the Indenture or in the Notes.

                                   ARTICLE 10
                          MEETINGS OF HOLDERS OF NOTES

     SECTION 10.01. Purposes for Which Meetings May be Called. A meeting of Holders of Notes may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be made, given or taken by the Holders of Notes.

     SECTION 10.02. Call, Notice and Place of Meetings. (a) Unless otherwise provided in the Notes, the Indenture Trustee may at any time call a meeting of Holders of the Notes for any purpose specified in Section 10.01, to be held at such time and at such place in The City of New York or such other place as the Indenture Trustee shall determine. Notice of every meeting of

Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than twenty-one (21) nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Trust or the Holders of at least ten percent (10%) in principal amount of the Outstanding Notes shall have requested the Indenture Trustee to call a meeting of Holders for any purpose specified in
Section 10.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Indenture Trustee shall not have made the first publication or mailing of the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided in the Indenture, then the Trust or the Holders of Notes in the amount above specified, as the case may be, may determine the time and the place in The City of New York and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

     SECTION 10.03. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders, a Person shall be (a) a Holder of one or more Outstanding Notes; or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Indenture Trustee and its counsel and any representatives of the Trust and its counsel.

     SECTION 10.04. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Notes shall constitute a quorum for a meeting of Holders; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which the Indenture expressly provides may be given by the Holders of a majority in principal amount of the Outstanding Notes, the Persons entitled to vote a majority in principal amount of the Outstanding Notes shall constitute a quorum. In the absence of a quorum within thirty (30) minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders, be dissolved. In any other case the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten
(10) days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10.02(a), except that such notice need be given only once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes which shall constitute a quorum.

     Except as limited by Section 8.02(a) and Section 6.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Notes; provided, however, that, except as limited by Section 8.02(a) and Section 6.02, any resolution with respect to any consent or waiver which the Indenture expressly provides may be given by the Holders of a majority in principal amount of the Outstanding Notes may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Notes; and provided, further, that, except as limited by Section 8.02(a) and Section 6.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which the Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority in principal amount of the Outstanding Notes may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes.

     Notwithstanding the preceding two paragraphs, any request, demand, authorization, direction, notice, consent, waiver or other action of Holders under the Indenture or the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided in the Indenture, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, when it is expressly required, to the Trust. The percentage of principal amount of the Outstanding Notes held by the Holders delivering such instruments which is required to approve any such action shall be the same as the percentage required for approval at a duly convened meeting of Holders.

     Any resolution passed or decision taken at any meeting of Holders duly held or by duly executed instrument in accordance with this Section shall be binding on all Holders of the Notes, whether or not such Holders were present or represented at the meeting.

     SECTION 10.05. Determination of Voting Rights; Conduct and Adjournment of Meetings.

          (a) Notwithstanding any other provisions of the Indenture, the Indenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

          (b) The Indenture Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Trust or by Holders as provided in Section 10.02(b), in which case the Trust or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting.

          (c) At any meeting, each Holder or proxy shall be entitled to one vote for each $1,000 of principal amount of Notes held or represented by him, her or it; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder or proxy.

          (d) Notwithstanding any other provision in the Indenture to the contrary, any meeting of Holders duly called pursuant to Section 10.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting; and the meeting may be held as so adjourned without further notice.

     SECTION 10.06. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 10.02 and, if applicable, Section 10.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Trust, and another to the Indenture Trustee to be preserved by the Indenture Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 11
                           NOTES IN FOREIGN CURRENCIES

     SECTION 11.01. Notes in Foreign Currencies. In the absence of any provision to the contrary in the form of Notes, whenever the Indenture provides for (a) any action by, or the determination of any of the rights of, the Holders of Notes if not all of the Notes are denominated in the same currency, or (b) any distribution to the Holders of Notes of any amount in respect of any Note denominated in a currency other than Dollars, then all foreign denominated Notes shall be treated for any such action, determination of rights or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the Regular Record Date with respect to such Notes for such action, determination of rights or distribution (or, if there shall be no applicable Regular Record Date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Trust may specify in a written notice to the Indenture Trustee or, in the absence of such written notice, as the Indenture Trustee may determine.

                                   EXHIBIT A-1
                           FORM OF RETAIL GLOBAL NOTE


THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE (HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST (HEREINAFTER DEFINED) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND UNLESS ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


REGISTERED NO.:            CUSIP NO.:                PRINCIPAL AMOUNT: U.S. $



                      PRINCIPAL LIFE INCOME FUNDINGS TRUST o


                         PRINCIPAL(R) LIFE CORENOTES(R)

Original Issue Date:                                         Floating Rate Note: [  ] Yes [  ] No.  If yes,
Issue Price:                                                          Regular Floating Rate Notes [  ]
Stated Maturity Date:                                                 Floating Rate/ Fixed Rate Notes: [  ]
Settlement Date:                                                      Interest Rate:
Securities Exchange Listing:  [  ] Yes  [  ] No.  If yes,             Interest Rate Basis(es):
         indicate name(s) of Securities Exchange(s):                  LIBOR [  ]
         __________________________________.                                   [ ] LIBOR Reuters Page:
Depositary:                                                                    [ ] LIBOR Moneyline Telerate Page:
Authorized Denominations:                                                      LIBOR Currency:


--------


"Principal(R)" is a registered service mark of Principal Financial Services, Inc. and is used under license. "CoreNotes(R)" is a registered service mark of Merrill Lynch & Co.

Collateral held in the Trust:  Principal Life Insurance                     CMT Rate [  ]
   Company Funding Agreement No. __, the related Principal                     Designated CMT Telerate Page:
   Financial Group, Inc. Guarantee which fully and                                      If Telerate Page7052:
   unconditionally guarantees the payment obligations of                                [ ] Weekly Average
   Principal Life Insurance Company under the Funding                                   [ ] Monthly Average
   Agreement, all proceeds of the Funding Agreement and                        Designated CMT Maturity Index:
   the related Guarantee and all rights and books and                 CD Rate [  ]
   records pertaining to the foregoing.                               Commercial Paper Rate [  ]
Interest Rate or Formula:                                             Prime Rate [  ]
Fixed Rate Note: [  ] Yes [  ] No.  If yes,                           Treasury Rate [  ]
         Interest Rate:                                               Index Maturity:
         Interest Payment Frequency:                                  Spread and/or Spread Multiplier:
         Day Count Convention:                                        Initial Interest Rate, if any:
         Additional/Other Terms:                                      Initial Interest Reset Date:
Discount Note: [  ] Yes [  ] No.  If yes,                             Interest Reset Dates:
         Total Amount of Discount:                                    Interest Determination Date(s):
         Initial Accrual Period of Discount:                          Interest Payment Dates:
         Interest Payment Dates:                                      Maximum Interest Rate, if any:
         Additional/Other Terms:                                      Minimum Interest Rate, if any:
Redemption Provisions: [  ] Yes  [  ] No.  If yes,                    Fixed Rate Commencement Date, if any:
         Initial Redemption Date:                                     Fixed Interest Rate, if any:
         Additional/Other Terms:                                      Day Count Convention:
Repayment Provisions: [  ] Yes  [  ] No.  If yes,                     Additional/Other Terms:
         Repayment Date(s):                                  Regular Record Date(s):
         Repayment Price:                                    Sinking Fund:
         Additional/Other Terms:                             Calculation Agent:
                                                             Additional/Other Terms:
                                                             Survivor's Option: [  ] Yes [  ] No.
                                                                      If yes, the attached Survivor's
                                                                      Option Rider is incorporated into this
                                                                      Note.
                                                             Trust Put Limitation:


         The Principal Life Income Fundings Trust designated above (the "Trust"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above and, if so specified above, to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal hereof is paid or made available for payment. Payments of principal, premium, if any, and interest hereon will be made in the lawful currency of the United States of America ("U.S. Dollars" or "United States dollars"). The "Principal Amount" of this Note at any time means (1) if this Note is a Discount Note (as hereinafter defined), the Amortized Face Amount (as hereinafter defined) at such time (as defined in Section 3(c) on the reverse hereof) and (2) in all other cases, the Principal Amount hereof. Capitalized terms not otherwise defined herein shall have their meanings set forth in the Indenture, dated as of the date of the Pricing



                                     A-1-2

Supplement (the "Indenture"), between Citibank, N.A., as the indenture trustee (the "Indenture Trustee"), and the Trust, or on the face hereof.

         This Note will mature on the Stated Maturity Date, unless its principal (or any installment of its principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption by the Trust or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Note becomes due and payable, as the case may be, is referred to as the "Maturity Date").

         A "Discount Note" is any Note that has an Issue Price that is less than 100% of the Principal Amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date.

         Unless otherwise specified above, the interest payable on each Interest Payment Date or the Maturity Date will be the amount of interest accrued from and including the Original Issue Date or from and including the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be.

         Unless otherwise specified above, the interest payable on any Interest Payment Date will be paid to the Holder on the Regular Record Date for such Interest Payment Date, which Regular Record Date shall be the fifteenth (15th) calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date; provided that, notwithstanding any provision of the Indenture to the contrary, interest payable on any Maturity Date shall be payable to the Person to whom principal shall be payable; and provided, further, that unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.

         Payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made through the Indenture Trustee to the account of DTC or its nominee and will be made in accordance with depositary arrangements with DTC.

         Unless otherwise specified on the face hereof, the Holder hereof will not be obligated to pay any administrative costs imposed by banks in making payments in immediately available funds by the Trust. Unless otherwise specified on the face hereof, any tax assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.






                                     A-1-3

         IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed, by manual or facsimile signature.



                                            THE PRINCIPAL LIFE INCOME FUNDINGS
                                            TRUST SPECIFIED ON THE FACE OF
                                            THIS NOTE

Dated:  Original Issue Date                 By: U.S. Bank Trust National
                                            Association, not in its individual
                                            capacity but solely as Trustee.


                                            By: ________________________________
                                                    Authorized Officer





                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the Principal Life Income Fundings Trust specified on the face of this Note referred to in the within-mentioned Indenture.



                                            CITIBANK, N.A.
                                            As Indenture Trustee

Dated:  Original Issue Date

                                            By:    _____________________________
                                                   Authorized Signatory


                                     A-1-4

                                              [REVERSE FORM OF NOTE]


SECTION 1. GENERAL. This Note is one of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.

SECTION 2. CURRENCY. This Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. Dollars.

SECTION 3. DETERMINATION OF INTEREST RATE AND CERTAIN OTHER TERMS.

     (a) Fixed Rate Notes. If this Note is specified on the face hereof as a "Fixed Rate Note":

          (i) This Note will bear interest at the rate per annum specified on the face hereof. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

          (ii) Unless otherwise specified on the face hereof, the Interest Payment Dates for this Note will be as follows:

                 INTEREST PAYMENT FREQUENCY                 INTEREST PAYMENT DATES
                 --------------------------------------     --------------------------------------
                 Monthly                                    Fifteenth day of each calendar month,
                                                            beginning in the first calendar month
                                                            following the month this Note was
                                                            issued.

                 Quarterly                                  Fifteenth day of every third calendar
                                                            month, beginning in the third calendar
                                                            month following the month this Note was
                                                            issued.

                 Semi-annual                                Fifteenth day of every sixth calendar
                                                            month, beginning in the sixth calendar
                                                            month following the month this Note was
                                                            issued.

                 Annual                                     Fifteenth day of every twelfth calendar month,
                                                            beginning in the twelfth calendar
                                                            month following the month this Note was
                                                            issued.

          (iii) If any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     (b) Floating Rate Notes. If this Note is specified on the face hereof as a "Floating Rate Note":



                                     A-1-5

          (i) Interest Rate Basis. Interest on this Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include the CD Rate, the CMT Rate, the Commercial Paper Rate, LIBOR, the Prime Rate or the Treasury Rate (each as defined below).

          (ii) Effective Rate. The rate derived from the applicable Interest Rate Basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on: (1) if that day is an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding that Interest Reset Date; or (2) if that day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

          (iii) Spread; Spread Multiplier; Index Maturity. The "Spread" is the number of basis points (one one-hundredth of a percentage point) specified on the face hereof to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to this Note. The "Spread Multiplier" is the percentage specified on the face hereof of the related Interest Rate Basis or Interest Rate Bases applicable to this Note by which the Interest Rate Basis or Interest Rate Bases will be multiplied to determine the applicable interest rate. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Interest Rate Bases will be calculated.

          (iv) Regular Floating Rate Note. Unless this Note is specified on the face hereof as a Floating Rate/Fixed Rate Note, this Note (a "Regular Floating Rate Note") will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate
          Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

          (v) Floating Rate/Fixed Rate Notes. If this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which this Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that:
          (A) the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and (B) the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.



                                     A-1-6

          (vi) Interest Reset Dates. The period between Interest Reset Dates will be the "Interest Reset Period." Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of this Floating Rate Note if by its terms it resets: (1) daily--each business day; (2) weekly--the Wednesday of each week, with the exception of any weekly reset Floating Rate Note as to which the Treasury Rate is an applicable Interest Rate Basis, which will reset the Tuesday of each week; (3) monthly--the fifteenth day of each calendar month; (4) quarterly--the fifteenth day of March, June, September and December of each year; (5) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (6) annually--the fifteenth day of the month of each year specified on the face hereof; provided, however, that, with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date. If any Interest Reset Date for this Floating Rate Note would otherwise be a day that is not a Business Day, the particular Interest Reset Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Reset Date will be the immediately preceding Business Day.

          (vii) Interest Determination Dates. The interest rate applicable to a Floating Rate Note for an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular "Interest Determination Date", which will be: (1) with respect to the Commercial Paper Rate and the Prime Rate--the Business Day immediately preceding the related Interest Reset Date; (2) with respect to the CD Rate and the CMT Rate--the second Business Day preceding the related Interest Reset Date; (3) with respect to LIBOR--the second London Banking Day (as defined below) preceding the related Interest Reset Date; and (4) with respect to the Treasury Rate--the day of the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday. The Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two Business Days before the related Interest Reset Date for the applicable Floating Rate Note on which each Interest Reset Basis is determinable. "London Banking Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.

          (viii) Calculation Dates. The interest rate applicable to each Interest Reset Period will be determined by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, which will be determined on the particular Interest Determination Date. Upon request of the Holder of a Floating Rate Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination




                                     A-1-7
          made for the next succeeding Interest Reset Date with respect to such Floating Rate Note. The "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of: (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

          (ix) Maximum or Minimum Interest Rate. If specified on the face hereof, this Note may have either or both of a Maximum Interest Rate or a Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, the interest rate on a Floating Rate Note shall not exceed the maximum interest rate permitted by applicable law.

          (x) Interest Payments. Unless otherwise specified on the face hereof, the Interest Payment Dates will be, in the case of a Floating Rate Note which resets: (1) daily, weekly or monthly--the fifteenth day of each calendar month or on the fifteenth day of March, June, September and December of each year, as specified on the face hereof; (2) quarterly--the fifteenth day of March, June, September and December of each year; (3) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (4) annually--the fifteenth day of the month of each year as specified on the face hereof. In addition, the Maturity Date will also be an Interest Payment Date. If any Interest Payment Date other than the Maturity Date for this Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

          (xi) Rounding. Unless otherwise specified on the face hereof, all percentages resulting from any calculation on this Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on this Floating Rate Note will be rounded to the nearest cent.



                                     A-1-8

          (xii) Interest Factor. With respect to this Floating Rate Note, accrued interest is calculated by multiplying the principal amount of such Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Reset Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified above applied.

          (xiii) Determination of Interest Rate Basis. The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.

               (A) CD Rate Notes. If the Interest Rate Basis is the CD Rate, this Note shall be deemed a "CD Rate Note." Unless otherwise specified on the face hereof, "CD Rate" means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date. "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System. "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http//www.federalreserve.gov/releases/H15/update, or any successor site or publication.




                                     A-1-9

               (B) CMT Rate Notes. If the Interest Rate Basis is the CMT Rate, this Note shall be deemed a "CMT Rate Note." Unless otherwise specified on the face hereof, "CMT Rate" means:

                 (1) if CMT Moneyline Telerate Page 7051 is specified on the face hereof:

                    i. the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or

                    ii. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities"; or

                    iii. if the rate referred to in clause (ii) does not so
                         appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

                    iv. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the purchasing agent or its affiliates) (each, a "Reference Dealer") selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular



                                     A-1-10

                          Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    v. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                    vi. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    vii. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                    viii. if fewer than three prices referred to in clause (vi)
                          are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; or

               (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof:

                    i. the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor


                                     A-1-11
                         service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                    ii. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or

                    iii. if the rate referred to in clause (ii) does not so
                         appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                    iv. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    v. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or



                                     A-1-12

                    vi. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

                    vii. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                    viii. if fewer than three prices referred to in clause (vi)
                          are provided as requested, the CMT Rate in effect on that Interest Determination Date.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

          (C) Commercial Paper Rate Notes. If the Interest Rate Basis is the Commercial Paper Rate, this Note shall be deemed a "Commercial Paper Rate Note." Unless otherwise specified on the face hereof, "Commercial Paper Rate" means: (1) the Money Market Yield (as defined below) on the particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper--Nonfinancial"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper--




                                     A-1-13

          Nonfinancial"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular Interest Determination Date. "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


                    Money Market Yield =                D x 360       x 100
                                                   ------------------
                                                     360 - (D x M)

          where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

          (D) LIBOR Notes. If the Interest Rate Basis is LIBOR, this Note shall be deemed a "LIBOR Note." Unless otherwise specified on the face hereof, "LIBOR" means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date; or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the purchasing agent) in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately



                                     A-1-14

          11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in that principal financial center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date. "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars. "LIBOR Page" means either:
          (1) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or (2) if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

          (E) Prime Rate Notes. If the Interest Rate Basis is the Prime Rate, this Note shall be deemed a "Prime Rate Note." Unless otherwise specified on the face hereof, "Prime Rate" means: (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent as the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of




                                     A-1-15
          business on that Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in The City of New York selected by the Calculation Agent; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.


          (F) Treasury Rate Notes. If the Interest Rate Basis is the Treasury Rate, this Note shall be deemed a "Treasury Rate Note." Unless otherwise specified on the face hereof, "Treasury Rate" means: (1) the rate from the auction held on the Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in
          H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the purchasing agent or its affiliates) selected by the Calculation
          Agent, for the issue of Treasury Bills with a remaining maturity



                                     A-1-16
          closest to the Index Maturity specified on the face hereof; or (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date. "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

             Bond Equivalent Yield =              D x N        x 100
                                           ------------------
                                              360 - (D x M)

          where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

  (c) Discount Notes. If this Note is specified on the face hereof as a "Discount Note":

       (i) Principal and Interest. This Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal and interest shall be made as set forth on the face hereof. Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the Issue Price of a Discount Note and par is referred to as the "Discount".

       (ii) Redemption; Repayment; Acceleration. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Discount Note will be equal to the sum of: (A) the Issue Price (increased by any accruals of Discount); and (B) any unpaid interest accrued on such Discount Note to the Maturity Date ("Amortized Face Amount"). Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a Discount Note, a Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided above.

SECTION 4. REDEMPTION. If no redemption right is set forth on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date, except as set forth in the Indenture or in Section 10 hereof. In the case of a Note that is not a Discount Note, if a redemption right is set forth on the face of this Note, the Trust shall elect to redeem this Note on the Interest Payment



                                     A-1-17

Date after the Initial Redemption Date set forth on the face hereof on which the Funding Agreement is to be redeemed in whole or in part by Principal Life Insurance Company ("Principal Life") (each, a "Redemption Date"), in which case this Note must be redeemed on such Redemption Date in whole or in part, as applicable, prior to the Stated Maturity Date, in increments of $1,000 at the applicable Redemption Price (as defined below), together with unpaid interest, if any, accrued thereon to, but excluding, the applicable Redemption Date. "Redemption Price" shall mean the unpaid Principal Amount of this Note to be redeemed. The unpaid Principal Amount of this Note to be redeemed shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by
(2) the quotient derived by dividing (A) the outstanding principal amount of the Funding Agreement to be redeemed by Principal Life by (B) the outstanding principal amount of the Funding Agreement. Notice must be given not more than sixty (60) nor less than thirty (30) calendar days prior to the proposed Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof. If less than all of this Note is redeemed, the Indenture Trustee will select by lot or, in its discretion, on a pro rata basis, the amount of the interest of each direct participant in the Trust to be redeemed.

SECTION 5. SINKING FUNDS. Unless specified on the face hereof, this Note will not be subject to, or entitled to the benefit of, any sinking fund.


SECTION 6. REPAYMENT. If no repayment right is set forth on the face hereof, this Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date. If a repayment right is granted on the face of this Note, this Note may be subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a "Repayment Date"). On any Repayment Date, unless otherwise specified on the face hereof, this Note shall be repayable in whole or in part in increments of $1,000 at the option of the Holder hereof at a repayment price equal to 100% of the Principal Amount to be repaid, together with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received by the Indenture Trustee, with the form entitled "Option to Elect Repayment", below, duly completed by the Indenture Trustee. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note for the portion hereof not repaid shall be issued in the name of the Holder hereof upon the surrender hereof.


SECTION 7. MODIFICATIONS AND WAIVERS. The Indenture contains provisions permitting the Trust and the Indenture Trustee (1) at any time and from time to time without notice to, or the consent of, the Holders of any Notes issued under the Indenture to enter into one or more supplemental indentures for certain enumerated purposes and (2) with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby, to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of Holders of Notes under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture shall be entered into without the consent of the Holder of each Note affected thereby. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.



                                     A-1-18

SECTION 8. OBLIGATIONS UNCONDITIONAL. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall impair the right of each Holder of any Note, which is absolute and unconditional, to receive payment of the principal of, and any interest on, and premium, if any, on, such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 9. EVENTS OF DEFAULT. If an Event of Default with respect to this Note shall occur and be continuing, the principal of, and all other amounts payable on, the Notes may be declared due and payable, or may be automatically accelerated, as the case may be, in the manner and with the effect provided in the Indenture. In the event that this Note is a Discount Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3(c) hereof.


SECTION 10. WITHHOLDING; NO ADDITIONAL AMOUNTS; TAX EVENT AND REDEMPTION. All amounts due on this Note will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts to the Holder of this Note in respect of such withholding or deduction, any such withholding or deduction will not give rise to an event of default or any independent right or obligation to redeem this Note and the Holder will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder's interest in this Note as equitably determined by the Trust.


     If (1) a Tax Event (defined below) as to the Funding Agreement occurs and
(2) Principal Life redeems the Funding Agreement in whole or in part, the Trust will redeem the Notes, subject to the terms and conditions of Section 2.04 of the Indenture, at the Tax Event Redemption Price (defined below) together with unpaid interest accrued thereon to the applicable redemption date. "Tax Event" means that Principal Life shall have received an opinion of independent legal counsel stating in effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the effective date of the Funding Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within ninety (90) days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on the Funding Agreement or (ii) the Trust is, or will be within ninety (90) days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges. "Tax Event Redemption Price" means an amount equal to the unpaid principal amount of this Note to be redeemed, which shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount to be redeemed by Principal Life of the Funding Agreement by (B) the outstanding principal amount of the Funding Agreement.



                                     A-1-19

SECTION 11. LISTING. Unless otherwise specified on the face hereof, this Note will not be listed on any securities exchange.

SECTION 12. COLLATERAL. The Collateral for this Note includes the Funding Agreement and the Guarantee specified on the face hereof.

SECTION 13. NO RECOURSE AGAINST CERTAIN PERSONS. No recourse shall be had for the payment of any principal, interest or any other sums at any time owing under the terms of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.

SECTION 14. MISCELLANEOUS.

     (a) This Note is issuable only as a registered Note without coupons in denominations of $1,000 and any integral multiple in excess thereof unless otherwise specified on the face of this Note.

     (b) Prior to due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note shall be overdue, and none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

     (c) The Notes are being issued by means of a book-entry-only system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC will evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Trust and the Indenture Trustee will recognize Cede & Co., as nominee of DTC, as the registered owner of the Notes, as the Holder of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices and voting. Transfer of principal, premium (if any) and interest to participants of DTC will be the responsibility of DTC, and transfer of principal, premium (if any) and interest to beneficial holders of the Notes by participants of DTC will be the responsibility of such participants and other nominees of such beneficial holders. So long as the book-entry system is in effect, the selection of any Notes to be redeemed or repaid will be determined by DTC pursuant to rules and procedures established by DTC and its participants. Neither the Trust nor the Indenture Trustee will not be responsible or liable for such transfers or payments or for maintaining, supervising or reviewing the records maintained by DTC, its participants or persons acting through such participants.

     (d) This Note or portion hereof may not be exchanged for Definitive Notes, except in the limited circumstances provided for in the Indenture. The transfer or exchange of Definitive




                                     A-1-20

Notes shall be subject to the terms of the Indenture. No service charge will be made for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

SECTION 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                     A-1-21

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Trust to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the Principal Amount hereof together with interest to the repayment date, to the undersigned, at:

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address of the undersigned).

     For this Note to be repaid, the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) must receive at its Corporate Trust Office, or at such other place or places of which the Trust shall from time to time notify the Holder of this Note, not more than sixty (60) nor less than thirty (30) days prior to a Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $______ or an integral multiple of $1,000 in excess of $______) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$ _____________________                                     _________________________________________

                                                             NOTICE: The signature on this Option to
DATE: _________________                                      Elect Repayment must correspond with the
                                                             name as written upon the face of this
                                                             Note in every particular, without
                                                             alteration or enlargement or any change
                                                             whatever.

Principal Amount to be repaid, if amount to be               Fill in for registration of Notes
repaid is less than the Principal Amount of                  if to be issued otherwise than this
Note (Principal Amount remaining must be                     to the registered Holder:
an authorized denomination)
                                                             Name: __________________________
$_________________________                                   Address: ________________________

                                                             (Please print name and
                                                             address including zip code)


SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER: _________________



                                     A-1-22

                             SURVIVOR'S OPTION RIDER

     (a) Unless this Note, on its face, has been declared due and payable prior to the Maturity Date by reason of any Event of Default under the Indenture, or has been previously redeemed or otherwise repaid, the authorized Representative (as defined below) of a deceased Beneficial Owner (as defined below) of this Note shall have the option to elect repayment by the Trust in whole or in part prior to the Maturity Date following the death of the Beneficial Owner (a "Survivor's Option"). The Survivor's Option may not be exercised unless this Note was held by the Beneficial Owner or the estate of that Beneficial Owner for a period beginning at least 6 months immediately prior to the death of such Beneficial Owner. "Beneficial Owner" as used in this Survivor's Option Rider means, with respect to this Note, the person who has the right, immediately prior to such person's death, to receive the proceeds from the disposition of this Note, as well as the right to receive payments on this Note.

     (b) Upon (1) the valid exercise of the Survivor's Option and the proper tender of this Note by or on behalf of a person that has authority to act on behalf of the deceased Beneficial Owner of this Note under the laws of the appropriate jurisdiction (including, without limitation, the personal representative or executor of the deceased Beneficial Owner or the surviving joint owner of the deceased Beneficial Owner) (the "Representative") and (2) the tender and acceptance of that portion of the Funding Agreement equal to the amount of the portion of this Note to be redeemed, the Trust shall repay this Note (or portion thereof) at a price equal to 100% of the unpaid Principal Amount of the deceased Beneficial Owner's beneficial interest in this Note plus accrued and unpaid interest to, but excluding, the date of such repayment. However, the Trust shall not be obligated to repay:

     (i) beneficial ownership interests in Notes exceeding the greater of $2,000,000 or 2% (or such other amounts, as specified in the Pricing Supplement) in aggregate principal amount for all notes then outstanding under the Principal(R) Life CoreNotes(R) program as of the end of the most recent calendar year (the "Annual Put Limitation");

     (ii) on behalf of an individual deceased Beneficial Owner, any beneficial ownership interest in all notes issued under the Principal(R) Life CoreNotes(R) program that exceeds $250,000 (or such other amounts, as specified in the Pricing Supplement) in any calendar year (the "Individual Put Limitation"); or

     (iii) beneficial ownership interests in Notes exceeding the amount specified on the face hereof and in the Pricing Supplement (the "Trust Put Limitation").

     (c) The Trust shall not make principal repayments pursuant to exercise of the Survivor's Option in amounts that are less than $1,000, and, in the event that the limitations described in the preceding sentence would result in the partial repayment of this Note, the Principal Amount remaining Outstanding after repayment must be at least $1,000 (the minimum authorized denomination of the Notes).

     (d) An otherwise valid election to exercise the Survivor's Option may not be withdrawn.

     (e) Election to exercise the Survivor's Option will be accepted in the order that elections are received by the Trustee, except for any Notes (or portion thereof) the acceptance of which




                                     A-1-23
would contravene (1) the Annual Put Limitation, (2) the Individual Put Limitation or (3) the Trust Put Limitation. Any Note (or portion thereof) accepted for repayment pursuant to exercise of the Survivor's Option shall be repaid on the first Interest Payment Date that occurs 20 or more calendar days after the date of such acceptance. If, as of the end of any calendar year, the aggregate principal amount of all notes (or portions thereof) issued under the Principal(R) Life CoreNotessm program that have been tendered pursuant to the valid exercise of the Survivor's Option during such year has exceeded the Annual Put Limitation, the Individual Put Limitation or the Trust Put Limitation, for such year, any exercise(s) of the Survivor's Option with respect to Notes (or portions thereof) not accepted during such calendar year, because such acceptance would have contravened any such limitation, shall be deemed to be tendered on the first day of the following calendar year in the order all such notes (or portions thereof) were originally tendered. In the event that this Note (or any portion hereof) tendered for repayment pursuant to valid exercise of the Survivor's Option is not accepted or is to be delayed, the Trustee shall deliver a notice by first-class mail to the Depositary that states the reason such Note (or portion thereof) has not been accepted for payment or is to be delayed.

     (f) In order to obtain repayment through exercise of the Survivor's Option with respect to this Note (or portion hereof), the Representative must provide the following items to the broker or other entity through which the beneficial interest in this Note is held by the deceased Beneficial Owner: (1) a written instruction to such broker or other entity in the form of Annex A attached hereto to notify the Depositary of the Representative's desire to obtain repayment through the exercise of the Survivor's Option; (2) appropriate evidence satisfactory to the Trustee that (i) the deceased was the Beneficial Owner of this Note at the time of death and the interest in this Note was owned by the deceased Beneficial Owner or his or her estate for a period beginning at least six months immediately prior to the death of such Beneficial Owner, (ii) the death of such Beneficial Owner has occurred, and the date of such death, and
(iii) the Representative has authority to act on behalf of the deceased Beneficial Owner; (3) if the interest in this Note is held by a nominee of the deceased Beneficial Owner, a certificate satisfactory to the Trustee from such nominee attesting to the deceased's beneficial ownership of this Note; (4) a written request for repayment signed by the Representative, with the signature guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States; (5) if applicable, a properly executed assignment or endorsement; (6) tax waivers and such other instruments or documents that the Trustee reasonably requires in order to establish the validity of the beneficial ownership of this Note and the claimant's entitlement to payment; and (7) any additional information the Trustee reasonably requires to evidence satisfaction of any conditions to the exercise of such Survivor's Option or to document beneficial ownership or authority to make the election and to cause the repayment of this Note. Such broker or other entity shall then deliver each of these items to the direct participant of the Depositary, such direct participant being the entity that holds the beneficial interest in this Note on behalf of the deceased Beneficial Owner, together with evidence satisfactory to the Indenture Trustee from the broker or other entity stating that it represents the deceased Beneficial Owner. Such direct participant shall then deliver such items to the Indenture Trustee. The Indenture Trustee will then deliver these items to the Trustee and will provide the Trustee with any additional information (after receipt from such direct participant) the Trustee may request in connection with such exercise. Such direct participant shall be responsible for disbursing any payments it receives from the Depositary pursuant to exercise of the Survivor's Option to the




                                     A-1-24
appropriate Representative. All questions, other than with respect to the right to limit the aggregate Principal Amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year or as to the Notes, regarding the eligibility or validity of any exercise of the Survivor's Option will be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.

     (g) The death of a person holding a beneficial interest in this Note as a joint tenant or tenant by the entirety with another person, or as a tenant in common with the deceased owner's spouse, will be deemed the death of the Beneficial Owner of this Note, and the entire Principal Amount of this Note so held shall be subject to repayment by the Trust upon request in accordance with the terms and provisions hereof. However, the death of a person holding a beneficial interest in this Note as tenant in common with a person other than such deceased owner's spouse will be deemed the death of a Beneficial Owner only with respect to such deceased person's ownership interest in this Note.

     (h) The death of a person who was a lifetime beneficiary of a trust holding a beneficial interest in this Note will be treated as the death of the Beneficial Owner of this Note to the extent of that person's interest in the trust. The death of a person who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust holding a beneficial interest in this Note will be treated as the death of the Beneficial Owner of this Note. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust holding a beneficial interest in this Note will be treated as the death of the Beneficial Owner of this Note only with respect to the deceased person's beneficial interest in this Note, unless a husband and wife are the tenants in common, in which case the death of either will be treated as the death of the owner of this Note.

     (i) The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in this Note will be deemed the death of the Beneficial Owner of this Note for purposes of the Survivor's Option, regardless of whether that Beneficial Owner was the registered holder of this Note, if such beneficial ownership interest can be established to the satisfaction of the Trustee. A beneficial ownership interest will be deemed to exist in typical cases of nominee ownership, such as ownership under the Uniform Transfers of Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife and lifetime custodial and trust arrangements.




                                     A-1-25

                                                                         ANNEX A

                             REPAYMENT ELECTION FORM


                        PRINCIPAL LIFE INSURANCE COMPANY

                        PRINCIPAL(R) LIFE CORENOTES(R)

                              CUSIP NUMBER ________

     To: [Name of Issuing Trust] (the "TRUST")

     The undersigned financial institution (the "FINANCIAL INSTITUTION") represents the following:

     o The Financial Institution has received a request for repayment from the executor or other authorized representative (the "AUTHORIZED REPRESENTATIVE") of the deceased beneficial owner listed below (the "DECEASED BENEFICIAL OWNER") of Principal(R) Life CoreNotes(R) (CUSIP No. ____________) (the "NOTES").

     o At the time of his or her death, the Deceased Beneficial Owner owned Notes in the principal amount listed below.

     o The Deceased Beneficial Owner acquired the Notes at least six (6) months before the date of death of such Deceased Beneficial Owner.

     o The Financial Institution currently holds such notes as a direct or indirect participant in The Depository Trust Company (the "DEPOSITARY").

     The Financial Institution agrees to the following terms:

     o The Financial Institution shall follow the instructions (the "INSTRUCTIONS") accompanying this Repayment Election Form (this "FORM").

     o The Financial Institution shall make all records specified in the Instructions supporting the above representations available to U.S. Bank Trust National Association (the "TRUSTEE") or the [Name of Issuing Trust] (the "TRUST") for inspection and review within five business days of the Trustee's or the Trust's request.

     o If the Financial Institution, the Trustee or the Trust, in any such party's reasonable discretion, deems any of the records specified in the Instructions supporting the above representations unsatisfactory to substantiate a claim for repayment, the


--------

"Principal(R)" is a registered service mark of Principal Financial Services, Inc. and is used under license. "CoreNotes(R)" is a service mark of Merrill Lynch & Co.




                                     A-1-26

          Financial Institution shall not be obligated to submit this Form, and the Trustee or Trust may deny repayment. If the Financial Institution cannot substantiate a claim for repayment, it shall notify the Trustee immediately.

     o    Repayment elections may not be withdrawn.

     o The Financial Institution agrees to indemnify and hold harmless the Trustee and the Trust against and from any and all claims, liabilities, costs, losses, expenses, suits and damages resulting from the Financial Institution's above representations and request for repayment on behalf of the Authorized Representative.

     o The Notes will be repaid on the first Interest Payment Date to occur at least 20 calendar days after the date of acceptance of the notes for repayment, unless such date is not a business day, in which case the date of repayment shall be the next succeeding business day.

     o Subject to the Trust's rights to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.




                                     A-1-27

                                          REPAYMENT ELECTION FORM
(1)
-------------------------------------------------------------------------------------------------------------
                                     Name of Deceased Beneficial Owner
(2)
-------------------------------------------------------------------------------------------------------------
                                               Date of Death
(3)
-------------------------------------------------------------------------------------------------------------
                           Name of Authorized Representative Requesting Repayment
(4)
-------------------------------------------------------------------------------------------------------------
                             Name of Financial Institution Requesting Repayment
(5)
-------------------------------------------------------------------------------------------------------------
            Signature of Authorized Representative of Financial Institution Requesting Repayment
(6)
-------------------------------------------------------------------------------------------------------------
                                  Principal Amount of Requested Repayment
(7)
-------------------------------------------------------------------------------------------------------------
                                              Date of Election
(8)        Financial Institution                      (9)      Wire instructions for payment:
           Representative Name:                                Bank Name:
           Phone Number:                                       ABA Number:
           Fax Number:                                         Account Name:
           Mailing Address (no P.O. Boxes):                    Account Number:
                                                               Reference (optional):
-------------------------------------------------------------------------------------------------------------

TO BE COMPLETED BY THE TRUSTEE:

(A)      ELECTION NUMBER*:

(B)      DELIVERY AND PAYMENT DATE:

(C)      PRINCIPAL AMOUNT:

(D)      ACCRUED INTEREST:

(E)      DATE OF RECEIPT OF FORM BY THE TRUSTEE:

(F)      DATE OF ACKNOWLEDGMENT BY THE TRUSTEE:

------------

* To be assigned by the Trustee upon receipt of this Form. An acknowledgement, in the form of a copy of this document with the assigned Election Number, will be returned to the party and location designated in item (8) above.


                                     A-1-28

       INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM AND EXERCISING
                                REPAYMENT OPTION

     Capitalized terms used and not defined herein have the meanings defined in the accompanying Repayment Election Form.

1. Collect and retain for a period of at least three years (1) satisfactory evidence of the authority of the Authorized Representative, (2) satisfactory evidence of death of the Deceased Beneficial Owner, (3) satisfactory evidence that the Deceased Beneficial Owner beneficially owned, at the time of his or her death, the notes being submitted for repayment, (4) satisfactory evidence that the notes being submitted for repayment were acquired by the Deceased Beneficial Owner at least six (6) months before the date of the death of such Deceased Beneficial Owner, and
     (5) any necessary tax waivers. For purposes of determining whether the notes will be deemed beneficially owned by an individual at any given time, the following rules shall apply:

     o If a note (or a portion thereof) is beneficially owned by tenants by the entirety or joint tenants, the note (or relevant portion thereof) will be regarded as beneficially owned by a single owner. Accordingly, the death of a tenant by the entirety or joint tenant will be deemed the death of the beneficial owner and the entire principal amount so owned will become eligible for repayment.

     o The death of a person beneficially owning a note (or a portion thereof) by tenancy in common will be deemed the death of the beneficial owner only with respect to the deceased owner's interest in the note (or relevant portion thereof) so owned, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficial owner and the entire principal amount so owned will be eligible for repayment.

     o A note (or a portion thereof) beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the notes (or relevant portion thereof) beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

     o The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a note (or a portion thereof) will be deemed the death of the beneficial owner of that note (or relevant portion thereof), regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will exist in many cases of street name or nominee ownership, custodial arrangements, ownership by a trustee, ownership under the Uniform Transfers of Gifts to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a note, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a note.

2.   Indicate the name of the Deceased Beneficial Owner on line (1).

3.   Indicate the date of death of the Deceased Beneficial Owner on line (2).

4. Indicate the name of the Authorized Representative requesting repayment on line (3).


                                     A-1-29

5.   Indicate the name of the Financial Institution requesting repayment on line
     (4).

6. Affix the authorized signature of the Financial Institution's representative on line (5). THE SIGNATURE MUST BE MEDALLION SIGNATURE GUARANTEED.

7.   Indicate the principal amount of notes to be repaid on line (6).

8.   Indicate the date this Form was completed on line (7).

9. Indicate the name, mailing address (no P.O. boxes, please), telephone number and facsimile-transmission number of the party to whom the acknowledgment of this election may be sent in item (8).

10.  Indicate the wire instruction for payment on line (9).

11.  Leave lines (A), (B), (C), (D), (E) and (F) blank.

12.  Mail or otherwise deliver an original copy of the completed Form to:

                                 Citibank, N.A.
                             Citibank Agency & Trust
                       111 Wall Street, 14th Floor, Zone 3
                            New York, New York 10005


13.  FACSIMILE TRANSMISSIONS OF THE REPAYMENT ELECTION FORM WILL NOT BE
     ACCEPTED.

14. If the acknowledgement of the Trustee's receipt of this Form, including the assigned Election Number, is not received within ten days of the date such information is sent to Citibank, N.A., contact the Trustee at 100 Wall Street, 16th Floor, New York, New York 10005, attention: Corporate Trust Administration, telephone number: (212) 361-2458.

15. For assistance with this Form or any questions relating thereto, please contact U.S. Bank Trust National Association at 100 Wall Street, 16th Floor, New York, New York 10005, attention: Corporate Trust Administration, telephone number: (212) 361-2458.


                                     A-1-30

                                   EXHIBIT A-2
                        FORM OF INSTITUTIONAL GLOBAL NOTE


THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE (HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST (HEREINAFTER DEFINED) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND UNLESS ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


REGISTERED NO.:                CUSIP NO.:             PRINCIPAL AMOUNT: U.S. $



                     Principal Life Income Fundings Trust o



                        SENIOR SECURED MEDIUM-TERM NOTES

Original Issue Date:                                         Floating Rate Note: [  ] Yes [  ] No.  If yes,
Issue Price:                                                          Regular Floating Rate Notes [  ]
Stated Maturity Date:                                                 Inverse Floating Rate Notes [  ]
Settlement Date:                                                      Floating Rate/ Fixed Rate Notes: [  ]
Securities Exchange Listing:  [  ] Yes  [  ] No.  If yes,             Interest Rate:
         indicate name(s) of Securities Exchange(s):                  Interest Rate Basis(es):
         __________________________________.                          LIBOR [  ]
Depositary:                                                                    [ ] LIBOR Reuters Page:
Authorized Denominations:                                                      [ ] LIBOR Moneyline Telerate Page:
Collateral held in the Trust:  Principal Life Insurance                        LIBOR Currency:
   Company Funding Agreement No. o  , the related                     EURIBOR [  ]
   Principal Financial Group, Inc. Guarantee which fully

                                                                      CMT Rate [  ]
   and unconditionally guarantees the payment obligations of                   Designated CMT Telerate Page:
   Principal Life Insurance Company under the Funding                                   If Telerate Page 7052:
   Agreement, all proceeds of the Funding Agreement and                                 [ ] Weekly Average
   the related Guarantee and all rights and books and                                   [ ] Monthly Average
   records pertaining to the foregoing.                                        Designated CMT Maturity Index:
Additional Amounts to be Paid: [  ] Yes  [  ] No                      CD Rate [  ]
Interest Rate or Formula:                                             Commercial Paper Rate [  ]
Fixed Rate Note: [  ] Yes [  ] No.  If yes,                           Eleventh District Cost of Funds Rate [  ]
         Interest Rate:                                               Federal Funds Rate [  ]
         Interest Payment Frequency:                                  Prime Rate [  ]
         Day Count Convention:                                        Treasury Rate [  ]
         Additional/Other Terms:                                      Index Maturity:
Amortizing Note: [  ] Yes [  ] No.  If yes,                           Spread and/or Spread Multiplier:
         Amortization schedule or formula:                            Initial Interest Rate, if any:
         Additional/Other Terms:                                      Initial Interest Reset Date:
Discount Note: [  ] Yes [  ] No.  If yes,                             Interest Reset Dates:
         Total Amount of Discount:                                    Interest Determination Date(s):
         Initial Accrual Period of Discount:                          Interest Payment Dates:
         Interest Payment Dates:                                      Maximum Interest Rate, if any:
         Additional/Other Terms:                                      Minimum Interest Rate, if any:
Redemption Provisions: [  ] Yes  [  ] No.  If yes,                    Fixed Rate Commencement Date, if any:
         Initial Redemption Date:                                     Fixed Interest Rate, if any:
         Initial Redemption Percentage:                               Day Count Convention:
         Annual Redemption Percentage Reduction,                      Additional/Other Terms:
if any:                                                      Regular Record Date(s):
         Additional/Other Terms:                             Sinking Fund:
Repayment Provisions: [  ] Yes  [  ] No.  If yes,            Specified Currency:
         Repayment Date(s):                                  Exchange Rate Agent:
         Repayment Price:                                    Calculation Agent:
         Additional/Other Terms:                             Additional/Other Terms:

         The Principal Life Income Fundings Trust designated above (the "Trust"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above and, if so specified above, to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal hereof is paid or made available for payment. Unless otherwise specified above, payments of principal, premium, if any, and interest hereon will be made in the lawful currency of the United States of America ("U.S. Dollars" or "United States dollars"). If the Specified Currency specified above is other than U.S. Dollars, the Holder (as defined in the Indenture) shall receive such payments in such Foreign Currency (as hereinafter defined). The "Principal Amount" of this Note at any time means
(1) if this Note is a Discount Note (as hereinafter



                                     A-2-2
defined), the Amortized Face Amount (as hereinafter defined) at such time (as defined in Section 3(c) on the reverse hereof) and (2) in all other cases, the Principal Amount hereof. Capitalized terms not otherwise defined herein shall have their meanings set forth in the Indenture, dated as of the date of the Pricing Supplement (the "Indenture"), between Citibank, N.A., as the indenture trustee (the "Indenture Trustee"), and the Trust, or on the face hereof.

         This Note will mature on the Stated Maturity Date, unless its principal (or any installment of its principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption by the Trust or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Note becomes due and payable, as the case may be, is referred to as the "Maturity Date").

         A "Discount Note" is any Note that has an Issue Price that is less than 100% of the Principal Amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date.

         Unless otherwise specified above, the interest payable on each Interest Payment Date or the Maturity Date will be the amount of interest accrued from and including the Original Issue Date or from and including the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be.

         Unless otherwise specified above, the interest payable on any Interest Payment Date will be paid to the Holder on the Regular Record Date for such Interest Payment Date, which Regular Record Date shall be the fifteenth (15th) calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date; provided that, notwithstanding any provision of the Indenture to the contrary, interest payable on any Maturity Date shall be payable to the Person to whom principal shall be payable; and provided, further, that unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.

         Payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made through the Indenture Trustee to the account of DTC or its nominee and will be made in accordance with depositary arrangements with DTC.

         Unless otherwise specified on the face hereof, the Holder hereof will not be obligated to pay any administrative costs imposed by banks in making payments in immediately available funds by the Trust. Unless otherwise specified on the face hereof, any tax assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.



                                     A-2-3

         Unless the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.






                                     A-2-4

         IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed, by manual or facsimile signature.



                                            THE PRINCIPAL LIFE INCOME FUNDINGS
                                            TRUST SPECIFIED ON THE FACE OF
                                            THIS NOTE

Dated:  Original Issue Date                 By: U.S. Bank Trust National
                                            Association, not in its individual
                                            capacity but solely as Trustee.



                                            By: ________________________________
                                                    Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the Principal Life Income Fundings Trust specified on the face of this Note referred to in the within-mentioned Indenture.



                                            CITIBANK, N.A.
                                            As Indenture Trustee

Dated:  Original Issue Date

                                            By:    _____________________________
                                                   Authorized Signatory







                                     A-2-5

                             [REVERSE FORM OF NOTE]


SECTION 1. GENERAL. This Note is one of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.

SECTION 2. CURRENCY.

     (a) Unless specified otherwise on the face hereof, this Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. Dollars. If specified as the Specified Currency, this Note may be denominated in, and payments of principal, premium, if any, and/or interest, if any, may be made in a single currency other than U.S. Dollars (a "Foreign Currency"). If this Note is denominated in a Foreign Currency, the Holder of this Note is required to pay for this Note in the Specified Currency.

     (b) Unless specified otherwise on the face hereof, if this Note is denominated in a Foreign Currency, the Trust is obligated to make payments of principal of, and premium, if any, and interest, if any, on, this Note in the Specified Currency. Any amounts so payable by the Trust in the Specified Currency will be converted by the Exchange Rate Agent into U.S. Dollars for payment to the Holder hereof unless otherwise specified on the face of this Note or the Holder elects, in the manner described below, to receive these amounts in the Specified Currency. If this Note is denominated in a Foreign Currency, any U.S. Dollar amount to be received by the Holder hereof will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Trust for the purchase by the quoting dealer of the Specified Currency for U.S. Dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all Holders of the Notes scheduled to receive U.S. Dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of the Notes by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency. If this Note is denominated in a Foreign Currency, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Indenture Trustee on or prior to a Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. The Holder of a Note denominated in a Foreign Currency to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the Specified Currency may be made. Unless specified otherwise on the face hereof, if the Specified Currency is other than U.S. Dollars, a beneficial owner of a Note represented by a global security which elects to receive payments of principal, premium, if any, and/or interest, if any, in the Specified Currency must notify the participant




                                     A-2-6
through which it owns its interest on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be, of its election. The applicable participant must notify DTC of its election on or prior to the third Business Day after the applicable Regular Record Date or at least 12 calendar days prior to the Maturity Date, as the case may be, and DTC will notify the Indenture Trustee of that election on or prior to the fifth Business Day after the applicable Regular Record Date or at least ten calendar days prior the Maturity Date, as the case may be. If complete instructions are received by the participant from the applicable beneficial owner and forwarded by the participant to DTC, and by DTC to the Indenture Trustee, on or prior to such dates, then the applicable beneficial owner will receive payments in the Specified Currency.

     (c) The Trust will indemnify the Holder hereof against any loss incurred as a result of any judgment or order being given or made for any amount due under this Note and that judgment or order requiring payment in a currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between: (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of that judgment or order; and (ii) the rate of exchange at which the Holder, on the date of payment of that judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received.

     (d) Unless otherwise specified on the face hereof, if payment hereon is required to be made in a Foreign Currency and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Trust's control, then the Trust will be entitled to make payments with respect hereto in U.S. Dollars on the basis of the Market Exchange Rate (as hereinafter defined), computed by the Exchange Rate Agent, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.

     (e) The "Market Exchange Rate" for the Foreign Currency shall mean the noon dollar buying rate in The City of New York for cable transfers for the Foreign Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

     (f) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

     (g) All costs of exchange in respect of this Note, if denominated in a Foreign Currency, will be borne by the Holder hereof.

SECTION 3.        DETERMINATION OF INTEREST RATE AND CERTAIN OTHER TERMS.

     (a) Fixed Rate Notes. If this Note is specified on the face hereof as a "Fixed Rate Note":

          (i) This Note will bear interest at the rate per annum specified on the face hereof. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.



                                     A-2-7

          (ii) Unless otherwise specified on the face hereof, the Interest Payment Dates for this Note will be as follows:

                 INTEREST PAYMENT FREQUENCY                 INTEREST PAYMENT DATES
                 --------------------------------------     --------------------------------------
                 Monthly                                    Fifteenth day of each calendar month,
                                                            beginning in the first calendar month
                                                            following the month this Note was
                                                            issued.

                 Quarterly                                  Fifteenth day of every third calendar
                                                            month, beginning in the third calendar
                                                            month following the month this Note was
                                                            issued.

                 Semi-annual                                Fifteenth day of every sixth calendar
                                                            month, beginning in the sixth calendar
                                                            month following the month this Note was
                                                            issued.

                 Annual                                     Fifteenth day of every twelfth
                                                            calendar month, beginning in the
                                                            twelfth calendar month following the
                                                            month this Note was issued.

          (iii) If any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     (b) Floating Rate Notes. If this Note is specified on the face hereof as a "Floating Rate Note":

          (i) Interest Rate Basis. Interest on this Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, EURIBOR, the Prime Rate or the Treasury Rate (each as defined below).

          (ii) Effective Rate. The rate derived from the applicable Interest Rate Basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on: (1) if that day is an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding that Interest Reset Date; or (2) if that day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

          (iii) Spread; Spread Multiplier; Index Maturity. The "Spread" is the number of basis points (one one-hundredth of a percentage point) specified on the face hereof to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to this Note. The "Spread Multiplier" is the percentage specified on the




                                     A-2-8
          face hereof of the related Interest Rate Basis or Interest Rate Bases applicable to this Note by which the Interest Rate Basis or Interest Rate Bases will be multiplied to determine the applicable interest rate. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Interest Rate Bases will be calculated.

          (iv) Regular Floating Rate Note. Unless this Note is specified on the face hereof as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, this Note (a "Regular Floating Rate Note") will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Regular Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

          (v) Floating Rate/Fixed Rate Notes. If this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which this Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that:
          (A) the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and (B) the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

          (vi) Inverse Floating Rate Notes. If this Note is specified on the face hereof as an "Inverse Floating Rate Note", this Note will bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Interest Rate
          Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on this Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

          (vii) Interest Reset Dates. The period between Interest Reset Dates will be the "Interest Reset Period." Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of this Floating Rate Note if by its terms it resets: (1) daily--each business day; (2) weekly--the Wednesday of each week, with the exception of any weekly reset Floating Rate Note as to which the Treasury Rate is an applicable Interest Rate Basis, which will reset the Tuesday of each week; (3) monthly--the fifteenth day of each calendar month, with the exception of any




                                     A-2-9
          monthly reset Floating Rate Note as to which the Eleventh District Cost of Funds Rate is an applicable Interest Rate Basis, which will reset on the first calendar day of the month; (4) quarterly--the fifteenth day of March, June, September and December of each year; (5) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (6) annually--the fifteenth day of the month of each year specified on the face hereof; provided, however, that, with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date. If any Interest Reset Date for this Floating Rate Note would otherwise be a day that is not a Business Day, the particular Interest Reset Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Reset Date will be the immediately preceding Business Day.

          (viii) Interest Determination Dates. The interest rate applicable to a Floating Rate Note for an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular "Interest Determination Date", which will be: (1) with respect to the Commercial Paper Rate, Federal Funds Rate and the Prime Rate--the Business Day immediately preceding the related Interest Reset Date; (2) with respect to the CD Rate and the CMT Rate--the second Business Day preceding the related Interest Reset Date; (3) with respect to the Eleventh District Cost of Funds Rate--the last working day of the month immediately preceding the related Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index (as defined below); (4) with respect to LIBOR and EURIBOR--the second London Banking Day (as defined below) preceding the related Interest Reset Date; and (5) with respect to the Treasury Rate--the day of the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday. The Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two Business Days before the related Interest Reset Date for the applicable Floating Rate Note on which each Interest Reset Basis is determinable. "London Banking Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.

          (ix) Calculation Dates. The interest rate applicable to each Interest Reset Period will be determined by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, EURIBOR and the Eleventh District Cost of Funds Rate, which will be determined on the particular Interest Determination Date. Upon request of the Holder of a Floating Rate Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest




                                     A-2-10

          Reset Date with respect to such Floating Rate Note. The "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of: (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

          (x) Maximum or Minimum Interest Rate. If specified on the face hereof, this Note may have either or both of a Maximum Interest Rate or a Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, the interest rate on a Floating Rate Note shall not exceed the maximum interest rate permitted by applicable law.

          (xi) Interest Payments. Unless otherwise specified on the face hereof, the Interest Payment Dates will be, in the case of a Floating Rate Note which resets: (1) daily, weekly or monthly--the fifteenth day of each calendar month or on the fifteenth day of March, June, September and December of each year, as specified on the face hereof; (2) quarterly--the fifteenth day of March, June, September and December of each year; (3) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (4) annually--the fifteenth day of the month of each year as specified on the face hereof. In addition, the Maturity Date will also be an Interest Payment Date. If any Interest Payment Date other than the Maturity Date for this Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

          (xii) Rounding. Unless otherwise specified on the face hereof, all percentages resulting from any calculation on this Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on this Floating Rate Note will be rounded, in the case of U.S. Dollars, to

                                     A-2-11
          the nearest cent or, in the case of a Foreign Currency, to the nearest unit (with one-half cent or unit being rounded upwards).

          (xiii) Interest Factor. With respect to this Floating Rate Note, accrued interest is calculated by multiplying the principal amount of such Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Reset Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, EURIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified above applied.

          (xiv) Determination of Interest Rate Basis. The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.

               (A) CD Rate Notes. If the Interest Rate Basis is the CD Rate, this Note shall be deemed a "CD Rate Note." Unless otherwise specified on the face hereof, "CD Rate" means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date."H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors




                                     A-2-12
               of the Federal Reserve System. "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http//www.federalreserve.gov/releases/H15/update, or any successor site or publication.


               (B) CMT Rate Notes. If the Interest Rate Basis is the CMT Rate, this Note shall be deemed a "CMT Rate Note." Unless otherwise specified on the face hereof, "CMT Rate" means:

                  (1) if CMT Moneyline Telerate Page 7051 is specified on the face hereof:

                    i. the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or

                    ii. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities"; or

                    iii. if the rate referred to in clause (ii) does not so
                         appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

                    iv. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the purchasing agent or its affiliates) (each, a




                                     A-2-13

                         "Reference Dealer") selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    v. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                    vi. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    vii. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                    viii. if fewer than three prices referred to in clause (vi)
                         are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; or

               (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof:



                                     A-2-14

                    i. the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                    ii. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or

                    iii. if the rate referred to in clause (ii) does not so
                         appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                    iv. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or



                                     A-2-15

                    v. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                    vi. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

                    vii. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                    viii. if fewer than three prices referred to in clause (vi)
                         are provided as requested, the CMT Rate in effect on that Interest Determination Date.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

          (C) Commercial Paper Rate Notes. If the Interest Rate Basis is the Commercial Paper Rate, this Note shall be deemed a "Commercial Paper Rate Note." Unless otherwise specified on the face hereof, "Commercial Paper Rate" means: (1) the Money Market Yield (as defined below) on the particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial
          Paper--




                                     A-2-16

          Nonfinancial"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular Interest Determination Date. "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


             Money Market Yield =                D x 360       x 100
                                           ------------------
                                             360 - (D x M)

          where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

          (D) Eleventh District Cost of Funds Rate Notes. If the Interest Rate Basis is the Eleventh District Cost of Funds Rate, this Note shall be deemed an "Eleventh District Cost of Funds Rate Note." Unless otherwise specified on the face hereof, "Eleventh District Cost of Funds Rate" means: (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular Interest Determination Date falls as set forth under the caption "11th District" on the display on Moneyline Telerate (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7058") as of 11:00 A.M., San Francisco time, on that Interest Determination Date; or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that Interest Determination Date; or (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular Interest Determination Date for the calendar month immediately preceding that Interest Determination Date,




                                     A-2-17
          the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date.

          (E) Federal Funds Rate Notes. If the Interest Rate Basis is the Federal Funds Rate, this Note shall be deemed a "Federal Funds Rate Note." Unless otherwise specified on the face hereof, "Federal Funds Rate" means: (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"); or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date; or (4) if the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular Interest Determination Date.

          (F) LIBOR Notes. If the Interest Rate Basis is LIBOR, this Note shall be deemed a "LIBOR Note." Unless otherwise specified on the face hereof, "LIBOR" means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date; or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include




                                     A-2-18
          affiliates of the purchasing agent) in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in that principal financial center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date. "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars. "LIBOR Page" means either: (1) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or (2) if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.


          (G) EURIBOR Notes. If the Interest Rate Basis is EURIBOR, this Note shall be deemed a "EURIBOR Note." Unless otherwise specified on the face hereof, "EURIBOR" means: (1) with respect to any Interest Determination Date relating to this EURIBOR Note (a "EURIBOR Interest Determination Date"), the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, as the rate appears on Moneyline Telerate or any successor service, on page 248 (or any other page as may replace that specified page on the service) ("Moneyline Telerate Page 248") as of 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date; or (2) if such rate does not appear on Moneyline Telerate Page 248, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date, such rate will be calculated by the


                                     A-2-19

          Calculation Agent and will be the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the Calculation Agent with its offered quotation for deposits in euros for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euro in the market at that time; or (3) if fewer than two such quotations are so provided, the rate on the applicable EURIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone for loans in euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euros in the market at that time; or (4) if the banks so selected by the Calculation Agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR Interest Determination Date. "Euro-zone" means the region comprised of member states of the European Union that have adopted the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.


          (H) Prime Rate Notes. If the Interest Rate Basis is the Prime Rate, this Note shall be deemed a "Prime Rate Note." Unless otherwise specified on the face hereof, "Prime Rate" means: (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent as the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may



                                     A-2-20
          include affiliates of the purchasing agent) in The City of New York selected by the Calculation Agent; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.


          (I) Treasury Rate Notes. If the Interest Rate Basis is the Treasury Rate, this Note shall be deemed a "Treasury Rate Note." Unless otherwise specified on the face hereof, "Treasury Rate" means: (1) the rate from the auction held on the Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in
          H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the purchasing agent or its affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or (7) if the dealers so




                                     A-2-21
          selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date. "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


              Bond Equivalent Yield =              D x N        x 100
                                             ------------------
                                                360 - (D x M)

          where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     (c) Discount Notes. If this Note is specified on the face hereof as a "Discount Note":

          (i) Principal and Interest. This Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal and interest shall be made as set forth on the face hereof. Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the Issue Price of a Discount Note and par is referred to as the "Discount".

          (ii) Redemption; Repayment; Acceleration. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Discount Note will be equal to the sum of: (A) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (B) any unpaid interest accrued on such Discount Note to the Maturity Date ("Amortized Face Amount"). Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a Discount Note, a Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided above.

     (d) Amortizing Notes. If this Note is specified on the face hereof as an "Amortizing Note", this Note will bear interest in the same manner as set forth in Section 3(a) above, and payments on principal, premium, if any, and interest will be made as set forth on the face hereof




                                     A-2-22
and/or in accordance with Schedule I attached hereto. The Trust will make payments combining principal, premium (if any) and interest, if applicable, on the dates and in the amounts set forth in the table appearing in Schedule I, attached to this Note or in accordance with the formula specified on the face hereof. Payments made hereon will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof.

SECTION 4. REDEMPTION. If no redemption right is set forth on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date, except as set forth in the Indenture or in Section 10 hereof. In the case of a Note that is not a Discount Note, if a redemption right is set forth on the face of this Note, the Trust shall elect to redeem this Note on the Interest Payment Date after the Initial Redemption Date set forth on the face hereof on which the Funding Agreement is to be redeemed in whole or in part by Principal Life Insurance Company ("Principal Life") (each, a "Redemption Date"), in which case this Note must be redeemed on such Redemption Date in whole or in part, as applicable, prior to the Stated Maturity Date, in increments of $1,000 at the applicable Redemption Price (as defined below), together with unpaid interest, if any, accrued thereon to, but excluding, the applicable Redemption Date. "Redemption Price" shall mean an amount equal to the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid Principal Amount of this Note to be redeemed. The unpaid Principal Amount of this Note to be redeemed shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by
(2) the quotient derived by dividing (A) the outstanding principal amount of the Funding Agreement to be redeemed by Principal Life by (B) the outstanding principal amount of the Funding Agreement. The Initial Redemption Percentage, if any, applicable to this Note shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed. Notice must be given not more than sixty
(60) nor less than thirty (30) calendar days prior to the proposed Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof. If less than all of this Note is redeemed, the Indenture Trustee will select by lot or, in its discretion, on a pro rata basis, the amount of the interest of each direct participant in the Trust to be redeemed.

SECTION 5. SINKING FUNDS AND AMORTIZING NOTES. Unless specified on the face hereof, this Note will not be subject to, or entitled to the benefit of, any sinking fund. If this Note is an Amortizing Note, this Note may pay an amount in respect of both interest and principal amortized over the life of this Note.

SECTION 6. REPAYMENT. If no repayment right is set forth on the face hereof, this Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date. If a repayment right is granted on the face of this Note, this Note may be subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a "Repayment Date"). On any Repayment Date, unless otherwise specified on the face hereof, this Note shall be repayable in whole or in part in increments of $1,000 at the option of the Holder hereof at a repayment price equal to 100% of the Principal Amount to be repaid, together with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received by the Indenture




                                     A-2-23

Trustee, with the form entitled "Option to Elect Repayment", below, duly completed by the Indenture Trustee. Exercise of such repayment option by the Holder hereof shall be irrevocable.

SECTION 7. MODIFICATIONS AND WAIVERS. The Indenture contains provisions permitting the Trust and the Indenture Trustee (1) at any time and from time to time without notice to, or the consent of, the Holders of any Notes issued under the Indenture to enter into one or more supplemental indentures for certain enumerated purposes and (2) with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby, to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of Holders of Notes under the Indenture; provided, that, with respect to certain enumerated provisions, no such supplemental indenture shall be entered into without the consent of the Holder of each Note affected thereby. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

SECTION 8. OBLIGATIONS UNCONDITIONAL. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall impair the right of each Holder of any Note, which is absolute and unconditional, to receive payment of the principal of, and any interest on, and premium, if any, on, such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 9. EVENTS OF DEFAULT. If an Event of Default with respect to this Note shall occur and be continuing, the principal of, and all other amounts payable on, the Notes may be declared due and payable, or may be automatically accelerated, as the case may be, in the manner and with the effect provided in the Indenture. In the event that this Note is a Discount Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3(c) hereof.


SECTION 10. WITHHOLDING; TAX EVENT AND REDEMPTION. All amounts due on this Note will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts to the Holder of this Note in respect of such withholding or deduction, any such withholding or deduction will not give rise to an event of default or any independent right or obligation to redeem this Note and the Holder will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder's interest in this Note as equitably determined by the Trust.


     If (1) a Tax Event (defined below) as to the Funding Agreement occurs and
(2) Principal Life redeems the Funding Agreement in whole or in part, the Trust will redeem the Notes, subject to the terms and conditions of Section 2.04 of the Indenture, at the Tax Event




                                     A-2-24

Redemption Price (defined below) together with unpaid interest accrued thereon to the applicable redemption date. "Tax Event" means that Principal Life shall have received an opinion of independent legal counsel stating in effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the effective date of the Funding Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within ninety (90) days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on the Funding Agreement or (ii) the Trust is, or will be within ninety (90) days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges. "Tax Event Redemption Price" means an amount equal to the unpaid principal amount of this Note to be redeemed, which shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by
(2) the quotient derived by dividing (A) the outstanding principal amount to be redeemed by Principal Life of the Funding Agreement by (B) the outstanding principal amount of the Funding Agreement.

SECTION 11. LISTING. Unless otherwise specified on the face hereof, this Note will not be listed on any securities exchange.

SECTION 12. COLLATERAL. The Collateral for this Note includes the Funding Agreement and the Guarantee specified on the face hereof.

SECTION 13. NO RECOURSE AGAINST CERTAIN PERSONS. No recourse shall be had for the payment of any principal, interest or any other sums at any time owing under the terms of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.

SECTION 14. MISCELLANEOUS.

     (a) This Note is issuable only as a registered Note without coupons in denominations of $1,000 and any integral multiple in excess thereof unless otherwise specified on the face of this Note.

     (b) Prior to due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note shall be overdue, and none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.



                                     A-2-25

     (c) The Notes are being issued by means of a book-entry-only system with no physical distribution of certificates to be made except as provided in the Indenture. The book-entry system maintained by DTC will evidence ownership of the Notes, with transfers of ownership effected on the records of DTC and its participants pursuant to rules and procedures established by DTC and its participants. The Trust and the Indenture Trustee will recognize Cede & Co., as nominee of DTC, as the registered owner of the Notes, as the Holder of the Notes for all purposes, including payment of principal, premium (if any) and interest, notices and voting. Transfer of principal, premium (if any) and interest to participants of DTC will be the responsibility of DTC, and transfer of principal, premium (if any) and interest to beneficial holders of the Notes by participants of DTC will be the responsibility of such participants and other nominees of such beneficial holders. So long as the book-entry system is in effect, the selection of any Notes to be redeemed or repaid will be determined by DTC pursuant to rules and procedures established by DTC and its participants. Neither the Trust nor the Indenture Trustee will not be responsible or liable for such transfers or payments or for maintaining, supervising or reviewing the records maintained by DTC, its participants or persons acting through such participants.

     (d) This Note or portion hereof may not be exchanged for Definitive Notes, except in the limited circumstances provided for in the Indenture. The transfer or exchange of Definitive Notes shall be subject to the terms of the Indenture. No service charge will be made for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

SECTION 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




                                     A-2-26

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably request(s) and instruct(s) the Trust to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the Principal Amount hereof together with interest to the repayment date, to the undersigned, at:

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address of the undersigned).

     For this Note to be repaid, the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) must receive at its Corporate Trust Office, or at such other place or places of which the Trust shall from time to time notify the Holder of this Note, not more than sixty (60) nor less than thirty (30) days prior to a Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $______ or an integral multiple of $1,000 in excess of $______) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$ ________________________                            ________________________________________________

                                                             NOTICE: The signature on this Option to
DATE:                                                        Elect Repayment must correspond with the
                                                             name as written upon the face of this
                                                             Note in every particular, without
                                                             alteration or enlargement or any change
                                                             whatever.

Principal Amount to be repaid, if amount to be               Fill in for registration of Notes
repaid is less than the Principal Amount of                  if to be issued otherwise than this
Note (Principal Amount remaining must be                     to the registered Holder:
an authorized denomination)
                                                             Name: __________________________
$_________________________                                   Address: ________________________
                                                                      ________________________
                                                             (Please print name and
                                                             address including zip code)


SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER: _________________




                                     A-2-27

                                   SCHEDULE I

                          AMORTIZATION TABLE OR FORMULA










                                     A-2-28

                                   EXHIBIT A-3
                     FORM OF INSTITUTIONAL DEFINITIVE NOTE

THIS NOTE IS A DEFINITIVE NOTE WITHIN THE MEANING OF THE INDENTURE (HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE HOLDER (AS DEFINED IN THE INDENTURE) HEREOF. THIS NOTE IS NOT EXCHANGEABLE FOR A GLOBAL NOTE (AS DEFINED IN THE INDENTURE).

UNLESS THIS NOTE IS PRESENTED BY THE HOLDER OR AN AUTHORIZED REPRESENTATIVE OF THE HOLDER TO THE TRUST (HEREINAFTER DEFINED) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF HAS AN INTEREST HEREIN.




REGISTERED NO.:            CUSIP NO.:               PRINCIPAL AMOUNT: U.S. $



                     Principal Life Income Fundings Trust o



                        SENIOR SECURED MEDIUM-TERM NOTES

Original Issue Date:                                         Floating Rate Note: [  ] Yes [  ] No.  If yes,
Issue Price:                                                          Regular Floating Rate Notes [  ]
Stated Maturity Date:                                                 Inverse Floating Rate Notes [  ]
Settlement Date:                                                      Floating Rate/ Fixed Rate Notes: [  ]
Securities Exchange Listing:  [  ] Yes  [  ] No.  If yes,             Interest Rate:
         indicate name(s) of Securities Exchange(s):                  Interest Rate Basis(es):
         __________________________________.                          LIBOR [  ]
Authorized Denominations:                                                      [ ] LIBOR Reuters Page:
Collateral held in the Trust:  Principal Life Insurance                        [ ] LIBOR Moneyline Telerate Page:
   Company Funding Agreement No. ?, the related Principal                      LIBOR Currency:
   Financial Group, Inc. Guarantee which fully and                    EURIBOR [  ]
   unconditionally guarantees the payment obligations of              CMT Rate [  ]
   Principal Life Insurance Company under the Funding                          Designated CMT Telerate Page:
   Agreement, all proceeds of the Funding Agreement and                                 If Telerate Page 7052:
   the related Guarantee and all rights and books and                                   [ ] Weekly Average
   records pertaining to the foregoing.                                                 [ ] Monthly Average
Additional Amounts to be Paid: [  ] Yes  [  ] No
Interest Rate or Formula:                                                      Designated CMT Maturity Index:
Fixed Rate Note: [  ] Yes [  ] No.  If yes,                           CD Rate [  ]
         Interest Rate:                                               Commercial Paper Rate [  ]
         Interest Payment Frequency:                                  Eleventh District Cost of Funds Rate [  ]
         Day Count Convention:                                        Federal Funds Rate [  ]
         Additional/Other Terms:                                      Prime Rate [  ]

Amortizing Note: [  ] Yes [  ] No.  If yes,                           Treasury Rate [  ]
         Amortization schedule or formula:                            Index Maturity:
         Additional/Other Terms:                                      Spread and/or Spread Multiplier:
Discount Note: [  ] Yes [  ] No.  If yes,                             Initial Interest Rate, if any:
         Total Amount of Discount:                                    Initial Interest Reset Date:
         Initial Accrual Period of Discount:                          Interest Reset Dates:
         Interest Payment Dates:                                      Interest Determination Date(s):
         Additional/Other Terms:                                      Interest Payment Dates:
Redemption Provisions: [  ] Yes  [  ] No.  If yes,                    Maximum Interest Rate, if any:
         Initial Redemption Date:                                     Minimum Interest Rate, if any:
         Initial Redemption Percentage:                               Fixed Rate Commencement Date, if any:
         Annual Redemption Percentage Reduction,                      Fixed Interest Rate, if any:
if any:                                                               Day Count Convention:
         Additional/Other Terms:                                      Additional/Other Terms:
Repayment Provisions: [  ] Yes  [  ] No.  If yes,            Regular Record Date(s):
         Repayment Date(s):                                  Sinking Fund:
         Repayment Price:                                    Specified Currency:
         Additional/Other Terms:                             Exchange Rate Agent:
                                                             Calculation Agent:
                                                             Additional/Other Terms:


         The Principal Life Income Fundings Trust designated above (the "Trust"), for value received, hereby promises to pay to _____________, or its registered assigns, the Principal Amount specified above on the Stated Maturity Date specified above and, if so specified above, to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal hereof is paid or made available for payment. Unless otherwise specified above, payments of principal, premium, if any, and interest hereon will be made in the lawful currency of the United States of America ("U.S. Dollars" or "United States dollars"). If the Specified Currency specified above is other than U.S. Dollars, the Holder (as defined in the Indenture) shall receive such payments in such Foreign Currency (as hereinafter defined). The "Principal Amount" of this Note at any time means
(1) if this Note is a Discount Note (as hereinafter defined), the Amortized Face Amount (as hereinafter defined) at such time (as defined in Section 3(c) on the reverse hereof) and (2) in all other cases, the Principal Amount hereof. Capitalized terms not otherwise defined herein shall have their meanings set forth in the Indenture, dated as of the date of the Pricing Supplement (the "Indenture"), between Citibank, N.A., as the indenture trustee (the "Indenture Trustee"), and the Trust, or on the face hereof.

         This Note will mature on the Stated Maturity Date, unless its principal (or any installment of its principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption by the Trust or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which this Note becomes due and payable, as the case may be, is referred to as the "Maturity Date").



                                     A-3-2

         A "Discount Note" is any Note that has an Issue Price that is less than 100% of the Principal Amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date.

         Unless otherwise specified above, the interest payable on each Interest Payment Date or the Maturity Date will be the amount of interest accrued from and including the Original Issue Date or from and including the last Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date, as the case may be.

         Unless otherwise specified above, the interest payable on any Interest Payment Date will be paid to the Holder on the Regular Record Date for such Interest Payment Date, which Regular Record Date shall be the fifteenth (15th) calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date; provided that, notwithstanding any provision of the Indenture to the contrary, interest payable on any Maturity Date shall be payable to the Person to whom principal shall be payable; and provided, further, that unless otherwise specified above, in the case of a Note initially issued between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the Original Issue Date and ending on such Interest Payment Date shall be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date.

         The Trust will make payments of principal of, and premium, if any, on the Maturity Date of this Note in immediately available funds against presentation and surrender hereof (and, in the case of any repayment on a Repayment Date, upon submission of a duly completed election form if and as required by the provisions described on the reverse hereof) at the office or agency maintained by the Trust for this purpose in the Borough of Manhattan, The City of New York. The Trust will make payments of interest and other amounts due and owing, if any, on the Maturity Date of this Note to the Person to whom payment of the principal hereof and premium, if any, hereon shall be made. The Trust will make payments of interest and other amounts due and owing, if any, on this Note on any Interest Payment Date other than the Maturity Date by check mailed to the Holder hereof. Notwithstanding the foregoing, the Paying Agent will make, or cause to be made, payments of interest and other amounts due and owing, if any, on this Note on any Interest Payment Date other than the Maturity Date to any Holder hereof of $10,000,000 (or, if the Specified Currency is other than U.S. Dollars, the equivalent thereof in the particular Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the Holder hereof has delivered appropriate wire transfer instructions in writing to the Indenture Trustee not less than 15 calendar days prior to the particular Interest Payment Date. Any wire transfer instructions received by the Indenture Trustee shall remain in effect until revoked by the Holder hereof.

         Unless otherwise specified on the face hereof, the Holder hereof will not be obligated to pay any administrative costs imposed by banks in making payments in immediately available funds by the Trust. Unless otherwise specified on the face hereof, any tax assessment or governmental charge imposed upon payments hereunder, including, without limitation, any withholding tax, will be borne by the Holder hereof.



                                     A-3-3

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.






                                     A-3-4

         IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed, by manual or facsimile signature.



                                            THE PRINCIPAL LIFE INCOME FUNDINGS
                                            TRUST SPECIFIED ON THE FACE OF
                                            THIS NOTE

Dated:  Original Issue Date                 By: U.S. Bank Trust National
                                            Association, not in its individual
                                            capacity but solely as Trustee.



                                            By: ________________________________
                                                    Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the Principal Life Income Fundings Trust specified on the face of this Note referred to in the within-mentioned Indenture.



                                            CITIBANK, N.A.
                                            As Indenture Trustee

Dated:  Original Issue Date

                                            By:    _____________________________
                                                   Authorized Signatory






                                     A-3-5

                             [REVERSE FORM OF NOTE]


SECTION 1. GENERAL. This Note is one of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.

SECTION 2. CURRENCY.

     (a) Unless specified otherwise on the face hereof, this Note is denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. Dollars. If specified as the Specified Currency, this Note may be denominated in, and payments of principal, premium, if any, and/or interest, if any, may be made in a single currency other than U.S. Dollars (a "Foreign Currency"). If this Note is denominated in a Foreign Currency, the Holder of this Note is required to pay for this Note in the Specified Currency.

     (b) Unless specified otherwise on the face hereof, if this Note is denominated in a Foreign Currency, the Trust is obligated to make payments of principal of, and premium, if any, and interest, if any, on, this Note in the Specified Currency. Any amounts so payable by the Trust in the Specified Currency will be converted by the Exchange Rate Agent into U.S. Dollars for payment to the Holder hereof unless otherwise specified on the face of this Note or the Holder elects, in the manner described below, to receive these amounts in the Specified Currency. If this Note is denominated in a Foreign Currency, any U.S. Dollar amount to be received by the Holder hereof will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Trust for the purchase by the quoting dealer of the Specified Currency for U.S. Dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all Holders of the Notes scheduled to receive U.S. Dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holders of the Notes by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency. If this Note is denominated in a Foreign Currency, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the Specified Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the Indenture Trustee on or prior to a Regular Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

     (c) The Trust will indemnify the Holder hereof against any loss incurred as a result of any judgment or order being given or made for any amount due under this Note and that judgment or order requiring payment in a currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between: (i) the rate of exchange at which




                                     A-3-6
the Specified Currency amount is converted into the Judgment Currency for the purpose of that judgment or order; and (ii) the rate of exchange at which the Holder, on the date of payment of that judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received.

     (d) Unless otherwise specified on the face hereof, if payment hereon is required to be made in a Foreign Currency and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Trust's control, then the Trust will be entitled to make payments with respect hereto in U.S. Dollars on the basis of the Market Exchange Rate (as hereinafter defined), computed by the Exchange Rate Agent, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.

     (e) The "Market Exchange Rate" for the Foreign Currency shall mean the noon dollar buying rate in The City of New York for cable transfers for the Foreign Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

     (f) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof.

     (g) All costs of exchange in respect of this Note, if denominated in a Foreign Currency, will be borne by the Holder hereof.

SECTION 3. DETERMINATION OF INTEREST RATE AND CERTAIN OTHER TERMS.

     (a) Fixed Rate Notes. If this Note is specified on the face hereof as a "Fixed Rate Note":

          (i) This Note will bear interest at the rate per annum specified on the face hereof. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

          (ii) Unless otherwise specified on the face hereof, the Interest Payment Dates for this Note will be as follows:

                 INTEREST PAYMENT FREQUENCY                 INTEREST PAYMENT DATES
                 --------------------------------------     --------------------------------------
                 Monthly                                    Fifteenth day of each calendar month,
                                                            beginning in the first calendar month
                                                            following the month this Note was
                                                            issued.

                 Quarterly                                  Fifteenth day of every third calendar
                                                            month, beginning in the third calendar
                                                            month following the month this Note was
                                                            issued.

                 Semi-annual                                Fifteenth day of every sixth calendar
                                                            month, beginning in the sixth calendar
                                                            month following the month


                                     A-3-7

                                                            this Note was issued.

                 Annual                                     Fifteenth day of every twelfth
                                                            calendar month, beginning in the
                                                            twelfth calendar month following the
                                                            month this Note was issued.

          (iii) If any Interest Payment Date or the Maturity Date of this Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

     (b) Floating Rate Notes. If this Note is specified on the face hereof as a "Floating Rate Note":

          (i) Interest Rate Basis. Interest on this Note will be determined by reference to the applicable Interest Rate Basis or Interest Rate Bases, which may, as described below, include the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, EURIBOR, the Prime Rate or the Treasury Rate (each as defined below).

          (ii) Effective Rate. The rate derived from the applicable Interest Rate Basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on: (1) if that day is an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding that Interest Reset Date; or (2) if that day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

          (iii) Spread; Spread Multiplier; Index Maturity. The "Spread" is the number of basis points (one one-hundredth of a percentage point) specified on the face hereof to be added to or subtracted from the related Interest Rate Basis or Interest Rate Bases applicable to this Note. The "Spread Multiplier" is the percentage specified on the face hereof of the related Interest Rate Basis or Interest Rate Bases applicable to this Note by which the Interest Rate Basis or Interest Rate Bases will be multiplied to determine the applicable interest rate. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Interest Rate Bases will be calculated.

          (iv) Regular Floating Rate Note. Unless this Note is specified on the face hereof as a Floating Rate/Fixed Rate Note or an Inverse Floating Rate Note, this Note (a "Regular Floating Rate Note") will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on this Regular Floating Rate Note is payable will be reset as of each Interest Reset Date;




                                     A-3-8
          provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

          (v) Floating Rate/Fixed Rate Notes. If this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", this Note will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Interest Rate Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which this Floating Rate/Fixed Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that:
          (A) the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof; and (B) the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

          (vi) Inverse Floating Rate Notes. If this Note is specified on the face hereof as an "Inverse Floating Rate Note", this Note will bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Interest Rate
          Bases: (1) plus or minus the applicable Spread, if any; and/or (2) multiplied by the applicable Spread Multiplier, if any; provided, however, that interest on this Inverse Floating Rate Note will not be less than zero. Commencing on the first Interest Reset Date, the rate at which interest on this Inverse Floating Rate Note is payable will be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate.

          (vii) Interest Reset Dates. The period between Interest Reset Dates will be the "Interest Reset Period." Unless otherwise specified on the face hereof, the Interest Reset Dates will be, in the case of this Floating Rate Note if by its terms it resets: (1) daily--each business day; (2) weekly--the Wednesday of each week, with the exception of any weekly reset Floating Rate Note as to which the Treasury Rate is an applicable Interest Rate Basis, which will reset the Tuesday of each week; (3) monthly--the fifteenth day of each calendar month, with the exception of any monthly reset Floating Rate Note as to which the Eleventh District Cost of Funds Rate is an applicable Interest Rate Basis, which will reset on the first calendar day of the month; (4) quarterly--the fifteenth day of March, June, September and December of each year; (5) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (6) annually--the fifteenth day of the month of each year specified on the face hereof; provided, however, that, with respect to a Floating Rate/Fixed Rate Note, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date. If any Interest Reset Date for this Floating Rate Note would otherwise be a day that is not a Business Day, the particular Interest Reset Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Reset Date will be the immediately preceding Business Day.



                                     A-3-9

          (viii) Interest Determination Dates. The interest rate applicable to a Floating Rate Note for an Interest Reset Period commencing on the related Interest Reset Date will be determined by reference to the applicable Interest Rate Basis as of the particular "Interest Determination Date", which will be: (1) with respect to the Commercial Paper Rate, Federal Funds Rate and the Prime Rate--the Business Day immediately preceding the related Interest Reset Date; (2) with respect to the CD Rate and the CMT Rate--the second Business Day preceding the related Interest Reset Date; (3) with respect to the Eleventh District Cost of Funds Rate--the last working day of the month immediately preceding the related Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index (as defined below); (4) with respect to LIBOR and EURIBOR--the second London Banking Day (as defined below) preceding the related Interest Reset Date; and (5) with respect to the Treasury Rate--the day of the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday. The Interest Determination Date pertaining to a Floating Rate Note, the interest rate of which is determined with reference to two or more Interest Rate Bases, will be the latest Business Day which is at least two Business Days before the related Interest Reset Date for the applicable Floating Rate Note on which each Interest Reset Basis is determinable. "London Banking Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.

          (ix) Calculation Dates. The interest rate applicable to each Interest Reset Period will be determined by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, EURIBOR and the Eleventh District Cost of Funds Rate, which will be determined on the particular Interest Determination Date. Upon request of the Holder of a Floating Rate Note, the Calculation Agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to such Floating Rate Note. The "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of: (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

          (x) Maximum or Minimum Interest Rate. If specified on the face hereof, this Note may have either or both of a Maximum Interest Rate or a Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate for a Floating Rate Note cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so




                                     A-3-10
          designated, the interest rate for a Floating Rate Note cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, the interest rate on a Floating Rate Note shall not exceed the maximum interest rate permitted by applicable law.

          (xi) Interest Payments. Unless otherwise specified on the face hereof, the Interest Payment Dates will be, in the case of a Floating Rate Note which resets: (1) daily, weekly or monthly--the fifteenth day of each calendar month or on the fifteenth day of March, June, September and December of each year, as specified on the face hereof; (2) quarterly--the fifteenth day of March, June, September and December of each year; (3) semi-annually--the fifteenth day of the two months of each year specified on the face hereof; and (4) annually--the fifteenth day of the month of each year as specified on the face hereof. In addition, the Maturity Date will also be an Interest Payment Date. If any Interest Payment Date other than the Maturity Date for this Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Floating Rate Note as to which LIBOR is an applicable Interest Rate Basis and that Business Day falls in the next succeeding calendar month, the particular Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date of a Floating Rate Note falls on a day that is not a Business Day, the Trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

          (xii) Rounding. Unless otherwise specified on the face hereof, all percentages resulting from any calculation on this Floating Rate Note will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on this Floating Rate Note will be rounded, in the case of U.S. Dollars, to the nearest cent or, in the case of a Foreign Currency, to the nearest unit (with one-half cent or unit being rounded upwards).

          (xiii) Interest Factor. With respect to this Floating Rate Note, accrued interest is calculated by multiplying the principal amount of such Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Reset Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a Floating Rate Note as to which the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, EURIBOR or the Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year, in the case of a Floating Rate Note as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. The interest factor for a Floating Rate Note as to which the interest rate is calculated with reference to two or more




                                     A-3-11

          Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified above applied.

          (xiv) Determination of Interest Rate Basis. The Calculation Agent shall determine the rate derived from each Interest Rate Basis in accordance with the following provisions.

               (A) CD Rate Notes. If the Interest Rate Basis is the CD Rate, this Note shall be deemed a "CD Rate Note." Unless otherwise specified on the face hereof, "CD Rate" means: (1) the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of deposit of the particular Index Maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that Interest Determination Date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular Interest Determination Date."H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System. "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http//www.federalreserve.gov/releases/H15/update, or any successor site or publication.


               (B) CMT Rate Notes. If the Interest Rate Basis is the CMT Rate, this Note shall be deemed a "CMT Rate Note." Unless otherwise specified on the face hereof, "CMT Rate" means:

                    (1) if CMT Moneyline Telerate Page 7051 is specified on the face hereof:



                                     A-3-12

                    i. the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date; or

                    ii. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities"; or

                    iii. if the rate referred to in clause (ii) does not so
                         appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

                    iv. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the purchasing agent or its affiliates) (each, a "Reference Dealer") selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    v. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular




                                     A-3-13

                    Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                    vi. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    vii. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                    viii. if fewer than three prices referred to in clause (vi)
                         are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; or

               (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof:

                    i. the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or



                                     A-3-14

                    ii. if the rate referred to in clause (i) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities"; or

                    iii. if the rate referred to in clause (ii) does not so
                         appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls; or

                    iv. if the rate referred to in clause (iii) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                    v. if fewer than five but more than two of the prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                    vi. if fewer than three prices referred to in clause (iv) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on





                                     A-3-15
                         that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

                    vii. if fewer than five but more than two prices referred to in clause (vi) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                    viii. if fewer than three prices referred to in clause (vi)
                         are provided as requested, the CMT Rate in effect on that Interest Determination Date.

               If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

          (C) Commercial Paper Rate Notes. If the Interest Rate Basis is the Commercial Paper Rate, this Note shall be deemed a "Commercial Paper Rate Note." Unless otherwise specified on the face hereof, "Commercial Paper Rate" means: (1) the Money Market Yield (as defined below) on the particular Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper--Nonfinancial"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on the particular Interest Determination Date for commercial paper having the particular Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New




                                     A-3-16

          York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; or (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular Interest Determination Date. "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


               Money Market Yield =                D x 360       x 100
                                             ------------------
                                                360 - (D x M)

          where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

          (D) Eleventh District Cost of Funds Rate Notes. If the Interest Rate Basis is the Eleventh District Cost of Funds Rate, this Note shall be deemed an "Eleventh District Cost of Funds Rate Note." Unless otherwise specified on the face hereof, "Eleventh District Cost of Funds Rate" means: (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular Interest Determination Date falls as set forth under the caption "11th District" on the display on Moneyline Telerate (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7058") as of 11:00 A.M., San Francisco time, on that Interest Determination Date; or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that Interest Determination Date; or (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular Interest Determination Date for the calendar month immediately preceding that Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on the particular Interest Determination Date.

          (E) Federal Funds Rate Notes. If the Interest Rate Basis is the Federal Funds Rate, this Note shall be deemed a "Federal Funds Rate Note." Unless otherwise specified on the face hereof, "Federal Funds Rate" means: (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"); or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York




                                     A-3-17

          City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the purchasing agent or its affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date; or (4) if the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular Interest Determination Date.

          (F) LIBOR Notes. If the Interest Rate Basis is LIBOR, this Note shall be deemed a "LIBOR Note." Unless otherwise specified on the face hereof, "LIBOR" means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date; or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date; or (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the purchasing agent) in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in that principal financial center selected by the Calculation Agent for loans in the




                                     A-3-18

          LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date. "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no currency is specified on the face hereof, United States dollars. "LIBOR Page" means either: (1) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or (2) if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.


          (G) EURIBOR Notes. If the Interest Rate Basis is EURIBOR, this Note shall be deemed a "EURIBOR Note." Unless otherwise specified on the face hereof, "EURIBOR" means: (1) with respect to any Interest Determination Date relating to this EURIBOR Note (a "EURIBOR Interest Determination Date"), the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, as the rate appears on Moneyline Telerate or any successor service, on page 248 (or any other page as may replace that specified page on the service) ("Moneyline Telerate Page 248") as of 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date; or (2) if such rate does not appear on Moneyline Telerate Page 248, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date, such rate will be calculated by the Calculation Agent and will be the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the Calculation Agent with its offered quotation for deposits in euros for the period of the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euro in the market at that time; or (3) if fewer than two such quotations are so provided, the rate on the applicable EURIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates quoted at




                                     A-3-19
          approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone for loans in euro to leading European banks, having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date and in a principal amount not less than the equivalent of $1 million in euros that is representative for a single transaction in euros in the market at that time; or (4) if the banks so selected by the Calculation Agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR Interest Determination Date. "Euro-zone" means the region comprised of member states of the European Union that have adopted the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.


          (H) Prime Rate Notes. If the Interest Rate Basis is the Prime Rate, this Note shall be deemed a "Prime Rate Note." Unless otherwise specified on the face hereof, "Prime Rate" means: (1) the rate on the particular Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan"; or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date; or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate calculated by the Calculation Agent as the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the purchasing agent) in The City of New York selected by the Calculation Agent; or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.


          (I) Treasury Rate Notes. If the Interest Rate Basis is the Treasury Rate, this Note shall be deemed a "Treasury Rate Note." Unless otherwise specified on the face




                                     A-3-20
          hereof, "Treasury Rate" means: (1) the rate from the auction held on the Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or
          (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High"; or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market"; or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the purchasing agent or its affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; or (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date. "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


             Bond Equivalent Yield =              D x N        x 100
                                            ------------------
                                               360 - (D x M)

          where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the




                                     A-3-21
               case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     (c) Discount Notes. If this Note is specified on the face hereof as a "Discount Note":

          (i) Principal and Interest. This Note will bear interest in the same manner as set forth in Section 3(a) above, and payments of principal and interest shall be made as set forth on the face hereof. Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the Issue Price of a Discount Note and par is referred to as the "Discount".

          (ii) Redemption; Repayment; Acceleration. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Discount Note will be equal to the sum of: (A) the Issue Price (increased by any accruals of Discount) and, in the event of any redemption of such Discount Note, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (B) any unpaid interest accrued on such Discount Note to the Maturity Date ("Amortized Face Amount"). Unless otherwise specified on the face hereof, for purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a Discount Note, a Discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable Discount Note and an assumption that the maturity of such Discount Note will not be accelerated. If the period from the date of issue to the first Interest Payment Date for a Discount Note (the "Initial Period") is shorter than the compounding period for such Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided above.

     (d) Amortizing Notes. If this Note is specified on the face hereof as an "Amortizing Note", this Note will bear interest in the same manner as set forth in Section 3(a) above, and payments on principal, premium, if any, and interest will be made as set forth on the face hereof and/or in accordance with Schedule I attached hereto. The Trust will make payments combining principal, premium (if any) and interest, if applicable, on the dates and in the amounts set forth in the table appearing in Schedule I, attached to this Note or in accordance with the formula specified on the face hereof. Payments made hereon will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof.

SECTION 4. REDEMPTION. If no redemption right is set forth on the face hereof, this Note may not be redeemed prior to the Stated Maturity Date, except as set forth in the Indenture or in Section 10 hereof. In the case of a Note that is not a Discount Note, if a redemption right is set forth on the face of this Note, the Trust shall elect to redeem this Note on the Interest Payment




                                     A-3-22

Date after the Initial Redemption Date set forth on the face hereof on which the Funding Agreement is to be redeemed in whole or in part by Principal Life Insurance Company ("Principal Life") (each, a "Redemption Date"), in which case this Note must be redeemed on such Redemption Date in whole or in part, as applicable, prior to the Stated Maturity Date, in increments of $1,000 at the applicable Redemption Price (as defined below), together with unpaid interest, if any, accrued thereon to, but excluding, the applicable Redemption Date. "Redemption Price" shall mean an amount equal to the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid Principal Amount of this Note to be redeemed. The unpaid Principal Amount of this Note to be redeemed shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by
(2) the quotient derived by dividing (A) the outstanding principal amount of the Funding Agreement to be redeemed by Principal Life by (B) the outstanding principal amount of the Funding Agreement. The Initial Redemption Percentage, if any, applicable to this Note shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed. Notice must be given not more than sixty
(60) nor less than thirty (30) calendar days prior to the proposed Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof. If less than all of this Note is redeemed, the Indenture Trustee will select by lot or, in its discretion, on a pro rata basis, the amount of the interest of each direct participant in the Trust to be redeemed.

SECTION 5. SINKING FUNDS AND AMORTIZING NOTES. Unless specified on the face hereof, this Note will not be subject to, or entitled to the benefit of, any sinking fund. If this Note is an Amortizing Note, this Note may pay an amount in respect of both interest and principal amortized over the life of this Note.

SECTION 6. REPAYMENT. If no repayment right is set forth on the face hereof, this Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date. If a repayment right is granted on the face of this Note, this Note may be subject to repayment at the option of the Holder on any Interest Payment Date on and after the date, if any, indicated on the face hereof (each, a "Repayment Date"). On any Repayment Date, unless otherwise specified on the face hereof, this Note shall be repayable in whole or in part in increments of $1,000 at the option of the Holder hereof at a repayment price equal to 100% of the Principal Amount to be repaid, together with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received by the Indenture Trustee, with the form entitled "Option to Elect Repayment", below, duly completed by the Indenture Trustee. Exercise of such repayment option by the Holder hereof shall be irrevocable.

SECTION 7. MODIFICATIONS AND WAIVERS. The Indenture contains provisions permitting the Trust and the Indenture Trustee (1) at any time and from time to time without notice to, or the consent of, the Holders of any Notes issued under the Indenture to enter into one or more supplemental indentures for certain enumerated purposes and (2) with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby, to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of Holders of Notes under the Indenture; provided, that, with respect to




                                     A-3-23
certain enumerated provisions, no such supplemental indenture shall be entered into without the consent of the Holder of each Note affected thereby. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Notes.

SECTION 8. OBLIGATIONS UNCONDITIONAL. No reference herein to the Indenture and no provisions of this Note or of the Indenture shall impair the right of each Holder of any Note, which is absolute and unconditional, to receive payment of the principal of, and any interest on, and premium, if any, on, such Note on the respective Stated Maturity Date or redemption date thereof and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 9. EVENTS OF DEFAULT. If an Event of Default with respect to this Note shall occur and be continuing, the principal of, and all other amounts payable on, the Notes may be declared due and payable, or may be automatically accelerated, as the case may be, in the manner and with the effect provided in the Indenture. In the event that this Note is a Discount Note, the amount of principal of this Note that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3(c) hereof.


SECTION 10. WITHHOLDING; TAX EVENT AND REDEMPTION. All amounts due on this Note will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts to the Holder of this Note in respect of such withholding or deduction, any such withholding or deduction will not give rise to an event of default or any independent right or obligation to redeem this Note and the Holder will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such Holder's interest in this Note as equitably determined by the Trust.


     If (1) a Tax Event (defined below) as to the Funding Agreement occurs and
(2) Principal Life redeems the Funding Agreement in whole or in part, the Trust will redeem the Notes, subject to the terms and conditions of Section 2.04 of the Indenture, at the Tax Event Redemption Price (defined below) together with unpaid interest accrued thereon to the applicable redemption date. "Tax Event" means that Principal Life shall have received an opinion of independent legal counsel stating in effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any governmental authority in the United States, which amendment or change is enacted, promulgated, issued or announced on or after the effective date of the Funding Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within ninety (90) days of the date thereof, subject to U.S. federal income tax with respect to interest accrued or received on the Funding Agreement or (ii) the Trust is, or will be within ninety (90) days of the date thereof,




                                     A-3-24
subject to more than a de minimis amount of taxes, duties or other governmental charges. "Tax Event Redemption Price" means an amount equal to the unpaid principal amount of this Note to be redeemed, which shall be determined by multiplying (1) the Outstanding Principal Amount of this Note by (2) the quotient derived by dividing (A) the outstanding principal amount to be redeemed by Principal Life of the Funding Agreement by (B) the outstanding principal amount of the Funding Agreement.

SECTION 11. LISTING. Unless otherwise specified on the face hereof, this Note will not be listed on any securities exchange.

SECTION 12. COLLATERAL. The Collateral for this Note includes the Funding Agreement and the Guarantee specified on the face hereof.

SECTION 13. NO RECOURSE AGAINST CERTAIN PERSONS. No recourse shall be had for the payment of any principal, interest or any other sums at any time owing under the terms of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance hereof and as part of the consideration for issue hereof, expressly waived and released.

SECTION 14. MISCELLANEOUS.

     (a) This Note is issuable only as a registered Note without coupons in denominations of $1,000 and any integral multiple in excess thereof unless otherwise specified on the face of this Note.

     (b) Prior to due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, and any other agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note shall be overdue, and none of the Trust, the Indenture Trustee, the Registrar, the Paying Agent, any Agent, or any other agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

     (c) The Notes are being issued by means of physical distribution of Notes to be made as provided in the Indenture. The Register maintained by the Registrar will evidence ownership of the Notes, with transfers of ownership effected on the Register and through the Transfer Agent. Transfer of principal, premium (if any) and interest (if any) to the Holder will be the responsibility of the Paying Agent. The selection of any Notes to be redeemed or repaid will be determined by the Indenture Trustee pursuant to the Indenture.

     (d) This Note or portion hereof may not be exchanged for Global Notes. No service charge will be made for any registration of transfer or exchange, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.



                                     A-3-25

SECTION 15. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




                                     A-3-26

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably request(s) and instruct(s) the Trust to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the Principal Amount hereof together with interest to the repayment date, to the undersigned, at:

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address of the undersigned).

         For this Note to be repaid, the Indenture Trustee (or the Paying Agent on behalf of the Indenture Trustee) must receive at its Corporate Trust Office, or at such other place or places of which the Trust shall from time to time notify the Holder of this Note, not more than sixty (60) nor less than thirty
(30) days prior to a Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

         If less than the entire Principal Amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $______ or an integral multiple of $1,000 in excess of $______) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$   ___________________________                         _______________________________________________

                                                             NOTICE: The signature on this Option to
DATE: _________________________                              Elect Repayment must correspond with the
                                                             name as written upon the face of this
                                                             Note in every particular, without
                                                             alteration or enlargement or any change
                                                             whatever.

Principal Amount to be repaid, if amount to be               Fill in for registration of Notes
repaid is less than the Principal Amount of                  if to be issued otherwise than this
Note (Principal Amount remaining must be                     to the registered Holder:
an authorized denomination)
                                                             Name: ____________________________
$_________________________                                   Address: _________________________
                                                                      _________________________
                                                             (Please print name and
                                                             address including zip code)


SOCIAL SECURITY OR OTHER TAXPAYER ID NUMBER: _________________


                                     A-3-27

                                   SCHEDULE I

                          AMORTIZATION TABLE OR FORMULA









                                     A-3-28

                                    EXHIBIT D
                               Pricing Supplement


[INSTITUTIONAL PRICING SUPPLEMENT]

                                                                                  Filed pursuant to Rule 424(b)( )
                                                                        Registration Statement Nos. 333-110499 and
                                                                                                     333-110499-01

Pricing Supplement No.    Dated ______, 200_
(To Prospectus dated _____, 200_, and
Prospectus Supplement dated _____, 200_)
                                                                                                   CUSIP: ________


                        [PRINCIPAL FINANCIAL GROUP LOGO]


                        PRINCIPAL LIFE INSURANCE COMPANY
                           SECURED MEDIUM-TERM NOTES
                                 ISSUED THROUGH
              PRINCIPAL LIFE INCOME FUNDINGS TRUST o (THE "TRUST")


            The description of this pricing supplement of the particular terms of the Secured Medium-Term Notes offered hereby, and the Funding Agreement (specified below) issued by Principal Life Insurance Company ("Principal Life") to the Trust, the payment obligations of which are fully and unconditionally guaranteed by the Guarantee (specified below) issued by Principal Financial Group, Inc. to the Trust, supplements the description of the general terms and provisions of the notes, the funding agreements and the guarantees set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.

1.          THE NOTES


--------------------------------------------------------------------------------
Principal Amount:                                 Purchasing Agent(s) Discount:

Issue Price:                                      Original Issue Date:

Net Proceeds to the Trust:                        Stated Maturity Date:
--------------------------------------------------------------------------------

Specified Currency:

Interest Payment Dates:

Initial Interest Payment Date:

Regular Record Date:  [15 calendar days prior to the Interest Payment Date]

Type of Interest Rate:       [  ] Fixed Rate  [  ] Floating Rate

         Fixed Rate Notes:   [  ] Yes   [  ] No.  If, Yes,

                 Interest Rate:

         Floating Rate Notes:  [  ] Yes   [  ] No.  If, Yes,

       Regular Floating Rate Notes:  [   ] Yes   [   ] No.  If, Yes,
                   Interest Rate:
                   Interest Rate Basis(es):

       Floating Rate/Fixed Rate Note:  [   ] Yes   [   ] No.  If, Yes,
                   Floating Interest Rate:
                   Interest Rate Basis(es):
                   Fixed Interest Rate:
                   Fixed Rate Commencement Date:

       Inverse Floating Rate Note: [   ] Yes   [   ] No.  If, Yes,
                   Fixed Interest Rate:
                   Floating Interest Rate:
                   Interest Rate Basis(es):

       Initial Interest Rate, if any:

       Initial Interest Reset Date:

       Interest Rate Basis(es).  Check all that apply:

            [  ] CD Rate                                    [  ] Commercial Paper Rate
            [  ] CMT Rate                                   [  ] Eleventh District Cost of Funds Rate
            [  ] LIBOR                                      [  ] Federal Funds Rate
            [  ] EURIBOR                                    [  ] Treasury Rate
            [  ] Prime Rate                                 [  ] Other (See Attached)


            If LIBOR: [ ] LIBOR Reuters Page  [  ] LIBOR Moneyline Telerate Page
                      LIBOR Currency:

            If CMT Rate:
                         Designated CMT Telerate Page:
                               If 7052: [ ] Weekly Average   [ ] Monthly Average
                         Designated CMT Maturity Index:

       Index Maturity:

       Spread (+/-):

       Spread Multiplier:

       Interest Reset Date(s):

       Interest Rate Determination Date(s):

       Maximum Interest Rate, if any:

       Minimum Interest Rate, if any;

Calculation Agent:   [Citibank, N.A.]

Exchange Rate Agent:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Note:  [   ] Yes   [   ] No.  If, Yes,
            Amortizing Schedule:
            Additional/Other Terms:

Discount Note:  [   ] Yes   [   ] No.  If, Yes,
            Total Amount of Discount:
            Initial Accrual Period of Discount:
            Additional/Other Terms:

Redemption Provisions:  [   ] Yes   [   ] No.  If, Yes,
            Initial Redemption Date:
            Initial Redemption Percentage:
            Annual Redemption Percentage Reduction (if any):
            Redemption:       [  ] In whole only and not in part
                              [  ] May be in whole or in part
            Additional/Other Terms:

Repayment:  [   ] Yes   [   ] No.  If, Yes,
            Repayment Date(s):
            Repayment Price:
            Repayment:  [  ] In whole only and not in part
                        [  ] May be in whole or in part
            Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Additional Amounts to be Paid for Withholding Tax (not applicable unless specified):

Securities Exchange Listing: [ ] Yes [ ] No. If Yes, Name of Exchange:_________

Authorized Denominations:  [$1,000]

Ratings:


            The Notes issued under the Program are rated _____ by Standard & Poor's ("S&P"). Principal Life expects the Notes to be rated ___ by Moody's Investors Service, Inc. ("Moody's").


Purchasing Agent(s) Purchasing Notes as Principal:  [  ] Yes   [  ] No. If Yes,



        Purchasing Agent(s)                                Principal Amount
        -------------------                                ----------------


        --------------------------------------------------------------------
        Total:

Purchasing Agent(s) Acting as Agent:  [  ] Yes [  ] No.  If Yes,

        Purchasing Agent(s)                                Principal Amount
        -------------------                                ----------------


        --------------------------------------------------------------------
        Total:

State of Organization of the Trust: [New York]

Additional/Other Terms:

Special Tax Considerations:

2.      THE FUNDING AGREEMENT

Funding Agreement Issuer:  Principal Life Insurance Company

Funding Agreement No.:

Deposit:

Net Deposit:

Effective Date:

Stated Maturity Date:

Specified Currency:

Interest Payment Dates:

Initial Interest Payment Date:

Type of Interest Rate:              [   ] Fixed Rate        [   ] Floating Rate

        Fixed Rate Funding Agreement:  [  ] Yes   [  ] No.  If, Yes,

                Interest Rate:

        Floating Rate Funding Agreement:  [  ] Yes   [  ] No.  If, Yes,

          Regular Floating Rate Funding Agreement: [  ] Yes  [  ] No. If, Yes,
                          Interest Rate:
                          Interest Rate Basis(es):

          Floating Rate/Fixed Rate Funding Agreement: [  ] Yes  [ ] No. If, Yes,
                          Floating Interest Rate:
                          Interest Rate Basis(es):
                          Fixed Interest Rate:
                          Fixed Rate Commencement Date:

          Inverse Floating Rate Funding Agreement: [  ] Yes  [  ] No. If, Yes,
                          Fixed Interest Rate:
                          Floating Interest Rate:
                          Interest Rate Basis(es):

          Initial Interest Rate, if any:

          Initial Interest Reset Date:

          Interest Rate Basis(es).  Check all that apply:
                 [  ] CD Rate          [  ] Commercial Paper Rate
                 [  ] CMT Rate         [  ] Eleventh District Cost of Funds Rate
                 [  ] LIBOR            [  ] Federal Funds Rate
                 [  ] EURIBOR          [  ] Treasury Rate
                 [  ] Prime Rate       [  ] Other (See Attached)

                 If LIBOR: [ ] LIBOR Reuters Page  [  ] LIBOR Moneyline Telerate
                           LIBOR Currency:              Page

                 If CMT Rate:
                        Designated CMT Telerate Page:
                             If 7052: [  ] Weekly Average  [  ] Monthly Average
                        Designated CMT Maturity Index:

                 Index Maturity:

                 Spread (+/-):

                 Spread Multiplier:

            Interest Reset Date(s):

            Interest Rate Determination Date(s):

            Maximum Interest Rate, if any:

            Minimum Interest Rate, if any:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Amortizing Funding Agreement:  [  ] Yes  [  ] No.  If, Yes,
            Amortizing Schedule:
            Additional/Other Terms:

Discount Funding Agreement:  [   ] Yes   [   ] No.  If, Yes,
            Total Amount of Discount:



            Initial Accrual Period of Discount:
            Additional/Other Terms:

Redemption Provisions:  [   ] Yes   [   ] No.  If, Yes,
            Initial Redemption Date:
            Initial Redemption Percentage:
            Annual Redemption Percentage Reduction (if any):
            Redemption:             [  ] In whole only and not in part
                                    [  ] May be in whole or in part
            Additional/Other Terms:

Repayment:  [   ] Yes   [   ] No.  If, Yes,
            Repayment Date(s):
            Repayment Price:
            Repayment:  [  ] In whole only and not in part
                                           [  ] May be in whole or in part
            Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Additional Amounts to be Paid For Withholding Tax (not applicable unless specified):

Ratings:

            The Funding Agreement issued under the Program is rated _____ by S&P. Principal Life expects the Funding Agreement to be rated ___ by Moody's.

Additional/Other Terms:

Special Tax Considerations:

3.      THE GUARANTEE

Guarantee Issuer:  Principal Financial Group, Inc.

Guarantee No:

Effective Date:

Additional/Other Terms:

[RETAIL PRICING SUPPLEMENT]

                                                                                  Filed pursuant to Rule 424(b)( )
                                                                        Registration Statement Nos. 333-110499 and
                                                                                                     333-110499-01
Pricing Supplement No.    Dated ______, 200_
(To Prospectus dated _____, 200_, and
Prospectus Supplement dated _____, 200_)
                                                                                                   CUSIP: ________


                        [PRINCIPAL FINANCIAL GROUP LOGO]





                        PRINCIPAL LIFE INSURANCE COMPANY
                        PRINCIPAL(R) LIFE CORENOTES(R)
                                 ISSUED THROUGH
              PRINCIPAL LIFE INCOME FUNDINGS TRUST o (THE "TRUST")



            The description of this pricing supplement of the particular terms of the Principal(R) Life CoreNotes(R) offered hereby, and the Funding Agreement (specified below) issued by Principal Life Insurance Company ("Principal Life") to the Trust, the payment obligations of which are fully and unconditionally guaranteed by the Guarantee (specified below) issued by Principal Financial Group, Inc. to the Trust, supplements the description of the general terms and provisions of the notes, the funding agreements and the guarantees set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.


1.      THE NOTES

--------------------------------------------------------------------------------
Principal Amount:                                 Purchasing Agent(s) Discount:

Issue Price:                                      Original Issue Date:

Net Proceeds to the Trust:                        Stated Maturity Date:
--------------------------------------------------------------------------------

Interest Payment Dates:

Initial Interest Payment Date:

Regular Record Date:    [15 calendar days prior to the Interest Payment Date]

Type of Interest Rate:  [   ] Fixed Rate  [   ] Floating Rate

            Fixed Rate Notes:  [   ] Yes   [   ] No.  If, Yes,

                     Interest Rate:

            Floating Rate Notes:  [   ] Yes   [   ] No.  If, Yes,

                     Regular Floating Rate Notes: [   ] Yes  [  ] No.  If, Yes,
                                    Interest Rate:
                                    Interest Rate Basis(es):

                     Floating Rate/Fixed Rate Note: [   ] Yes  [  ] No. If, Yes,
                                    Floating Interest Rate:
                                    Interest Rate Basis(es):
                                    Fixed Interest Rate:
                                    Fixed Rate Commencement Date:

----------

"Principal(R)" is a registered service mark of Principal Financial Services, Inc. and is used under license.


"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co.





       Initial Interest Rate, if any:

       Initial Interest Reset Date:

       Interest Rate Basis(es). Check all that apply:
                [  ] CD Rate                                [  ] CMT Rate
                [  ] Commercial Paper Rate                  [  ] LIBOR
                [  ] Treasury Rate                          [  ] Prime Rate
                [  ] Other (See Attached)

                If LIBOR: [ ] LIBOR Reuters Page   [  ] LIBOR Moneyline Telerate
                             LIBOR Currency:             Page

                   If CMT Rate:
                           Designated CMT Telerate Page:
                               If 7052: [ ] Weekly Average  [  ] Monthly Average
                           Designated CMT Maturity Index:

       Index Maturity:

       Spread (+/-):

       Spread Multiplier:

       Interest Reset Date(s):

       Interest Rate Determination Date(s):

       Maximum Interest Rate, if any:

       Minimum Interest Rate, if any:

Calculation Agent:   [Citibank, N.A.]

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Discount Note:  [   ] Yes   [   ] No.  If, Yes,
            Total Amount of Discount:
            Initial Accrual Period of Discount:
            Additional/Other Terms:

Terms of Survivor's Option:
            Annual Put Limitation:         [  ] $2,000,000 or 2%; or
                                           [  ] $_______ or __%
            Individual Put Limitation:     [  ] $250,000; or
                                           [  ] $_______
            Trust Put Limitation:          [  ] ______

Redemption Provisions:  [  ] Yes    [  ] No.  If, Yes,
            Initial Redemption Date:
            Redemption:          [  ] In whole only and not in part
                                 [  ] May be in whole or in part
            Additional Other Terms:

Repayment:  [   ] Yes   [   ] No.  If, Yes,
            Repayment Date(s):
            Repayment Price:
            Repayment:  [  ] In whole only and not in part
                        [  ] May be in whole or in part
            Additional/Other Terms:

Sinking Fund (not applicable unless specified):

Securities Exchange Listing: [  ] Yes  [  ] No. If Yes, Name of Exchange:______

Authorized Denominations:  [$1,000]

Ratings:


            The Notes issued under the Program are rated _____ by Standard & Poor's ("S&P"). Principal Life expects the Notes to be rated ___ by Moody's Investors Service, Inc. ("Moody's").


Purchasing Agent(s) Purchasing Notes as Principal:  [  ] Yes   [  ] No.  If Yes,

            Purchasing Agent(s)                            Principal Amount
            -------------------                            ----------------



            -----------------------------------------------------------------------------------
            Total:

Purchasing Agent(s) Acting as Agent:  [  ] Yes     [  ] No.  If Yes,

            Purchasing Agent(s)                            Principal Amount
            -------------------                            ----------------



            -----------------------------------------------------------------------------------
            Total:

State of Organization of the Trust:  [New York]

Additional/Other Terms:

Special Tax Considerations:

2.      THE FUNDING AGREEMENT

Funding Agreement Issuer:  Principal Life Insurance Company

Funding Agreement No.:

Deposit:

Net Deposit:

Effective Date:

Stated Maturity Date:

Interest Payment Dates:

Initial Interest Payment Date:

Type of Interest Rate:  [  ] Fixed Rate         [  ] Floating Rate

         Fixed Rate Funding Agreement:  [   ]Yes   [   ] No.  If, Yes,

                        Interest Rate:

         Floating Rate Funding Agreement:  [   ]Yes   [   ] No.  If, Yes,

          Regular Floating Rate Funding Agreement: [  ] Yes   [  ] No. If, Yes,
                      Interest Rate:
                      Interest Rate Basis(es):

          Floating Rate/Fixed Rate Funding Agreement: [  ] Yes  [ ] No. If, Yes,
                      Floating Interest Rate:
                      Interest Rate Basis(es):
                      Fixed Interest Rate:
                      Fixed Rate Commencement Date:

          Initial Interest Rate, if any:

          Initial Interest Reset Date:

          Interest Rate Basis(es). Check all that apply:
                   [  ] CD Rate                              [  ] CMT Rate
                   [  ] Commercial Paper Rate                [  ] LIBOR
                   [  ] Treasury Rate                        [  ] Prime Rate
                   [  ] Other (See Attached)

                   If LIBOR: [  ] LIBOR Reuters Page  [  ] LIBOR Moneyline
                                LIBOR Currency:             Telerate Page


                   If CMT Rate:
                         Designated CMT Telerate Page:
                           If 7052: [  ] Weekly Average   [  ] Monthly Average
                         Designated CMT Maturity Index:

           Index Maturity:

           Spread (+/-):

           Spread Multiplier:

           Interest Reset Date(s):

           Interest Rate Determination Date(s):

           Maximum Interest Rate, if any:

           Minimum Interest Rate, if any:

Computation of Interest (not applicable unless different than as specified in the prospectus and prospectus supplement):

Day Count Convention (not applicable unless different than as specified in the prospectus and prospectus supplement):

Discount Funding Agreement:  [   ]Yes   [   ] No.  If, Yes,
            Total Amount of Discount:

            Initial Accrual Period of Discount:
            Additional/Other Terms:

Terms of Survivor's Option:
            Annual Put Limitation:       [  ] $2,000,000 or 2%; or
                                         [  ] $_______ or __%
            Individual Put Limitation:   [  ] $250,000; or
                                         [  ] $
            Trust Put Limitation:        [  ] ______

Redemption:  [   ]Yes   [   ] No.  If, Yes,
            Initial Redemption Dates:
            Redemption:             [  ] In whole only and not in part
                                    [  ] May be in whole or in part
            Additional/Other Terms:

Repayment:  [   ]Yes   [   ] No.  If, Yes,
            Repayment Date(s):
            Repayment Price:
            Repayment:              [  ] In whole only and not in part
                                    [  ] May be in whole or in part
            Additional/Other Terms:

Sinking Fund (not applicable unless specified):

 Ratings:


            The Funding Agreement issued under the Program is rated _____ by S&P. Principal Life expects the Funding Agreement to be rated ____ by Moody's.


Additional/Other Terms:

Special Tax Considerations:

3.      THE GUARANTEE

Guarantee Issuer:  Principal Financial Group, Inc.

Guarantee No:

Effective Date:

Additional/Other Terms:

                                    EXHIBIT E
                        Principal Life Insurance Company

                              Officer's Certificate

            The undersigned, an officer of Principal Life Insurance Company, an Iowa stock life insurance company ("Principal Life"), does hereby certify to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., in such capacity and on behalf of Principal Life, to the knowledge of the undersigned and after reasonable inquiry, that:

            1. each of the representations and warranties of Principal Life contained in each Expense and Indemnity Agreement entered into in connection with the Registration Statement (defined below), and each Funding Agreement issued in connection with the Program (the "Specified Agreements") (other than any representation or warranty expressly made as of a date prior to the date hereof) are true and correct on and as of the date hereof, with the same effect as though such representation or warranty had been made on and as of the date hereof;

            2. no default under any of the Specified Agreements and no event or any condition which, with notice or lapse of time or both, would become a default, has occurred and is continuing as of the date hereof;

            3. Principal Life has performed and complied with, respectively, in all material respects, all of the agreements, covenants, obligations and conditions applicable to Principal Life required by the Specified Agreements to be performed or complied with by Principal Life on or before the date hereof;

            4.          the Registration Statement filed on Form S-3 (File Nos.
                        333-110499 and 333-110499-01) (the "Registration
                        Statement") by Principal Life and Principal Financial Group, Inc. has been declared effective by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced by or are pending before or contemplated by the Commission;

            5. all filings, if any, required by Rule 424 and Rule 430A under the Act have been made in a timely manner;

            6. since [ ], the Trusts organized in connection with the program contemplated by the Registration Statement have issued the following series of Notes:

                          [List each series of Notes.]
                          [(collectively, the "Designated Notes")]; and

            7. The Funding Agreements issued in connection with the Designated Notes have been executed and delivered by Principal Life in accordance with the terms and conditions of the Program Documents.

            Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Standard Indenture Terms attached as Exhibit
4.1 to the Registration Statement.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the [ ] day of [ ], 200__.

                            [NAME], [in his/her] capacity as an authorized officer of Principal Life



                            By:
                               ------------------------------------------------
                                  Name:
                                  Title:

                                    EXHIBIT F
                      Principal Life Income Fundings Trusts

                              Officer's Certificate



                        The undersigned, the [ ] of U.S. Bank Trust National
            Association, the trustee (the "Trustee") of each common law trust organized under the laws of the State of New York (each, a "Trust") in connection with the program contemplated by Registration Statement Nos. 333-110499 and 333-110499-01 filed on Form S-3 (the "Registration Statement") by Principal Life Insurance Company and Principal Financial Group, Inc. with the Securities and Exchange Commission, does hereby certify to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., in such capacity and on behalf of each Trust, to the knowledge of the undersigned officer and after reasonable inquiry, that:

            1. each of the representations and warranties of each Trust contained in the Notes issued in connection with the Program, each Indenture entered into in connection with the Registration Statement and the Expense and Indemnity Agreement concerning the Trusts (the "Specified Agreements") (other than any representation or warranty expressly made as of a date prior to the date hereof) are true and correct on and as of the date hereof, with the same effect as though such representation or warranty had been made on and as of the date hereof;

            2. no default under any of the Specified Agreements and no event or any condition which, with notice or lapse of time or both, would become a default, has occurred and is continuing as of the date hereof;

            3. each Trust has performed and complied with, respectively, in all material respects, all of the agreements, covenants, obligations and conditions applicable to such Trust required by the Specified Agreements to be performed or complied with by such Trust on or before the date hereof;

            4. the Notes issued in connection with the Program, have been issued, in all material respects, in accordance with the terms and conditions of the Program Documents; and

            5. each Funding Agreement has been executed and delivered by the related Trust in accordance with the terms and conditions of the Program Documents.


                        Capitalized terms used herein and not otherwise defined
            herein shall have the meanings set forth in the Standard Indenture Terms attached as Exhibit 4.1 to the Registration Statement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the [ ] day of [ ], 200__.

                                     [NAME], in [his/her] capacity as _______ of the Trustee of each Trust



                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE I
                         Terms Agreement Specifications

[In connection with Section 3(a)(iv) of the Distribution Agreement, the Program under which the Notes are issued is rated [ ] by Moody's Investors Service, Inc. ("Moody's") and [ ] by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). Principal Life and PFG expect that the Notes will be rated [ ] by Moody's. The Company's financial strength rating is [ ] by Moody's and [ ] by S&P.]

[In accordance with Section 2.02(b) of the Terms Agreement and in connection with the purchase of Notes from the Trust by the Purchasing Agent(s) as principal, the following items will be delivered on the Settlement Date:

            Specify opinions and comfort letter, as applicable.]

            All capitalized terms used herein and not otherwise defined herein will have the meanings set forth in the Distribution Agreement.







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